As filed with the Securities and Exchange Commission on April 7, 2026
Registration Numbers 333-152192/811-21262

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 19	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 275	☒
Brighthouse Separate Account Eleven for Variable Annuities
(Exact Name of Registered Separate Account)

Registration No. 333-290025
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 6	☒
Brighthouse Life Insurance Company
(Name of Insurance Company)
11225 North Community House Road, Charlotte, NC 28277
(Address of Insurance Company’s Principal Executive Offices) (Zip Code)
(980) 365-7100
(Insurance Company’s Telephone Number, including area code)

Brighthouse Life Insurance Company
c/o The Corporation Trust Company
1209 Orange Street
Corporation Trust Center
New Castle County
Wilmington, DE 19801
(800) 448-5350
(Name and Address of Agent for Service)
Copies to:
Dodie C. Kent
Ronald Coenen, Jr.
Eversheds Sutherland (US) LLP
The Grace Building, 40th Floor
1114 Avenue of the Americas
New York, NY 10036-7703
Approximate Date of Proposed Public Offering: On April 27, 2026 or as soon thereafter as practicable.
It is proposed that this filing will become effective (check appropriate box):
☐ immediately upon filing pursuant to paragraph (b)
☒ on April 27, 2026 pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (a)(1) of rule 485 under the Securities Act.
If appropriate, check the following box:
☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Check each box that appropriately characterizes the Registrant:
☐ New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Separate Account or Insurance Company or amendment thereto within 3 years preceding this filing)
☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))
☐ If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act
☐ Insurance Company relying on Rule 12h-7 under the Exchange Act
☐ Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

Brighthouse Retirement Account Annuity
This prospectus describes Brighthouse Retirement Account Annuity, a flexible premium deferred variable and fixed annuity contract (the “Contract”) issued by Brighthouse Life Insurance Company (the “Company," “Our”, “Us,” “We,” or "BLIC"), available on both a group and individual basis. The Contract is used in connection with 401(k) Plans, 403(b) Plans, Non-Qualified Plans, Traditional IRAs, Roth IRAs and Simplified Employee Pensions ("SEPs"). We no longer actively offer the Contract to new purchasers, but We continue to accept new Participants under existing Contracts previously issued to Plans. Current Contract Owners may make additional Purchase Payments.
The investment options available under the Contract include (1) the Funding Options (referred to as “Subaccounts” in Your Contract) available through Brighthouse Separate Account Eleven for Variable Annuities (the “Separate Account”), and (2) the Fixed Account, which is a part of our General Account. The Fixed Account (which may also be referred to as the “Registered Fixed Account Option”) may not be available under Your Contract. The Contract’s value will vary daily to reflect the investment experience of the Funding Options You select and, subject to availability, the interest credited to the Fixed Account. For additional information regarding the investment options available under the Contract, please refer to Appendix A to this prospectus.
Where permitted by state law, We reserve the right under the Contract (with 30 days advance written notice) to restrict Purchase Payments into the Fixed Account or transfers from the Funding Options into the Fixed Account whenever the credited interest rate is equal to the minimum Guaranteed Interest Rate specified in Your Contract.  We will provide advance written notice if this restriction is subsequently lifted.
If, for an additional charge, You select the Optional Death Benefit, We will add Purchase Payment Conservation Credits (also referred to as "bonus credits") to Your Contract with each Purchase Payment. Regardless of the death benefit selected, We will add a credit to Contract Value that is applied to an Annuity option after the first year. Expenses for variable annuity contracts with bonus credits may be higher than for other contracts without such credits. The amount of credits under the Contract may be more than offset by the higher fees and charges associated with the credits.
The Contract is a complex investment and involves risks, including potential loss of principal. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Full and partial surrenders from the Contract could result in withdrawal charges, taxes, and tax penalties. In addition, certain withdrawals from the Fixed Account may also be subject to a Market Value Adjustment that may result in loss, including full surrenders due to discontinuation of the Contract during the Accumulation Period and withdrawals under the Liquidity Benefit during the Annuity Period. In extreme circumstances, You could lose up to 100% of the amount withdrawn or surrendered from the Fixed Account due to a negative Market Value Adjustment.
Our obligations under the Contract are subject to Our financial strength and claims-paying ability. Additional information about certain investment products, including annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
If You are a new investor in the Contract, You may cancel Your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, You will receive either a full refund of the amount you paid with Your application or Your total Contract Value. You should review the prospectus, or consult with Your investment professional, for additional information about the specific cancellation terms that apply.
The Securities and Exchange Commission has not approved or disapproved these securities or the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
The Contracts are not deposits of any bank, are not guaranteed by any bank or credit union, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Contracts may be subject to loss of principal.
Prospectus Dated: April 27, 2026

Page
Appendix E: Waiver of Withdrawal Charge for Nursing Home Confinement Rider	E-1
Appendix F: State Variations	F-1

Glossary
Accumulation Period — the period before the commencement of Annuity Payments.
Accumulation Unit — an accounting unit of measure used to calculate Contract Values in the Separate Account before Annuity Payments begin.
Annuitant — a person on whose life the Maturity Date depends and Annuity Payments are made.
Annuity — payment of income for a stated period or amount.
Annuity Payments — a series of periodic payments (i) for life; (ii) for life with a minimum number of payments; (iii) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (iv) for a fixed period.
Annuity Period — the period following commencement of Annuity Payments.
Annuity Unit — an accounting unit of measure used to calculate the amount of Annuity Payments.
Beneficiary(ies) — the person(s) or trustee designated to receive any remaining contractual benefits in the event of a Participant’s, Annuitant’s or Contract Owner’s death, as applicable.
Cash Surrender Value — the Contract Value less any amounts deducted upon a withdrawal or surrender, outstanding loans, if available under the Contract, any applicable Premium Taxes or other withdrawal charges not previously deducted. The Cash Surrender Value is not adjusted by the Market Value Adjustment.
Certificate — (if applicable) the document issued to Participants under a master group Contract. Any reference in this prospectus to the Contract includes the underlying Certificate.
Code — the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.
Company (We, Us, Our) — Brighthouse Life Insurance Company.
Competing Fund — any investment option under the Plan, which, in Our opinion, consists primarily of fixed-income securities and/or money market instruments.
Contract — for convenience, means the Contract or Certificate (if applicable). For example, Contract Year also means Certificate Year.
Contract Date — the date on which the Contract is issued. For certain group Contracts, it is the date on which the Contract becomes effective, as shown on the specifications page of the Contract.
Contract Owner — the person named in the Contract (on the specifications page). For certain group Contracts, the Contract Owner is the trustee or other entity which owns the Contract.
Contract Value/Account Value — the value of the Accumulation Units in Your Account (or a Participant’s Individual Account, if applicable), plus amounts held under the Fixed Account.
Contract Year — twelve-month periods beginning with the Contract Date, or any anniversary thereof.
Declared Interest Rate(s) — One or more rates of interest which may be declared by the Company. Such rates will never be less than the Guaranteed Interest Rate stated in the Contract and may apply to some or all of the values under the Fixed Account for periods of time determined by the Company.
Death Report Date — the day on which We have received (i) Due Proof of Death and (ii) written payment instructions or election of spousal or Beneficiary Contract continuation in Good Order.
Due Proof of Death — (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to Us.
ERISA — The Employee Retirement Income Security Act of 1974, as amended, and all related laws and regulations which are in effect during the term of this Contract.
Fixed Account — an account that consists of all of the assets under the Contract other than those in the Separate Account. The Fixed Account is part of the general assets of the Company.

Fixed Annuity — an Annuity payout option with payments which remain fixed as to dollar amount throughout the payment period and which do not vary with the investment experience of a Separate Account.
Funding Options — the variable investment options to which Purchase Payments under the Contract may be allocated. Funding Options are also referred to as “Subaccounts.”
General Account — Comprised of the Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.
Good Order — A request or transaction generally is considered in “Good Order” if it complies with Our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by Us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone or Internet) along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: Your completed application; Your Contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Funding Options affected by the requested transaction; the signatures of all Contract Owners (exactly as indicated on the Contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that We may require, including any spousal or joint Contract Owner’s consents. With respect to Purchase Payments, Good Order also generally includes receipt by Us of sufficient funds to effect the purchase. We may, in Our sole discretion, determine whether any particular transaction request is in Good Order, and We reserve the right to change or waive any Good Order requirement at any time. If You have any questions, You should contact Us or Your financial representative (where applicable) before submitting the form or request.
Guarantee Period — The period through the end of the first calendar year during which the Contract was purchased and successive 12-month periods thereafter during which a Guaranteed Interest Rate is credited.
Guaranteed Interest Rate — The annual effective interest rate credited during the Guarantee Period.
Home Office — the Home Office of Brighthouse Life Insurance Company, 11225 North Community House Road, Charlotte, NC 28277, or any other office that We may designate for the purpose of administering this Contract. For instructions on how to submit requests, elections, and inquiries, please see "Contract Owner Requests, Elections, and Inquiries."
Individual Account — an account under which Accumulation Units are credited to a Participant or Beneficiary under the Contract.
Market Adjusted Value — the value of funds held in the Fixed Account increased or decreased by the Market Value Adjustment.
Market Value Adjustment — applies to certain withdrawals from the Fixed Account including full surrenders due to discontinuation of the Contract during the Accumulation Period and withdrawals under the Liquidity Benefit during the Annuity Period. In the event of a discontinuance, the Market Value Adjustment reflects the relationship, at the time of surrender, between the rate of interest credited to funds on deposit under the Fixed Account at the time of discontinuance to the rate of interest credited on new deposits at the time of discontinuance. When taking a withdrawal under the Liquidity Benefit, We calculate the amount due based on the present value of the remaining period certain payments under the Annuity Option using a current interest rate, and this calculation may result in a Market Value Adjustment, positive or negative, applied to Your withdrawal.
Maturity Date — the date on which the Annuity Payments are to begin.
Participant — an eligible person who is a member in a tax qualified Plan under Sections 401, 403(b) or 457 of the Code, or a non-qualified deferred compensation Plan.
Participant’s Individual Account — an account to which amounts are credited to a Participant or Beneficiary under the Contract.
Payment Option — an Annuity or income option elected under Your Contract.
Plan — for a group Contract, the plan or the arrangement used in a retirement plan or program whereby Purchase Payments and any gains are intended to qualify under Section 401, 403(b) or 457 of the Code.
Plan Administrator — The corporation or other entity so specified on the application or purchase order. If none is specified, the Plan Trustee is the Plan Administrator.

Plan Termination — Termination of Your Plan, including partial Plan Termination, as determined by Us.
Plan Trustee — The trustee specified in the Contract specifications.
Premium Tax — the amount of tax, if any, charged by the state or municipality on Purchase Payments. Generally, We will deduct any applicable Premium Tax from the Contract Value either upon surrender, annuitization, death, or at the time a Purchase Payment is made, but no earlier than when We have the liability under state law.
Purchase Payments — the premium payment(s) applied to the Contract, less any Premium Taxes (if applicable).
Purchase Payment Conservation Credit — if, for an additional charge, You select the Optional Death Benefit, We will add a credit to Your Contract with each Purchase Payment allocated to the Separate Account in the form of Purchase Payment Conservation Credits. Also, an amount which may be credited to Your Contract Value that equals a percentage of each Purchase Payment made where such funds originated from other Contracts issued by Us or Our affiliates.
Qualified Contract — a Contract used in a retirement Plan or program that is intended to qualify under Section 401, 403, 414(d) or 457 of the Code.
Separate Account — a segregated account, the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.
Subaccount — that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund. Subaccounts are also referred to as "Funding Options."
Underlying Fund — a portfolio of an open-end management investment company that is registered with the Securities and Exchange Commission (the "SEC")  in which the Subaccounts invest. May also be referred to as "Portfolio Company."
Valuation Date — a day on which the New York Stock Exchange (“NYSE”) is open for business. The value of each Subaccount is determined as of the close of regular trading on the NYSE on such days, typically 4:00 p.m. Eastern Time. A Valuation Date ends earlier than 4:00 p.m. Eastern Time if the NYSE closes early. It is expected that the NYSE will be closed on Saturdays and Sundays and on the observed holidays of New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Valuation Dates are also referred to herein as “Business Days.”
Valuation Period — the period between the end of one Valuation Date and the end of the next Valuation Date.
Variable Annuity — an Annuity payout option providing for payments varying in amount in accordance with the investment experience of the assets held in the underlying securities of the Separate Account.
Written Request — written instructions or information sent to Us in a form and content satisfactory to Us and received in Good Order at Our Home Office.
You, Your — “You,” depending on the context, may be the Certificate holder, the Participant or the Contract Owner and a natural person, a trust established for the benefit of a natural person or a charitable remainder trust, or a Plan (or the employer purchaser who has purchased the Contract on behalf of the Plan). In connection with a 403(b) Plan Termination, as of the date of the Contract or cash distribution under such Plan Termination, "You" means the Participant who has received such Contract or cash distribution.

Overview of the Contract

Purpose. The Contract is a variable and fixed annuity contract, which is available on both a group and individual basis. It provides a means for investing on a tax-deferred basis in the Contract’s Funding Options and (if available) the Fixed Account, together “investment options.” The Contract is designed generally for an investor who intends to hold the Contract for a long period of time and then use the Contract Value (in the form of either withdrawals or Annuity Payments) for retirement saving or other long-term investment purposes. The Contract is used in connection with (1) individual non-qualified purchases; (2) rollovers from individual retirement annuities; (3) rollovers from other qualified retirement Plans; and (4) Beneficiary-directed transfers of death proceeds from another Contract. The Contract has various features and benefits that may be appropriate for You based on Your financial situation and objectives. The Contract also offers certain death benefit features, which can be used to transfer assets to Your Beneficiaries. If You are investing in this Contract through a Plan or individual retirement account, it does not provide any additional tax deferral benefits beyond those provided by the Plan or individual retirement account. Accordingly, if You are investing in this Contract through a Plan or individual retirement account, You should consider investing in the Contract for its death benefit, annuity option benefits or other non-tax related benefits. Your financial goal in acquiring the Contract should take into account the fact that there are withdrawal charges under the Contract, as well as a Market Value Adjustment on certain withdrawals from the Fixed Account, including full surrenders due to discontinuation of the Contract during the Accumulation Period and withdrawals under the Liquidity Benefit during the Annuity Period. Because of the withdrawal charge (which is in effect for many years), the possibility of income tax and tax penalties on early withdrawals, and the Market Value Adjustment on full surrenders from the Fixed Account when there is a Contract discontinuation, the Contract should not be viewed as an investment vehicle offering low cost liquidity. Your financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.
Phases of the Contract. The Contract has two phases: The Accumulation Period and the Annuity Period. During the Accumulation Period, earnings accumulate on a tax-deferred basis and are taxed as income when You make a withdrawal. To help You accumulate assets during the Accumulation Period, You can invest Your Purchase Payments and Contract Value in: (1) Funding Options available under the Contract, each of which has an Underlying Fund with its own investment strategies and risks; investment adviser(s); expense ratio; and performance history; and, if available (2) the Fixed Account option, which guarantees principal and interest.
Additional information about the investment options in which You can invest is provided in Appendix A.
The Annuity Period occurs when You begin receiving Annuity Payments from Your Contract. All optional benefits from the Accumulation Period, including death benefits, terminate without value at the start of the Annuity Period. The amount of money You accumulate in Your Contract during the Accumulation Period factors into the amount of income You receive during the Annuity Period. You may choose one of a number of Annuity options: You may receive income payments in the form of a Variable Annuity, a Fixed Annuity, or a combination of both. In general, once the Annuity Period begins, You may no longer take withdrawals from the Contract. There is no death benefit during the Annuity Period; however, depending on the Annuity option You elect, any remaining guarantee upon death may be paid to Your Beneficiary(ies).
Contract Features. The following is a brief description of the Contract’s primary features.
Subject to Plan Terms. If You participate through a retirement Plan or other group arrangement, the Contract may provide that all or some of Your rights or choices are subject to the Plan’s terms. For example, limitations on Your rights may apply to investment options, Purchase Payments, withdrawals, transfers, Plan loans, the death benefit and Annuity options, and the availability of Contract benefits.
Accessing Your Money. Before You annuitize the Contract, You can withdraw money from Your Contract at any time. If You take a withdrawal, You may have to pay a withdrawal charge and/or income taxes, including a tax penalty if You are younger than age 59½. Certain withdrawals from the Fixed Account may also be subject to a Market Value Adjustment, including full withdrawals due to discontinuation of the Contract during the Accumulation Period and withdrawals under the Liquidity Benefit Option during the Annuity Period. Withdrawals could significantly reduce the value of your Contract, the death benefit, the amount available for loans, and other Contract benefits, including the optional death benefit. The reduction may be more than the amount withdrawn.
Tax Treatment. You can transfer money among investment options without tax implications, and earnings (if any) on Your investments are generally tax-deferred. You are only subject to tax upon: (1) making a withdrawal; (2) receiving a payment from Us; or (3) payment of a death benefit.

Death Benefits. The Contract includes, at no additional cost, a Standard Death Benefit that will pay a death benefit to Your Beneficiary(ies) if You die during the Accumulation Period. The Standard Death Benefit is equal to at least the Contract Value (less any amounts due), and may be greater under certain circumstances. For an additional charge, You may select the Optional Death Benefit, which may increase the amount of money payable to Your designated Beneficiary(ies) upon Your death compared to the Standard Death Benefit.
Variable Annuitization Floor Benefit. At the beginning of the Annuity Period, if You have selected the Variable Annuitization Floor Benefit for an additional charge, Your Variable Annuity Payments will never be less than a certain percentage of Your first Variable Annuity Payments, regardless of the performance of the Funding Options You selected.
Additional Services and Features.
•
Bonus Credits. We may apply bonus credits under the Contract. Expenses for a variable annuity contract with bonus credits may be higher than for a contract without such credits. The amount of any bonus credits may be more than offset by the higher fees and charges associated with the credits.
•
Purchase Payment Conservation Credits. If, for an additional charge, You select the Optional Death Benefit, We will add a credit to Your Contract Value for each Purchase Payment You make. Purchase Payment Conservation Credits are not considered part of Purchase Payments for purposes of calculating the death benefit. Purchase Payments allocated to the Fixed Account are not eligible for Purchase Payment Conservation Credits.
•
Annuitization Credit. A credit is added to Contract Value that is applied to an Annuity option. The credit equals 0.5% of Your Contract Value if You annuitize during Contract Years 2-5, 1% during Contract Years 6-10, and 2% after Contract Years 10. There is no credit applied to Contracts held less than 1 year.
•
Dollar Cost Averaging Program. This program allows You to systematically transfer a set amount from a Funding Option or the Fixed Account (if available) to one or more Funding Options on a monthly or quarterly basis.
•
Systematic Withdrawal Program and Managed Distribution Program. The Systematic Withdrawal Program allows You to receive regular automatic withdrawals from your Contract either monthly, quarterly, semi-annually, or annually. You may use the Managed Distribution Program to take required minimum distributions that may be required by the IRS.
•
Liquidity Benefit. Subject to availability, if You elect an eligible Annuity option that guarantees payments for a minimum period of time, You may exercise the Liquidity Benefit during the Annuity Period. This benefit allows You to take withdrawals from the Fixed Account during the Annuity Period based on the present value of Your remaining Annuity Payments. Benefit withdrawals will be subject to a withdrawal charge and Market Value Adjustment.
Market Value Adjustment
•
You could lose a significant amount of money due to a negative Market Value Adjustment in certain circumstances if all or a portion of the Contract Value is withdrawn from the Fixed Account. Only full surrenders from the Fixed Account due to a Contract discontinuation during the Accumulation Period or if you take a withdrawal under the Liquidity Benefit during the Annuity Period will be subject to a Market Value Adjustment.

Important Information You Should Consider About the Contract

Fees, Expenses, and Adjustments	Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes.
Withdrawal Charges. If You withdraw money during the first 5 years following a Purchase Payment, You may be assessed a withdrawal charge of up to 5% of the Purchase Payment and any applicable Purchase Payment
Conservation Credits withdrawn, declining to 0% over that time period.
For example, if You make an early withdrawal, You could pay a withdrawal charge of up to $5,000 on a $100,000 investment. This loss will be greater if there taxes or tax penalties.
Market Value Adjustments. If You surrender the entire amount in the Fixed
Account during the Accumulation Period due to a Contract discontinuation or if you take a withdrawal under the Liquidity Benefit during the Annuity
Period, We will apply a Market Value Adjustment, which may be negative.
In extreme circumstances, You could lose up to 100% of the amount surrendered or withdrawn due to a negative Market Value Adjustment. For example, if You were to allocate $100,000 to the Fixed Account and later surrender the Contract, You could lose up to $100,000 of Your investment.
This loss will be greater if You also have to pay withdrawal charges, taxes, and tax penalties. Only full surrenders from the Fixed Account due to
Contract discontinuations and withdrawals under the Liquidity Benefit will be subject to a Market Value Adjustment.
Fee Table and Examples Charges, Deductions, and Adjustments
Are There Transaction Charges?
Yes. In addition to withdrawal charges and Market Value Adjustments for early withdrawals, You may also be charged for other transactions. There may be taxes on Purchase Payments.
Transfer Fee. Currently, We do not charge for transfers. However, We reserve the right to charge for transfers after the first 12 transfers per year.
Fee Table and Examples Charges, Deductions, and Adjustments

Are There Ongoing Fees and Expenses?
Yes. The table below describes the fees and expenses that You may pay each year, depending on the investment options and optional benefits You choose. Please refer to Your Contract specifications page for information about the specific fees You will pay each year based on the options You have elected.
				Fee Table and Examples Charges, Deductions, and Adjustments Appendix A: Investment Options Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.82%	0.82%
	Portfolio Company fees and expenses[2]	0.27%	1.37%
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.45%[3]	3.00%[4]
1 As a percentage of average daily net assets of the Separate Account.
2As a percentage of Underlying Fund assets before temporary expense reimbursements and/or fee waivers.
3As a percentage of average daily net assets of the Separate Account. This is the charge for the only optional benefit during the Accumulation Period.
[4].As a percentage of average daily net assets of the Separate Account. This charge only applies during the Annuity Period and only if you have elected the Variable Annuitization Floor
Benefit.

Because Your Contract is customizable, the choices You make affect how much You will pay. To help You understand the cost of owning Your
Contract, the following table shows the lowest and highest cost You could pay each year, based on current charges. This estimate assumes that You do not take withdrawals from the Contract, which could add withdrawal charges and negative Market Value Adjustments that substantially increase costs.

	Lowest Annual Cost $1,140	Highest Annual Cost $3,015
	Assumes:	Assumes:
●Investment of $100,000
●5% annual appreciation
●Least expensive Portfolio Company
fees and expenses
●No optional benefits
●No Purchase Payment Conservation
Credits
●No additional Purchase Payments,
transfers, loans or withdrawals
●No surrender charges
●No Market Value Adjustment

●Investment of $100,000
●5% annual appreciation
●Most expensive combination of
optional benefits and Portfolio
Company fees and expenses
●No Purchase Payment
Conservation Credits
●No additional Purchase
Payments, transfers, loans or
withdrawals
●No surrender charges
●No Market Value Adjustment

	Risks	Location in Prospectus
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract
Is This a Short-Term Investment?
No. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Amounts withdrawn from the
Contract may result in withdrawal charges, taxes, and tax penalties.
●Withdrawal charges may apply for the first 5 years following a Purchase
Payment. Withdrawal charges will reduce the value of Your Contract if
You withdraw money during that time period. Withdrawals could significantly reduce the value of your Contract, the death benefit, the amount available for loans, and other Contract benefits, including the optional death benefit. The reduction may be more than the amount withdrawn.
●The benefits of tax deferral also mean the Contract is more beneficial to investors with a long time horizon.
●There are certain circumstances where withdrawing amounts from the
Fixed Account will result in a negative Market Value Adjustment, including full surrenders due to Contract discontinuation during the
Accumulation Period and withdrawals under the Liquidity Benefit during the Annuity Period.
●At the end of each Guarantee Period, in the absence of other instructions or requests from You, the amount in the Guarantee Period will automatically be renewed into a new Guarantee Period, subject to the declared renewal interest rate.
Principal Risks of Investing in the Contract The Fixed Account Charges, Deductions, and Adjustments Transfers Access to Your Money
What Are the Risks Associated with the Investment Options?
●An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., Underlying Funds).
●Each investment option, including the Fixed Account, has its own unique risks.
●You should review the prospectuses for the available Underlying Funds and prospectus disclosure for the Fixed Account before making an investment decision.
Principal Risks of Investing in the Contract
What Are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to Us. Any obligations (including under the Fixed Account) and guarantees and benefits of the Contract that exceed the assets of the Separate Account are subject to Our claims-paying ability. If We experience financial distress, We may not be able to meet Our obligations to You. More information about
Brighthouse Life Insurance Company, including Our financial strength ratings, is available by contacting Us at (888) 243-1968.
Principal Risks of Investing in the Contract

	Restrictions	Location in Prospectus
Are There Restrictions on the Investment Options?
Yes.

●Currently, We allow unlimited transfers without charge among investment options during the Accumulation Period. However, We reserve the right to impose a charge for transfers in excess of 12 per year.
●We reserve the right to limit the number of transfers in circumstances of frequent or large transfers. At a minimum, We would always allow one transfer every six months.
●Transfers between the Fixed Account and the Funding Options are subject to theCompeting Funds restrictions described in this prospectus.
●We reserve the right to limit transfers from the Fixed Account in any calendar year to 20% of the Contract/Certificate Value in the Fixed
Account as of the end of the preceding Contract/Certificate Year.
●Where permitted by state law, We reserve the right (with 30 days advance written notice) to restrict Purchase Payments or transfers into the Fixed
Account when the credited interest rate is equal to the minimum
Guaranteed Interest Rate specified in Your Contract.
●We reserve the right to remove or substitute the Underlying Funds that are available as investment options under the Contract.
●The availability of the Fixed Account and Funding Options under the
Contract may vary by employer or Plan Administrator. You should reference Your Plan documents or speak with Your employer or Plan
Administrator for the investment options available to You.
Transfers
Are There Restrictions on Contract Benefits?
Yes.

●If You elect the Variable Annuitization Floor Benefit, We limit or restrict the investment options that You may select under the Contract during the
Annuity Period. We may change these restrictions in the future.
●If You select the Optional Death Benefit and Purchase Payment
Conservation Credits, additional restrictions on Purchase Payment allocations and transfers to the Fixed Account apply.
●Withdrawals will reduce the value of the death benefit, perhaps significantly.
●Withdrawals may reduce the value of an optional benefit by an amount greater than the value withdrawn, which could significantly reduce the value or even terminate the benefit.
●You may select only certain Annuity options if exercising the Variable
Annuitization Floor Benefit.
●The Liquidity Benefit is only available under certain Annuity options.
●We may stop offering an optional benefit at any time for new sales.
●Purchase Payment Conservation Credits may not be included in the calculation of the optional death benefit. Purchase Payments allocated to the Fixed Account are not eligible for Purchase Payment Conservation
Credits.
●Except as otherwise provided, Contract benefits may not be modified or terminated by Us.
●The availability of benefits may vary by employer or Plan Administrator.
You should reference Your Plan documents or speak with Your employer or Plan Administrator for the benefits available to You.
Purchase Payment Conservation Credits Death Benefit – Optional Death Benefit and Credit Payment Options – Variable Annuitization Floor Benefit Transfers The Annuity Period – Liquidity Benefit

	Taxes	Location in Prospectus
What are the Contract’s Tax Implications?
●Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.
●If You purchase the Contract through a tax-qualified plan or individual retirement account, You do not get any additional tax benefit.
●You will generally not be taxed on increases in the value of the Contract until they are withdrawn. Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties if You take a withdrawal before age 59½.
Federal Tax Considerations
Conflicts of Interest
How are Investment Professionals Compensated?
Investment professionals may receive compensation for selling this Contract in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This conflict of interest may influence an investment professional to recommend this Contract over another investment for which the investment professional is not compensated or compensated less.
Other Information – Distribution of the Contracts
Should I Exchange My Contract?
If You already own an insurance contract, some investment professionals may have a financial incentive to offer You a new contract in place of the one You own. You should only exchange a contract You already own if You determine, after comparing the features, fees, and risks of both contracts, that it is better for You to purchase the new contract rather than continue to own Your existing contract.
Other Information – Exchanges

Fee Table and Examples

The following tables describe the fees, expenses, and adjustments that You will pay when buying, owning, and surrendering, or making withdrawals from an investment option or from the Contract. Please refer to Your Contract specifications page for information about the specific fees You will pay each year based on the options You have selected.
The first table describes the fees and expenses that You will pay at the time that You buy the Contract, surrender the Contract, make withdrawals from an investment option or from the Contract, or transfer Contract Value between investment options. State premium taxes of 0% to 3.5% may also be deducted.

Transaction Expenses
Withdrawal Charge (1)	5.00%
(as a percentage of Purchase Payments and any applicable Purchase Payment Conservation Credits withdrawn)
Transfer Charge (2)(per transfer)	$10 $0 (First 12 per year)

(1)
The withdrawal charge only applies during the Accumulation Period and to withdrawals under the Liquidity Benefit (if available) during the Annuity Period. During the Accumulation Period, the withdrawal charge declines to zero after the Purchase Payment has been in the Contract for 5 years. The charge is as follows:
Years Since Purchase Payment Made		Withdrawal Charge
Greater than or Equal to	But less than
0 years	1 years	5%
1 years	2 years	4%
2 years	3 years	3%
3 years	4 years	2%
4 years	5 years	1%
5 + years		0%
Under the Liquidity Benefit, a 5% withdrawal charge applies as a percentage of the amount withdrawn. See “Charges, Deductions, and Adjustments – Withdrawal Charge” and “The Annuity Period – Liquidity Benefit.”
(2)
We do not currently assess the transfer charge.
The next table describes the adjustments, in addition to any transaction expenses, that may apply if all or a portion of the Contract Value is withdrawn from the Fixed Account.

Adjustments
Market Value Adjustment Maximum Potential Loss (1)	100%
(as a percentage of the Contract Value withdrawn or surrendered from the Fixed Account)
(1)
Only full surrenders from the Fixed Account due to Contract discontinuations and withdrawals under the Liquidity Benefit will be subject to a Market Value Adjustment. See “Charges, Deductions, and Adjustments – Market Value Adjustment” for more information.
The next table describes the fees and expenses that You will pay each year during the time that You own the Contract, not including Underlying Fund fees and expenses. Expenses shown may change over time and may be higher or lower in the future. If You choose to purchase an optional benefit, You will pay additional charges, as shown below.

Annual Contract Expenses
Base Contract Charge(1)	0.80%
(as a percentage of average daily net assets of the Separate Account)
Optional Benefit Charges(2)
Optional Death Benefit	0.45%
(as a percentage of average daily net assets of the Separate Account)

(1)
We call this the "Mortality and Expense Risk Charge" in Your Contract as well as in other places in the prospectus. We will waive a portion of this charge in connection with investments in certain Subaccounts. See the “Charges and Deductions” section of the prospectus under the sub-heading "Mortality and Expense Risk Charge”.
(2)
During the Annuity Period, if You have elected the Variable Annuitization Floor Benefit, an additional charge equal to 3.00% (as a percentage of average daily net assets of the Separate Account) will apply. See the "Charges and Deductions” section of the prospectus under the sub-heading “Variable Annuitization Floor Benefit”.

The next table shows the minimum and maximum total operating expenses charged by the Underlying Funds that You may pay periodically during the time that You own the Contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of Underlying Funds available under the Contract, including their annual expenses, may be found in Appendix A.
Annual Underlying Fund Expenses
	Minimum	Maximum
Total Annual Underlying Fund Expenses
(expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.27%	1.37%
Example
These examples are intended to help You compare the cost of investing in the variable options (the Funding Options) under the Contract with the cost of investing in other annuity contracts that offer variable options. These costs include Transaction Expenses, Annual Contract Expenses, and Annual Underlying Fund Expenses.
The examples assume that all Contract Value is allocated to the variable options. The examples do not reflect the Market Value Adjustment. Your costs could differ from those shown below if You invest in the Fixed Account.
These examples assume that You invest $100,000 in the Contract for the time periods indicated and that Your investment has a 5% return each year. These examples also assume that the Contract is owned during the Accumulation Period and that you elected the most expensive optional benefit available for an additional charge during the Accumulation Period. You will pay different expenses during the Annuity Period if You elect the Variable Annuitization Floor Benefit. See the "Charges and Deductions” section of the prospectus under the sub-heading “Variable Annuitization Floor Benefit”. These examples also assume that You have allocated all of Your Contract Value to either the Underlying Fund with the Maximum Total Annual Underlying Fund Expenses or the Underlying Fund with the Minimum Total Annual Underlying Fund Expenses. Although your actual costs may be higher or lower, based on these assumptions your cost would be:
	If Contract is surrendered at the end of period shown:				If Contract is NOT surrendered or annuitized at the end of period shown:
Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Underlying Fund with Maximum Total Annual Operating Expenses	$7,673	$11,378	$15,600	$32,732	$2,673	$8,378	$14,600	$32,732
Underlying Fund with Minimum Total Annual Operating Expenses	$7,010	$9,340	$12,120	$25,359	$2,010	$6,340	$11,120	$25,359

Principal Risks of Investing in the Contract

Unsuitable as Short-Term Savings Vehicle. The Contract is intended for retirement savings or other long-term investment purposes. It is not suitable as a short-term savings vehicle. This means if You plan to withdraw money or surrender the Contract for short-term needs, it may not be the right contract for You. A charge may be assessed on withdrawals and surrenders in addition to taxes and tax penalties and these deductions could be substantial. Full surrenders from the Fixed Account due to Contract discontinuations and withdrawals under the Liquidity Benefit may also be subject to a negative Market Value Adjustment, in addition to any applicable withdrawal charges and tax consequences, which will decrease the amount payable to You. In extreme circumstances, You could lose up to 100% of the amount withdrawn or surrendered from the Fixed Account due to a negative Market Value Adjustment. Please discuss Your insurance needs and financial objectives with Your financial representative.
Investment Risk. You bear the risk of any decline in Your Contract Value resulting from the performance of the Funding Options You have chosen. Your Contract Value could decline very significantly, and there is a risk of loss of the entire amount invested. This risk varies with each Funding Option’s Underlying Fund. This risk could have a significant negative impact on certain benefits and guarantees under the Contract. The investment risks are described in the prospectuses for the Underlying Funds.
Funding Option Availability Risk. We reserve the right, subject to compliance with the law, to substitute investment alternatives under the Contract.
Fixed Account Allocation and Transfer Risk. Allocations and transfers to and from the Fixed Account may subject to significant limitations. Where permitted by state law, We reserve the right under the Contract (with 30 days advance written notice) to restrict Purchase Payments into the Fixed Account or transfers from the Funding Options into the Fixed Account whenever the credited interest rate is equal to the minimum Guaranteed Interest Rate specified in Your Contract. Additionally, We reserve the right to limit transfers from the Fixed Account in any calendar year to 20% of the Contract/Certificate Value in the Fixed Account as of the end of the preceding Contract/Certificate Year. If You select the Optional Death Benefit and Purchase Payment Conservation Credits, Your ability to allocate Purchase Payments and transfer amounts to the Fixed Account will be limited. You should consider how significant the ability to make allocations to or transfers to and from the Fixed Account is for Your long term investment Plans, because the Fixed Account may not be available at all times or may have significant restrictions.
Declared Interest Rate Risk. At the end of each Guarantee Period, a renewal interest rate will be determined by the Company. The Company’s management will make the final determination as to any Declared Interest Rates and any interest in excess of the minimum interest rate. The Company cannot predict nor guarantee the rates of any future declared interest in excess of the minimum rate. You bear the risk that we will not declare a rate in excess of the minimum rate.
Optional Benefits Risk. Withdrawals could significantly reduce the value of your Contract, the death benefit, the amount available for loans, and other Contract benefits, including the optional death benefit. The reduction may be more than the amount withdrawn. Specifically, withdrawals may reduce the value of the optional death benefit by an amount greater than the value withdrawn, which could significantly reduce the value or even terminate the benefit. You should consider the impact that a withdrawal may have on standard and optional Contract benefits.
Insurance Company Risk. Any obligations (including under the Fixed Account) and guarantees and benefits of the Contract that exceed the assets of the Separate Account are subject to Our claims-paying ability. It is possible that We could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the obligations and guarantees and benefits that exceed the assets in the Separate Account that We promise. Likewise, Our experiencing financial difficulty could impair Our ability to fulfill Our obligations under the Fixed Account offered under this Contract.
Tax Consequences. Withdrawals are generally taxable (to the extent of any earnings in the Contract), and prior to age 59½ a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, the withdrawals are taxable as ordinary income rather than capital gains.
Plan Terms Risk. If You participate through a retirement Plan or other group arrangement, the Contract may provide that all or some of Your rights, choices or Contract features, as described in this prospectus, are subject to the Plan’s terms. For example, limitations on Your rights may apply to investment options, Purchase Payments, withdrawals, transfers, Plan loans, the death benefit and Annuity options, and the availability of Contract benefits. We may rely on Your employer’s or the Plan Administrator’s statements to Us as to the terms of the Plan or Your entitlement to any amounts. We are not a party to Your employer’s retirement Plan. We will not be responsible for determining what Your Plan says. You should consult the Contract and Plan document to see how You may be affected. An involuntary distribution to You from Your Plan may be subject to withdrawal charges under the Contract.
Bonus Credit Risk. If, for an additional charge, You select the Optional Death Benefit, We will add a credit to Your Contract with each Purchase Payment. Purchase Payment Conservation Credits are only included as part of the Contract Value in any death benefit calculation. Purchase Payments allocated to the Fixed Account are not eligible for Purchase Payment Conservation Credits. Regardless of the death benefit selected, We will add a credit to Contract Value that is applied to an Annuity option after the first Contract Year. There is no annuitization credit applied to Contracts held less than 1 year. Expenses for variable annuity contracts with bonus credits may be higher than for other contracts without such credits. The amount of credits under the Contract may be more than offset by the higher fees and charges associated with the credits.
Funding Option Selection Restrictions – Opportunity Risks. If You exercise the Variable Annuitization Floor Benefit upon entering the Annuity Period, You will be subject to restrictions on Your choices of Funding Options. These restrictions are intended to protect BLIC, and reduce the likelihood that We will have to pay guaranteed benefits under this optional benefit out of Our own assets. The restrictions could result in Your missing out on some or all positive investment experience by certain of the Funding Options.
Cybersecurity and Certain Business Continuity Risks. Our variable product business is largely conducted through complex information technology and communications systems operated by Us and Our service providers and business partners (e.g., the Underlying Funds and the firms involved in the distribution and sale of Our variable contracts). Our operations rely on the secure processing, storage and transmission of data and confidential and other information in Our systems and the systems of third party service providers. We have established administrative and technical controls and business continuity and resilience plans to protect Our operations against attempts by unauthorized third parties to improperly access, modify, disrupt the operation of, or prevent access to critical networks or systems or data with them (a “cyber-attack”). Despite these protocols, the techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, or other third parties, such as external service providers. Furthermore, the rapid evolution and increased adoption of artificial intelligence technologies (“AI”) may intensify Our cybersecurity risks, including the deployment of artificial intelligence technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade Our operations and compromise Our data during periods of geo-political or military conflict. There is also a chance that certain risks have not been identified or prepared for, or that an attack may not be detected which limits Our ability, as well as that of Our service providers and business partners, to plan for or respond to, an attack.
A failure of Our computer systems could cause significant interruptions in Our operations, compromise the security, confidentiality or privacy of sensitive data, and otherwise adversely affect Our business and ability to administer the Contracts. Unanticipated problems with, or failures of, Our disaster recovery systems and business continuity plans could also have a material, negative impact on Our ability to conduct business and on Our financial condition and operations, as well on individual Owners and their Contracts. Our operations also could be negatively impacted by a cyber-attack or system failure affecting a third party, such as a service provider, business partner, another participant in the financial markets, or a governmental or regulatory authority. Disruptions or failures to Our operations, systems, and networks can originate from a wide variety of sources including, but not limited to, a disaster such as a natural catastrophe, epidemic or pandemic crisis, military or terrorist actions, and unanticipated problems with Our or Our service providers’ disaster recovery systems (and the disaster recovery systems of such vendors’ suppliers, vendors, or subcontractors). Such disasters and events may adversely affect Our ability to conduct business or administer the contract.
Cyber-attacks and disruptions or failures to Our systems and business operations could result in regulatory fines or sanctions, litigation, penalties or financial losses, reputational harm, loss of customers, and/or otherwise adversely affect Our business. Such events could also interfere with Our processing of Contract transactions, including the processing of transfer orders from Our website or with the Underlying Funds; impact Our ability to calculate Accumulation Unit values; cause the release and/or possible loss, misappropriation or corruption of data or confidential Contract Owner or business information; or impede order processing or cause other operational issues. Cyber-attacks, disruptions or failures may also impact the issuers of securities in which the Underlying Funds invest, and it is possible the funds underlying Your Contract could lose value.

We cannot control the cybersecurity plans and systems implemented by third parties, including service providers or issuers of securities in which the Underlying Funds invest. Although We continually make efforts to identify and reduce Our exposure to cybersecurity risks and operations failures, there can be no assurance that We or Our third party service providers or the Underlying Funds will be able to detect, manage, prevent, or avoid cyber-attacks, disruptions, or failures affecting Your Contract in the future.
The Annuity Contract and Your Retirement Plan

If You participate through a retirement Plan or other group arrangement, the Contract may provide that all or some of Your rights, choices or Contract features, as described in this prospectus, are subject to the Plan’s terms. For example, limitations on Your rights may apply to investment options, Purchase Payments, withdrawals, transfers, Plan loans, the death benefit and Annuity options, and the availability of Contract benefits.
The Contract may provide that a Plan administrative fee will be paid by making a withdrawal from Your Contract Value during the Accumulation Period. Also, the Contract may require that You or Your Beneficiary obtain a signed authorization from Your employer or the Plan Administrator to exercise certain rights. We may rely on Your employer's or the Plan Administrator’s statements to Us as to the terms of the Plan or Your entitlement to any amounts. We are not a party to the retirement Plan. We will not be responsible for determining what Your Plan says. You should consult the Contract and Plan document to see how You may be affected. If You are a Texas Optional Retirement Program participant, please see Appendix C for specific information which applies to You.
403(b) Plan Terminations
Upon a 403(b) Plan Termination, Your employer is required to distribute Your Plan benefits under the Contract to You. Your employer may permit You to receive Your distribution of Your 403(b) Plan benefit in cash or in the form of the Contract.
If You elect to receive Your distributions in cash, the distribution is a withdrawal under the Contract, and any amounts withdrawn are subject to a Market Value Adjustment and applicable withdrawal charges. Outstanding loans will be satisfied (paid) from Your cash benefit prior to its distribution to You. In addition, Your cash distributions are subject to withholding, ordinary income tax and applicable federal income tax penalties. (See “Federal Tax Considerations.”) Withdrawal charges will be waived if the net distribution is made under the exceptions listed in the "Withdrawal Charge" section of this prospectus. However, if Your employer chooses to distribute cash as the default option, Your employer may not give You the opportunity to instruct the Company to make, at a minimum, a direct transfer to another funding option or Annuity contract issued by Us or by one of Our affiliates, which may avoid a withdrawal charge. In that case, You will receive the net cash distribution, less any applicable Market Value Adjustment, withdrawal charge and withholding. In addition, You would forfeit any accrued guaranteed death benefit.
If You receive the distribution in form of the Contract, We will continue to administer the Contract according to its terms. However in that case, You may not make any additional Purchase Payments or take any loans. In addition, the Company will rely on You to provide certain information that would otherwise be provided to the Company by the employer or Plan Administrator. The employer may choose distribution of the Contract as the default option. The employer may not choose distribution of a Contract as a default option when that Contract is an investment vehicle for a Section 403(b) ERISA Plan.
Other Plan Terminations
Upon termination of a retirement plan that is not a Section 403(b) plan, Your employer is generally required to distribute Your Plan benefits under the Contract to You.
This distribution is in cash. The distribution is a withdrawal under the Contract and any amounts withdrawn are subject to a Market Value Adjustment and any applicable withdrawal charges. Outstanding loans, if available, will be satisfied (paid) from Your cash benefit prior to its distribution to You. In addition, Your cash distributions are subject to withholding, ordinary income tax and applicable federal income tax penalties. (See “Federal Tax Considerations.”) Withdrawal charges will be waived if the net distribution is made under the exceptions listed in the "Withdrawal Charge" section of this prospectus. However, Your employer may not give You the opportunity to instruct the Company to make, at a minimum, a direct transfer to another funding option or Annuity contract issued by Us or one of Our affiliates which may avoid a withdrawal charge. In that case, You will receive the net cash distribution, less any applicable Market Value Adjustment, withdrawal charge and withholding.
The Annuity Contract

Brighthouse Retirement Account Annuity is a Contract between the Contract Owner and the Company.
The Contract is intended for retirement savings or other long-term investment purposes. The Contract has features and benefits that may be appropriate for You based on Your financial situation and objectives, but We are not a fiduciary and do not give advice or make recommendations regarding insurance or investment products, or any securities transactions or investment strategies involving securities (including account recommendations). You should ask Your financial representative for guidance regarding whether the Contract may be appropriate for You. Please bear in mind that Your financial representative, or any financial firm or financial professional You consult to provide advice, is acting on Your behalf. We are not a party to any agreement between You and Your financial professional.
This is the prospectus — it is not the Contract. When You receive Your Contract, We suggest You read it promptly and carefully. This prospectus describes all the material features of the Contract. See Appendix F for state variations,
The Company offers several different Annuities that Your financial representative (where applicable) may be authorized to offer to You. Each Annuity offers different features and benefits that may be appropriate for You. In particular, the Annuities differ based on variations in the standard and optional death benefit protection provided for Your Beneficiaries, the availability of optional living benefits, the ability to access Your Contract Value if necessary, the available Annuity payout options, and the charges or adjustments that You will be subject to if You make a withdrawal or surrender the Annuity. The Separate Account charges and other charges or adjustments may be different between each Annuity We offer. Optional death benefits and living benefits are subject to a separate charge for the additional protections they offer to You and Your Beneficiaries. Furthermore, Annuities that offer greater flexibility to access Your Contract Value generally are subject to higher Separate Account charges than Annuities that deduct charges if You make a withdrawal or surrender.
We encourage You to evaluate the fees, expenses, benefits and features of this Annuity Contract against those of other investment products, including other Annuity products offered by Us and other insurance companies. Before purchasing this or any other investment product You should consider whether the product You purchase is consistent with Your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and how You intend to use the Annuity.
You make Purchase Payments to Us, and We credit them to Your Contract. We promise to pay You an income, in the form of Annuity Payments, beginning on a future date that You choose, the Maturity Date . The Purchase Payments accumulate tax-deferred in the investment options of Your choice. We offer multiple Funding Options. The Contract also contains a Fixed Account option (not available in Oregon or Washington; contact Your financial representative for more information). Where permitted by law, We reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. The Contract Owner assumes the risk of gain or loss according to the investment performance of the Funding Options, as well as the risk of loss posed by the Market Value Adjustment on amounts surrendered from the Fixed Account due to discontinuation of the Contract during the Accumulation Period and withdrawals under the Liquidity Benefit during the Annuity Period. The Contract Value is the amount of Purchase Payments and any associated Purchase Payment Conservation Credits, plus or minus any investment experience on the amounts You allocate to the Separate Account (“Separate Account Contract Value”) or interest on the amounts You allocate to the Fixed Account (“Fixed Account Contract Value”). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each twelve-month period following the Contract Date is called a Contract Year.
In general, We reserve the right to terminate the Contract under certain circumstances, including if the Contract Value is less than the termination amount as stated in Your Contract. See “Termination” under the section “Miscellaneous Contract Provisions.”
Certain changes and elections must be made in writing to the Company. Where the term “Written Request” is used, it means that You must send written information to Our Home Office in a form and content satisfactory to Us.
The Contract is not available for purchase if the proposed owner or Annuitant is age 81 or older.

Purchase of this Contract through a tax-qualified retirement Plan or individual retirement plan (“IRA”) does not provide any additional tax deferral benefits beyond those provided by the Plan or the IRA. Accordingly, if You are purchasing this Contract through a Plan or IRA, You should consider purchasing this Contract for its death benefit, Annuity option benefits, and other non-tax-related benefits. You should consult with Your financial representative (where applicable) to determine if this Contract is appropriate for You.
Non-Natural Persons as Owners or Beneficiaries.
If a non-natural person, such as a trust, is the owner of a non-qualified Contract, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the usefulness of the living (if any) and/or death benefits. Naming a non-natural person, such as a trust or estate, as a Beneficiary under the Contract will generally eliminate the Beneficiary's ability to extend the Annuity Period of the Contract and payment of the death benefit distributions out over the Beneficiary’s life expectancy or some other (shorter) period, to the extent permitted by the Code (i.e., "stretch") or a spousal Beneficiary's ability to continue the Contract and the living (if any) and/or death benefits.
Contract Owner Requests, Elections, and Inquiries
Please direct Your requests and elections under Your Contract, and inquires about Your Contract, to Us as directed below. A request or election sent to an address other than the appropriate address provided below may be returned or there may be a delay in processing the request or election.
•
Telephone: (833) 208-3018 (unless otherwise indicated below), Monday – Friday 9:00AM – 7:00PM Eastern Time
•
Fax: (877) 319-2495 (unless otherwise indicated below)
•
Mail:

Type of Request	Address
Rollover Requests (ERISA Plan)	Brighthouse Life Insurance Company P.O. Box 71601 Philadelphia, PA 19176-1601
Rollover Requests (Non-ERISA Plan)	Brighthouse Life Insurance Company P.O. Box 70255 Philadelphia, PA 19176-0255
Loan Repayments (ERISA Plan)	Brighthouse Life Insurance Company P.O. Box 71602 Philadelphia, PA 19176-1602
Loan Repayments (Non-ERISA Plan)	Brighthouse Life Insurance Company P.O. Box 70248 Philadelphia, PA 19176-0248
Payments / Contributions (Non-Qualified / IRA Account)	Brighthouse Life Insurance Company P.O. Box 70247 Philadelphia, PA 19176-0247
Payroll Remittance (ERISA Plan)	Brighthouse Life Insurance Company P.O. Box 71603 Philadelphia, PA 19176-1603
Payroll Remittance (Non-ERISA Plan)	Brighthouse Life Insurance Company P.O. Box 70246 Philadelphia, PA 19176-0246

Type of Request	Address
General Servicing Requests and Elections for Contracts Currently Receiving Annuity Payments	Brighthouse Life Insurance Company P.O. Box 4363 Clinton, IA 52733-4363 Telephone: (800) 882-1292 Fax: (877) 246-8424
Death Claims for Contracts Currently Receiving Annuity Payments	Brighthouse Life Insurance Company P.O. Box 4364 Clinton, IA 52733-4364 Telephone: (800) 882-1292 Fax: (877) 245-8163
All Other Correspondence and Requests	Brighthouse Life Insurance Company P.O. Box 4261 Clinton, IA 52733-4261 Telephone: (833) 208-3018 Fax: (877) 319-2495
We are not a fiduciary and do not give advice or make recommendations regarding insurance or investment products. Ask Your financial representative for guidance regarding any requests or elections and for information about Your particular investment needs. Please bear in mind that Your financial representative, or any financial firm or financial professional You consult to provide advice, is acting on Your behalf. We are not a party to any agreement between You and Your financial professional. We do not recommend and are not responsible for any securities transactions or investment strategies involving securities (including account recommendations).
Purchase Payments
Your initial Purchase Payment is due and payable before the Contract becomes effective. The initial Purchase Payment must be at least $20,000. You may make additional payments of at least $5,000 at any time. No additional payments are allowed if this Contract is purchased with a Beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, We may waive the minimum Purchase Payment requirement. During the Accumulation Period, all or a portion of Purchase Payments (less any Premium Taxes) may be allocated to the Funding Options or the Fixed Account. Total Purchase Payments over $1,000,000 allocated to the Funding Options, and $3,000,000 allocated to the Fixed Account, may be made only with Our prior consent. Purchase Payments may be made at any time while the Annuitant is alive and before Annuity Payments begin.
We will apply the initial Purchase Payment less any applicable Premium Tax within two Business Days after We receive it at Our Home Office in Good Order. If Your request or other information accompanying the initial Purchase Payment is incomplete when received, We will hold the Purchase Payment for up to five Business Days. If We cannot obtain the necessary information within five Business Days of Our receipt, We will return the Purchase Payment in full, unless You specifically consent for Us to keep it until You provide the necessary information.
We accept Purchase Payments made by check or cashier’s check. We do not accept cash, money orders or traveler’s checks. We reserve the right to refuse Purchase Payments made via a personal check in excess of $100,000. Purchase Payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which We receive a Purchase Payment may determine how soon subsequent disbursement requests may be fulfilled. (See “Access To Your Money.”) Purchase Payments allocated to the Fixed Account are not eligible for Purchase Payment Conservation Credits.
We will credit subsequent Purchase Payments to a Contract on the same Business Day We receive it, if received in Good Order by Our Home Office prior to close of regular trading on the NYSE (typically 4:00 p.m. Eastern Time). If We receive the Purchase Payment after close of the NYSE, We will credit the Purchase Payment to the Contract on the next Business Day. If Purchase Payments on Your behalf are not submitted to Us in a timely manner or in Good Order, there may be a delay in when amounts are credited.
Where permitted by state law, We reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

We will provide You with the address of the office to which Purchase Payments are to be sent.
If You send Purchase Payments or transaction requests to an address other than the one We have designated for receipt of such Purchase Payments or requests, they will not be in Good Order. We may return the Purchase Payment to You, or there may be a delay in applying the Purchase Payment or transaction to Your Contract.
Purchase Payments — Section 403(b) Plans
Pursuant to regulations promulgated under Section 403(b) of the Code, employers must meet certain requirements in order for their employees’ annuity contracts that fund these programs to retain a tax deferred status under Section 403(b) of the Code. Prior to the rules, transfers of one annuity contract to another would not result in a loss of tax deferred status under 403(b) of the Code under certain conditions (so-called “90-24 transfers”). The regulations have the following effect regarding transfers: (1) a newly issued contract funded by a transfer which is completed after September 24, 2007, is subject to the employer requirements referred to above; (2) additional Purchase Payments made after September 24, 2007, to a contract that was funded by a 90-24 transfer on or before September 24, 2007, may subject the contract to these employer requirements.
In consideration of these regulations, We have determined to only make available the Contract/Certificate for purchase (including transfers) where Your employer currently permits salary reduction contributions to be made to the Contract.
If Your Contract was issued previously as a result of a 90-24 transfer completed on or before September 24, 2007, and You have never made salary reduction contributions into Your Contract, We urge You to consult with Your tax adviser prior to making additional Purchase Payments.
Purchase Payment Conservation Credits (For Purchasing the Optional Death Benefit)
If, for an additional charge, You select the Optional Death Benefit, We will add a credit to Your Contract with each Purchase Payment.  Each credit is added to the Contract Value when the corresponding Purchase Payment is applied, and will equal 2% of each Purchase Payment.  These credits are applied pro rata to the same Funding Options to which Your Purchase Payment was applied.  Purchase Payments allocated to the Fixed Account are not eligible for Purchase Payment Conservation Credits.
Purchase Payment Conservation Credits are only included as part of the Contract Value in the death benefit calculation.
We use a portion of the Optional Death Benefit charge and withdrawal charge to help recover our cost of providing the Purchase Payment Conservation Credits. You should know that over time and under certain circumstances (such as a period of poor market performance) the Optional Death Benefit charge may more than offset the Purchase Payment Conservation Credits and related earnings. You should consider this possibility before purchasing the Optional Death Benefit. We expect to make a profit from the Optional Death Benefit charge.
For federal taxation purposes, an "investment in the Contract" generally equals the amount of any non-deductible Purchase Payments paid by or on behalf of any individual. Any credit is not treated as an investment in the Contract and will be treated as taxable gain when distributed.
Purchase Payment Conservation Credits (For Funds Originated from other Contracts Issued by Us or Our Affiliates)
If You are purchasing this Contract with funds from another Contract issued by Us or Our affiliates, You may receive a conservation credit to Your Purchase Payments. If applied, We will determine the amount of such credit. These credits are applied pro rata to the same Funding Options to which Your Purchase Payment was applied. Purchase Payments allocated to the Fixed Account are not eligible for such credits.  Such credits are only included as part of the Contract Value in any death benefit calculation. There is no additional charge associated with these credits, but You should know that over time and under certain circumstances (such as a period of poor market performance) the costs of owning the Contract may more than offset the Purchase Payment Conservation Credits and related earnings. The mortality and expense risk charge and withdrawal charge may help Us recover our cost of providing the credits. We expect to make a profit from these charges.
For federal taxation purposes, an "investment in the Contract" generally equals the amount of any non-deductible Purchase Payments paid by or on behalf of any individual. Any credit is not treated as an investment in the Contract and will be treated as taxable gain when distributed.

Separate Account

Accumulation Units
The period between the Contract Date and the Maturity Date is the Accumulation Period. During the Accumulation Period, Accumulation Units are used to calculate the Separate Account Contract Value. Each Funding Option has a corresponding Accumulation Unit value. The Accumulation Units are valued each Valuation Date and their values may increase or decrease from day to day. The daily change in value of an Accumulation Unit each day is based on the investment performance of the corresponding Underlying Fund, and the deduction of Separate Account charges shown in the Fee Table in this prospectus. The number of Accumulation Units We will credit to Your Contract once We receive a Purchase Payment or transfer request (or liquidate for a withdrawal request) is determined by dividing the amount directed to each Funding Option (or taken from each Funding Option) by the value of its Accumulation Units next determined after receipt of a Purchase Payment or transfer request (or withdrawal request). We calculate the value of an Accumulation Unit for each Funding Option as of the close of regular trading (normally 4:00 p.m. Eastern Time) on each Valuation Date. After the value is calculated, We adjust Your Contract Value accordingly. During the Annuity Period (i.e., after the Maturity Date), You are credited with Annuity Units.
Accumulation Unit Value. The value of the Accumulation Units for each Funding Option was initially established at $1.00. The value of an Accumulation Unit on any Valuation Date is determined by multiplying the value on the preceding Valuation Date by 1.000 plus the net investment factor for the Valuation Period just ended. The net investment factor is used to measure the investment performance of a Funding Option from one Valuation Period to the next. The net investment factor for a Funding Option for any Valuation Period is equal to (a) minus (b), divided by (c) where:
(a) = investment income plus capital gains and losses (whether realized or unrealized);
(b) = any deduction for applicable taxes (presently zero); and
(c) = the value of the assets of the Funding Option at the beginning of the Valuation Period.
The net investment factor may be either positive or negative. A Funding Option’s investment income includes any distribution whose ex-dividend date occurs during the Valuation Period. The net investment factor is then reduced by a maximum charge of 0.000034247 for each day in the Valuation Period which is the daily equivalent of the maximum annual Separate Account Charge.
The Funding Options
You choose the Funding Options to which You allocate Your Purchase Payments. These Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. Contract Value allocated to the Funding Options will vary based on the investment experience of the corresponding Underlying Fund in which the Funding Option invests. There is a risk of loss of the entire amount invested. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”). These Underlying Funds are not publicly traded and are only offered through Variable Annuity contracts, variable life insurance products, and maybe in some instances, certain retirement Plans. They are not the same retail mutual funds as those offered outside of a Variable Annuity or variable life insurance product, although the investment practices and fund names may be similar and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund.
Information regarding each Underlying Fund, including its name, its type (e.g. money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objective, its investment adviser and any subadviser, current expenses and performance is available in Appendix A to this prospectus.  Each Underlying Fund has issued a prospectus that contains more detailed information about the Underlying Fund. You should read the prospectuses for these funds carefully before investing. The prospectus and other information can be found online at https://dfinview.com/BHF/PUFT/BHF85. You can also request copies of this information at no cost by calling (833) 208-3018 or sending an email request to rcg@brighthousefinancial.com.
We select the Underlying Funds offered through this Contract based on a number of criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor We consider during the selection process is whether the Underlying Fund’s adviser or subadviser is one of Our affiliates or whether the Underlying Fund, its adviser, its subadviser(s), or an affiliate will make payments to Us or Our affiliates. In this regard, the profit distributions We receive from Our affiliated investment advisers are a component of the total revenue that We consider in configuring the features and investment choices available in the variable insurance products that We and Our affiliated insurance companies issue. Since We and Our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by Our affiliates than those that are not, We may be more inclined to offer portfolios advised by Our affiliates in the variable insurance products We issue. For additional information on these arrangements, see “Payments We Receive.” From time to time We may make new Funding Options available. In addition, We review the Underlying Funds periodically and may remove an Underlying Fund or limit its availability to new Purchase Payments and/or transfers of Contract Value if We determine that the Underlying Fund no longer meets one or more of the selection criteria, and/or if the Underlying Fund has not attracted significant allocations from Contract Owners. In some cases, We have included Underlying Funds based on recommendations made by broker-dealer firms. These broker-dealer firms may receive payments from the Underlying Funds they recommend and may benefit accordingly from the allocation of Contract Value to such Underlying Funds. When the Company develops a variable annuity product in cooperation with a fund family or distributor (e.g., a “private label” product) the Company will generally include Underlying Funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company’s selection criteria.
We do not provide any investment advice and do not recommend or endorse any particular Underlying Fund. You bear the risk of any decline in the Contract Value of Your Contract resulting from the performance of the Underlying Funds You have chosen.
If investment in the Underlying Funds or a particular Underlying Fund is no longer possible, in Our judgment becomes inappropriate for purposes of the Contract, or for any other reason in Our sole discretion, We may substitute another Underlying Fund or Underlying Funds without Your consent. The substituted Underlying Fund may have higher fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, We will not make such substitution without any necessary approval of the SEC and applicable state insurance departments. Furthermore, We may close Underlying Funds to allocations of Purchase Payments, Contract Value, or both, at any time in Our sole discretion.
Payments We Receive. As described above, an investment adviser (other than  Our affiliate, Brighthouse Investment Advisers, LLC) or subadviser of an Underlying Fund, or its affiliates, may make payments to the Company and/or certain of Our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Contracts and, in the Company’s role as an intermediary with respect to the Underlying Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Underlying Fund assets. Contract Owners, through their indirect investment in the Underlying Funds, bear the costs of these advisory fees (see the Underlying Funds’ prospectuses for more information). The amount of the payments We receive is based on a percentage of the assets of the Underlying Funds attributable to the Contracts and certain other variable insurance products that the Company and its affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay the Company more than others. These percentages currently range up to 0.50%.
Additionally, an investment adviser (other than  Our affiliate, Brighthouse Investment Advisers, LLC) or subadviser of an Underlying Fund or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of Our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Contracts.
The Company and/or certain of its affiliated insurance companies have joint ownership interests in its affiliated investment adviser Brighthouse Investment Advisers, LLC, which is formed as a “limited liability company.” The Company’s ownership interests in Brighthouse Investment Advisers, LLC entitle Us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Underlying Funds. The Company will benefit accordingly from assets allocated to the Underlying Funds to the extent they result in profits to the adviser. (See the Underlying Fund prospectuses for information on the management fees paid by the Underlying Funds.)
Certain Underlying Funds have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. An Underlying Fund’s 12b-1 Plan, if any, is described in more detail in the Underlying Fund’s prospectus. (See the Underlying Fund prospectuses for information on the 12b-1 Plan fees paid by the Underlying Funds.) Any payments We receive pursuant to those 12b-1 Plans are paid to Us or Our distributor. Payments under an Underlying Fund’s 12b-1 Plan decrease the Underlying Fund’s investment return.

Fixed Account

We may offer Our Fixed Account as an investment option. If You participate through a retirement Plan or other group arrangement, the Contract may provide that all or some of Your rights or choices as described in this prospectus are subject to the Plan’s terms. For example, limitations on Your rights may apply to the availability of the Fixed Account. You should consult the Contract and Plan document to see how You may be affected.
Declared Interest Rates of the Initial and Subsequent Renewal Periods
During the Accumulation Period, the Fixed Account credits a Guaranteed Interest Rate for the duration of each Guarantee Period, which is a period through the end of the first calendar year during which the Contract was purchased and successive 12-month periods thereafter. Information regarding the features of the Fixed Account, including (i) its name, (ii) its term, and (iii) its minimum Guaranteed Interest Rate, is available in Appendix A to this prospectus.
The Fixed Account guarantees an initial interest rate which is guaranteed for a 12-month period. We will declare initial interest rates monthly.
At the end of the 12-month Guarantee Period, a renewal interest rate will be determined. The rate will never be less than the minimum interest rate. The minimum interest rate depends on the date Your Contract is issued but will not be less than 1%. At the end of the initial Guarantee Period, the first renewal rate will be guaranteed to the end of that calendar year. The second and all subsequent renewal rates will be declared each subsequent January 1 thereafter and will be guaranteed through December 31 of that year.
In the future, the Company may decide to offer the Fixed Account with guaranteed rates that are declared on a calendar quarter basis and applied to all Purchase Payments for the remainder of the calendar quarter. At the end of such quarter and all subsequent calendar quarters, the Company will declare a new guaranteed rate that will be applied to all new Purchase Payments allocated to the Fixed Account for the following calendar quarter, as well as Purchase Payments that were previously applied to the Fixed Account.
The Company has no specific formula for determining the rate(s) of interest that it will declare. Generally, the rates We determine will reflect interest rates available on the types of debt instruments in which We intend to invest the amounts directed to the Fixed Account. (See “Investments by the Company.”) In addition, the Company’s management may also consider various other factors in determining interest rates for a given period, including regulatory and tax requirements; sales commission and administrative expenses borne by the Company; general economic trends; and competitive factors. The Company’s management will make the final determination as to any Declared Interest Rates and any interest in excess of the minimum interest rate. The Company cannot predict nor guarantee the rates of any future declared interest in excess of the minimum rate.
Contract Values
We will credit amounts held under the Fixed Account with interest. The minimum Guaranteed Interest Rate depends on the date Your Contract is issued but will not be less than 1%. Interest is credited daily. Purchase Payments (other than the initial Purchase Payment) are allocated to the Fixed Account as of the close of the business day on which We receive the Purchase Payment at the Home Office. Therefore, Purchase Payments begin earning interest the day after We receive the Purchase Payment in Good Order. At the end of each Guarantee Period, in the absence of other instructions or requests from You, the amount in the Guarantee Period will automatically be renewed into a new Guarantee Period, subject to the declared renewal interest rate. You may transfer amounts between the Fixed Account and the Funding Options at any time during the Accumulation Period, subject to the terms and restrictions described in “Transfers.” No Market Value Adjustment or withdrawal charge applies when a transfer is made.
You could lose a significant amount of money due to a negative Market Value Adjustment if all or a portion of the Contract Value is withdrawn from the Fixed Account. Only full surrenders from the Fixed Account due to Contract discontinuations and withdrawals under the Liquidity Benefit will be subject to a Market Value Adjustment. See “Charges, Deductions, and Adjustments – Market Value Adjustment,” “Access to Your Money,” and “The Annuity Period – Liquidity Benefit” for more information.

Charges, Deductions and Adjustments

General
We deduct the charges described below. The charges are for the services and benefits We provide, costs and expenses We incur, and risks We assume under the Contracts. Services and benefits We provide include:
•
the ability for You to make withdrawals and surrenders under the Contracts;
•
the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners;
•
the available Funding Options and related programs (including dollar cost averaging and systematic withdrawal programs);
•
administration of the Annuity options available under the Contracts; and
•
the distribution of various reports to Contract Owners.
Costs and expenses We incur include:
•
losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts;
•
sales and marketing expenses including commission payments to Your sales agent; and
•
other costs of doing business.
Risks We assume include:
•
that Annuitants may live longer than estimated when the Annuity factors under the Contracts were established;
•
that the amount of the death benefit will be greater than the Contract Value; and
•
that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.
We may also deduct a charge for taxes.
Unless otherwise specified, charges are deducted proportionately from all Funding Options in which You are invested.
We may reduce or eliminate the withdrawal charge and/or the mortality and expense risk charge under the Contract based upon characteristics of the group. Such characteristics include, but are not limited to, the nature of the group, size, facility by which Purchase Payments will be paid, and aggregate amount of anticipated persistency. The availability of a reduction or elimination of the withdrawal charge will be made in a reasonable manner and will not be unfairly discriminatory to the interest of any Contract Owner.
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge We collect may not fully cover all of the sales and distribution expenses We actually incur. The amount of any fee or charge is not impacted by an outstanding loan. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.
Divorce. A withdrawal made pursuant to a divorce or separation instrument is subject to the same withdrawal charge provisions described in this section, if permissible under tax law. In addition, the withdrawal will reduce the Contract Value and the death benefit. The withdrawal could have a significant negative impact on the death benefit.
Transaction Charges
Withdrawal Charge
We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge will apply if Purchase Payments and any applicable Purchase Payment Conservation Credits are withdrawn before they have been in the Contract for five years. Furthermore, a withdrawal charge may be assessed if prior

Purchase Payments are withdrawn pursuant to a divorce or separation instrument, if permissible under tax law. We impose a withdrawal charge to reimburse Us generally for Contract sales expenses, including commissions and other distribution, promotion, and acquisition expenses.
We will assess the charge as a percentage of the Purchase Payment and any applicable Purchase Payment Conservation Credits withdrawn as follows:
Years Since Purchase Payment Made
Greater than or Equal to	But less than	Withdrawal Charge
0 years	1 year	5%
1 year	2 years	4%
2 years	3 years	3%
3 years	4 years	2%
4 years	5 years	1%
5+ years		0%
For purposes of the withdrawal charge calculation, withdrawals will be deemed to be taken first from:
(a)
any Purchase Payments to which no withdrawal charge applies then
(b)
any remaining free withdrawal allowance (as described below) after reduction by the amount of (a), then
(c)
any Purchase Payments to which withdrawal charges apply (on a first-in, first-out basis) and, finally
(d)
from any Contract earnings
During the Annuity Period, You may take a withdrawal under the Liquidity Benefit (if available). If You take a withdrawal under the Liquidity Benefit, We will also assess 5% withdrawal charge as a percentage of the amount withdrawn. See “The Annuity Period – Liquidity Benefit.”
Unless You instruct Us otherwise, We will deduct the withdrawal charge from the amount requested. If We deduct the charge from the amount requested, You would receive less than the dollar amount You requested. If You choose to have the withdrawal charge deducted from the remaining Contract Value, You would receive the full dollar amount You requested, however, this may result in a higher withdrawal charge because the charge would be based on a larger total dollar amount withdrawn from Your Contract Value.
If You did not purchase Your Contract under a 457 or 403(b) qualified Plan, We will not deduct a withdrawal charge:
•
from payments We make due to the death of the Annuitant
•
if an Annuity payout has begun, other than the Liquidity Benefit (See “Liquidity Benefit”)
•
from amounts withdrawn which are deposited to other contracts issued by Us or Our affiliates, subject to Our approval
•
except in Massachusetts, New York and Texas, if You are confined to an eligible nursing home, as described in Appendix E
If You purchased Your Contract under a 457 or 403(b) qualified Plan, We will not deduct a withdrawal charge:
•
from payments We make due to the death of the Annuitant
•
if an Annuity payout has begun
•
from amounts withdrawn which are deposited to other contracts issued by Us or Our affiliate, subject to Our approval
•
if withdrawals are taken as a minimum required distribution in order to satisfy Federal income tax rules or withdrawals to avoid required Federal income tax penalties with respect to this Contract
•
if withdrawals are taken due to a hardship, as defined under the Code
•
if withdrawals are taken due to a disability, as defined under the Code, of the Annuitant
•
except in Massachusetts, New York and Texas, if You are confined to an eligible nursing home (Waiver of Withdrawal Charge for Nursing Home Confinement Rider), as described in Appendix E (403(b) Plans only).

If You purchase Your Contract under a 403(b) qualified Plan, We will not deduct a withdrawal charge:
•
from amounts withdrawn which are deposited to other investment vehicles, subject to Our approval
If You purchase any other Qualified Contract, We will not deduct a withdrawal charge:
•
if withdrawals are taken as a minimum required distribution in order to satisfy Federal income tax rules or withdrawals to avoid required Federal income tax penalties (This exception only applies to amounts required to be distributed under the Code from this Contract.)
If You purchase Your Contract under a 457, 403(b) or 401 qualified Plan, We will not deduct a withdrawal charge:
•
if permitted in Your state, if You make a direct transfer to another funding vehicle or Annuity contract issued by Us or by one of Our affiliates and We agree.
Free Withdrawal Allowance
Beginning in the second Contract Year, You may withdraw up to 20% of the Contract Value annually without the imposition of any applicable withdrawal charges. We refer to this as Your free withdrawal allowance. We calculate the free withdrawal allowance as of the end of the previous Contract Year.
Any withdrawal is subject to Federal income taxes on the taxable portion. In addition, a 10% Federal income tax penalty may be assessed on any withdrawal if the Contract Owner is under age 59½. You should consult with Your tax adviser regarding the tax consequences of a withdrawal.
Transfer Charge
We reserve the right to assess a transfer charge of up to $10 on transfers exceeding 12 per year. We will notify You in writing at Your last known address at least 31 days before We impose any such transfer charge.
Annual Contract Expenses
Base Contract Charge – Mortality and Expense Risk Charge
Each Business Day, We deduct a mortality and expense risk (“M&E”) charge from amounts We hold in the Funding Options. We reflect the deduction in Our calculation of Accumulation and Annuity Unit values. The charges stated are the maximum for this product. The charge equals, on an annual basis, 0.80% of the daily net assets of the Separate Account. We reserve the right to lower this charge at any time. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to Your sales agent.
We will waive a portion of the M&E charge in connection with investments in certain Subaccounts as follows:
•
0.15% for the Subaccount investing in the Western Asset Management U.S. Government Portfolio — Class A of the Brighthouse Funds Trust II;
•
0.11% for the Subaccount investing in the BlackRock High Yield Portfolio — Class A of the Brighthouse Funds Trust I;
•
an amount, if any, equal to the Underlying Fund expenses that are in excess of 0.90% for the Subaccount investing in the Harris Oakmark International Portfolio of the Brighthouse Funds Trust I;
•
an amount, if any, equal to the Underlying Fund expenses that are in excess of 0.87% for the Subaccount investing in the T. Rowe Price Large Cap Value Portfolio — Class B of the Brighthouse Funds Trust I;
•
an amount, if any, equal to the Underlying Fund expenses that are in excess of 0.91% for the Subaccount investing in the Brighthouse/Wellington Core Equity Opportunities Portfolio — Class A of the Brighthouse Funds Trust II;
•
an amount, if any, equal to the Underlying Fund expenses that are in excess of 0.65% for the Subaccount investing in the PIMCO Inflation Protected Bond Portfolio — Class A of the Brighthouse Funds Trust I;
•
an amount, if any, equal to the Underlying Fund expenses that are in excess of 1.12% for the Subaccount investing in the Victory Sycamore Mid Cap Value Portfolio — Class B of the Brighthouse Funds Trust I;

•
an amount, if any, equal to the Underlying Fund expenses that are in excess of 1.10% for the Subaccount investing in the Brighthouse Small Cap Value Portfolio — Class B of the Brighthouse Funds Trust I;
•
an amount, if any, equal to the Underlying Fund expenses that are in excess of 1.10% for the Subaccount investing in the MFS® Research International Portfolio — Class B of the Brighthouse Funds Trust I;
•
an amount, if any, equal to the Underlying Fund expenses that are in excess of 0.84% for the Subaccount investing in the Invesco Comstock Portfolio – Class B of the Brighthouse Funds Trust I; and
•
an amount, if any, equal to the Underlying Fund expenses that are in excess of 0.87% for the Subaccount investing in the Invesco Global Equity Portfolio — Class B of the Brighthouse Funds Trust I.
Optional Benefit Charge – Optional Death Benefit Charge
If You select the Optional Death Benefit under Your Contract, We deduct an additional charge each Business Day during the Accumulation Period from amounts held in the Funding Options. The charge equals, on an annual basis, 0.45%, as a percentage of the average daily net assets of the Separate Account. The additional charge, if applicable, is reflected in Your Contract as part of the M&E charge. This charge compensates Us generally for the costs and risks we assume in providing the benefit.
Optional Benefit Charge – Variable Annuitization Floor Benefit
If You select the Variable Annuitization Floor Benefit under Your Contract, We deduct an additional charge during the Annuity Period upon election of this benefit. This charge compensates Us for guaranteeing a minimum Variable Annuity Payment regardless of the performance of the variable Funding Options You selected. This charge equals, on an annual basis, 3.00%, as a percentage of the daily net assets of the Separate Account. This charge will vary based upon market conditions, but will never be more than 3.00%. The additional charge, if applicable, is reflected in Your Contract as part of the M&E charge. The charge will be set at the time of election, and will remain level throughout the term of annuitization. This charge compensates the Company for the risks it assumes under the benefit.
Underlying Fund Fees and Expenses
Charges are deducted from and expenses are paid out of the assets of each Underlying Fund, which are described in the prospectuses for those funds. Underlying Fund expenses are not fixed or guaranteed and are subject to change by the Underlying Fund.
Premium Tax
Certain state and local governments charge Premium Taxes and the premium tax rates generally range from 0.08% to 3.5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover Premium Tax expenses incurred. We may deduct any applicable Premium Taxes from Your Contract Value either upon death, surrender, annuitization, or at the time You make Purchase Payments to the Contract, but no earlier than when We have a tax liability under state law.
Income Taxes
We reserve the right to deduct from the Contract for any income taxes which We incur because of the Contract. In general, We believe under current Federal income tax law, We are entitled to hold reserves with respect to the Contract that offset Separate Account income. If this should change, it is possible We could incur income tax with respect to the Contract, and in that event We may deduct such tax from the Contract. At the present time, however, We are not incurring any such income tax or making any such deductions.
Changes in Taxes Based upon Premium or Value
If there is any change in a law assessing taxes against the Company based upon premiums, Contract gains or value of the Contract, We reserve the right to charge You proportionately for this tax.

Market Value Adjustment
A Market Value Adjustment will only apply to full surrenders from the Fixed Account due to Contract discontinuations and withdrawals under the Liquidity Benefit. The Company does not assess a Market Value Adjustment against the Contract Value in the Separate Account. The amount payable to the Contract Owner may be increased or decreased by the application of the Market Value Adjustment formula to the Contract Value in the Fixed Account. This is the Market Adjusted Value. A negative Market Value Adjustment will result in loss. In extreme circumstances, You could lose up to 100% of the amount withdrawn or surrendered from the Fixed Account due to a negative Market Value Adjustment.
If the Contract is part of a retirement program, Market Adjusted Values are based on a Plan’s Contract Value in the Fixed Account. The Plan will determine any application of a Market Value Adjustment to a Participant’s Individual Account. If You are a Participant, contact Your Plan Administrator/Trustee or Your employer regarding whether the Market Value Adjustment will affect a Participant's Individual Account when the Contract is terminated.
If Your Contract Value is subject to both a Market Value Adjustment and a withdrawal charge, the Market Value Adjustment will be applied first. Any applicable withdrawal charges, taxes or other amounts deducted from the Fixed Account Contract Value upon surrender will be deducted from the Market Adjusted Value. A withdrawal charge will generally apply if You make a partial or full surrender of Your Contract. Transfers from the Fixed Account to the Funding Options will not be subject to a withdrawal charge or a Market Value Adjustment. See “Access to Your Money – Contract Discontinuance” for more details about when a Market Value Adjustment will apply.
The Market Value Adjustment reflects the relationship, at the time of surrender, between the rate of interest credited to funds on deposit under the Fixed Account at the time of discontinuance to the rate of interest credited on new deposits at the time of discontinuance. The purpose of the Market Value Adjustment is to generally transfer from Us to You the risk of losses on the fixed income investments that We acquire to support Our obligations under the Fixed Account if You prematurely liquidate Your investment. Generally, if interest rates increase from the time that Purchase Payments are originally allocated to the Fixed Account to the time that the Contract is discontinued, one could expect the Market Value Adjustment to be negative. If interest rates decrease in that time period, one could expect the Market Value Adjustment to be positive. The MVA formula when there is a discontinuation of the Contract is the following:
Market Adjusted Value = Contract Value × (1 + RO)5 / (1 + R1 + .0025†)5
Where:
RO is the weighted average of all interest rates credited to all amounts in the Fixed Account at the time of termination, and
R1 is the interest rate credited on new deposits for this class of Contracts at the time of termination.
†
25 basis points is the margin to cover liquidating the specific level of assets when a Market Adjusted Value calculation is triggered. The rate is set by the underlying Contract as part of the overall market adjustment formula.
The Market Adjusted Value will be greater than the Contract Value when the weighted average interest rate credited to the Contract is more than 0.25% (0.0025) higher than the credited rates on new deposits. The Market Adjusted Value will be less than the Contract Value when the weighted average interest rate credited to the Contract is less than 0.25% (0.0025) higher than the credited rates on new deposits.
For additional information, including examples demonstrating the operation of the Market Value Adjustment, please refer to the Statement of Additional information. See “The Annuity Period – Liquidity Benefit” for the MVA formula when exercising the Liquidity Benefit.
You can obtain information regarding the current value of the Market Value Adjustment for the Fixed Account by contacting Us at (833) 208-3018. However, this value can fluctuate daily, and the value quoted may differ from the actual Market Value Adjustment at the time of a transaction.
Example of Negative Market Adjusted Value:
A negative Market Adjusted Value results when credited interest rates are higher on new deposits than the weighted average interest rate credited to the Contract.
Assume new deposits are crediting 4.50%, and the weighted average interest rate credited to the Contract is 4.00%. The Contract Value at the time of discontinuance is $100,000.

The Market Adjusted Value would be
$96,470.95 = $100,000 * (1+0.04)5 / (1+0.045+0.0025)5
Example of Positive Market Adjusted Value:
A positive Market Adjusted Value generally results when credited interest rates are lower on new deposits than the weighted average interest rate credited to the Contract.
Assume new deposits are credited 4.50%, and the weighted average interest rate credited to the Contract is 5.00%. The Contract Value at the time of discontinuance is $100,000.
The Market Adjusted Value would be
$101,199.03 = $100,000 * (1+0.05)5 / (1+0.045+0.0025)5
For Contracts Issued in Every State Except New York And Connecticut:
If, as of the date of discontinuance, the Market Adjusted Value is less than the Contract Value of the Fixed Account, the Contract Owner may select one of the payment methods described below:
1)
The Market Adjusted Value (less any applicable withdrawal charge) in one lump sum within 60 days of the date of discontinuance, or
2)
The Cash Surrender Value of the Fixed Account in installments over a 5-year period. The amount deducted on surrender, if any, is determined as of the date of discontinuance, and will apply to all installment payments. Interest will be credited to the remaining Contract Value of the Fixed Account during this installment period at a fixed effective annual interest rate. The minimum interest rate depends on the date Your Contract is issued but will not be less than 1%. The first payment will be made no later than 60 days following the Contract Owner’s request for surrender or Our written notification of Our intent to discontinue the Contract. The remaining payments will be mailed on each anniversary of the discontinuance for four years. During that period, no additional surrenders are allowed.
If, as of the date of discontinuance, the Market Adjusted Value is greater than the Contract Value of the Fixed Account, the Contract Owner may select one of the payment methods as described below:
1)
The Cash Surrender Value of the Fixed Account, in one lump sum within 60 days of the date of discontinuance, or
2)
The Contract Value of the Fixed Account in installments over a 5-year period. Interest will be credited to the remaining Contract Value of the Fixed Account during this installment period at a fixed effective annual interest rate. The minimum interest rate depends on the date Your Contract is issued but will not be less than 1%. The first payment will be made no later than 60 days following the Contract Owner’s request for surrender or Our written notification of Our intent to discontinue the Contract. The remaining payments will be mailed on each anniversary of the discontinuance for four years. During that period, no additional surrenders are allowed.
For Contracts Issued in Connecticut as of the close of the New York Stock Exchange on October 4, 2013 and thereafter:
If, as of the date of discontinuance, the Market Adjusted Value is less than the Contract Value of the Fixed Account and R1 is greater than RO, We will pay the Contract Owner, in a lump sum, the Market Adjusted Value of the Fixed Account less amounts deducted upon surrender within 60 days of the date of discontinuance.
If, as of the date of discontinuance, the Market Adjusted Value is less than the Contract Value of the Fixed Account and R1 is less than or equal to RO, We will pay the Contract Owner the Contract Value of the Fixed Account in installments over a 5-year period. Interest will be credited to the remaining Contract Value of the Fixed Account during this installment period at a fixed effective annual interest rate. The minimum interest rate depends on the date Your Contract is issued but will not be less than 1%. The first payment will be made no later than 60 days following the Contract Owner’s request for surrender or Our written notification of Our intent to discontinue the Contract. The remaining payments will be mailed on each anniversary of the discontinuance date for four years. During that period, no additional surrenders are allowed.

If, as of the date of discontinuance, the Market Adjusted Value is greater than or equal to the Contract Value of the Fixed Account, We will pay the Contract Owner the Contract Value of the Fixed Account in installments over a 5-year period. Interest will be credited to the remaining Contract Value of the Fixed Account during this installment period at a fixed effective annual interest rate. The minimum interest rate depends on the date Your Contract is issued but will not be less than 1%. The first payment will be made no later than 60 days following the Contract Owner’s request for surrender or Our written notification of Our intent to discontinue the Contract. The remaining payments will be mailed on each anniversary of the discontinuance date for four years. During that period, no additional surrenders are allowed.
Allocated Contracts Issued in New York Prior to April 30, 2007:
If the Market Adjusted Value is less than the Contract Value of the Fixed Account as of the date of discontinuance, We will pay You the Market Adjusted Value, less any amounts deducted on surrender, less any loans outstanding in one lump sum. This amount will never be less than 90% of the Contract Value of the Fixed Account, less any outstanding loans as of the date of discontinuance. We may defer payment of this amount for up to six months from the date of discontinuance. If a payment is deferred more than 10 working days from the date of discontinuance, We will credit interest during the deferred period in the same manner as described in Your Contract.
If the Market Adjusted Value is greater than the Contract Value of the Fixed Account as of the date of discontinuance, We will pay the Cash Surrender Value of the Fixed Account as of the date of discontinuance in one lump sum. We may defer payment of this amount for up to six months from the date of discontinuance. If a payment is deferred more than 10 working days from the date of discontinuance, We will credit interest during the deferred period in the same manner as described in Your Contract.
Unallocated Contracts Issued in New York Prior to April 30, 2007:
You may select either of the following methods of payout:
a)
Lump Sum Payment Option. If the Market Adjusted Value is less than the Contract Value of the Fixed Account as of the date of the discontinuance, We will pay You the Market Adjusted Value, less any amounts deducted on surrender, in one lump sum within 60 days of the date of discontinuance. If the Market Adjusted Value is greater than the Contract Value of the Fixed Account as of the date of discontinuance, We will pay You the Cash Surrender Value of the Fixed Account within 60 days of the date of discontinuance.
b)
Installment Payment Option. We will pay You the Contract Value of the Fixed Account in installments over a 5-year period. Interest will be credited to the remaining Contract Value of the Fixed Account during this installment period at a fixed effective annual interest rate of not less than 1.5% below the net effective rate being credited to the Contract on the date of discontinuance. The first payment will be made no later than 60 days following Our mailing the written notice to You at the most current address available on the Company’s records. The remaining payments will be mailed on each anniversary of the discontinuance date for 4 years. Allowable distributions shown on the Contract specifications page are not permitted during the 5-year installment period.
For Contracts Issued in New York on or after April 30, 2007 and prior to January 1, 2014:
Allocated Contracts issued to non-ERISA 403(b) Plans and Governmental 457 Plans Subject to the New York State Deferred Compensation Board Rules and Regulations:
Upon discontinuance, the Contract Owner may select one of the payment methods described below:
a)
Lump Sum Payment Option. We will pay You the Market Adjusted Value, less any amounts deducted on surrender, less any loans outstanding in one lump sum within 60 days of the date of discontinuance. We may defer the payment for this amount for up to six months from the date of discontinuance. If a payment is deferred more than 10 working days from the date of discontinuance, interest will continue to be earned during the deferred period in the same manner as described in the Contract; or
b)
Installment Payment Option. We will pay You the Contract Value of the Fixed Account in installments over a 5 year period. Interest will be credited to the remaining Contract Value of the Fixed Account during this installment period at a fixed effective annual interest rate of not less than 1.5% below the net effective rate being credited to the Contract on the date of discontinuance. The first payment will be made no later than 60 days following the Company’s mailing of the written notice of Contract discontinuance to the Contract

Owner at the most current address available on the Company’s records. The remaining payments will be mailed on each anniversary of the discontinuance date for 4 years. Allowable distributions shown on the Contract specifications page are not allowed during the 5 year installment period.
Transfers

General
Subject to the limitations described below, You may transfer all or part of Your Contract Value among Funding Options and between Funding Options and the Fixed Account at any time up to 30 days before the Maturity Date. After the Maturity Date, You may make transfers only if allowed by Your Contract or with Our consent. Transfer requests received at Our Home Office that are in Good Order before the close of a Business Day will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-Business Day or after the close of a Business Day will be processed based on the value(s) next computed on the next Business Day.
Where permitted by state law, We reserve the right to restrict transfers from the Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.
Currently, there are no charges for transfers; however, We reserve the right to charge a $10 fee for any transfer request which exceeds twelve per year. Since each Underlying Fund may have different overall expenses, a transfer of Contract Values from one Funding Option to another could result in Your investment becoming subject to higher or lower expenses. Also, when making transfers, You should consider the inherent risks associated with the Funding Options to which Your Contract Value is allocated.
You may also transfer between the Funding Options and the Fixed Account; however, no transfers are allowed between the Fixed Account and any Competing Fund, except according to the restrictions described below. (Please refer to "Appendix D — Competing Funds".)
Restrictions on Transfers
Restrictions on Frequent Transfers. Frequent requests from Contract Owners to transfer Contract Value may dilute the value of an Underlying Fund’s shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Underlying Fund and the reflection of that change in the Underlying Fund’s share price (“arbitrage trading”). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Underlying Funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., Annuitants and Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfers in situations where We determine there is a potential for arbitrage trading. Currently, We believe that such situations may be presented in the international, small-cap, and high-yield Underlying Funds. We monitor transfer activity in those Monitored Portfolios:
American Funds Global Growth Fund
American Funds Growth Fund
American Funds Growth-Income Fund
BlackRock High Yield Portfolio
Brighthouse Small Cap Value Portfolio
CBRE Global Real Estate Portfolio
ClearBridge Variable Small Cap Growth Portfolio
Harris Oakmark International Portfolio
Invesco Global Equity Portfolio
Invesco Small Cap Growth Portfolio
JPMorgan Small Cap Value Portfolio
MetLife MSCI EAFE® Index Portfolio
MetLife Russell 2000® Index Portfolio
MFS® Research International Portfolio
Neuberger Berman Genesis Portfolio

Nomura VIP Small Cap Value Series
State Street Emerging Markets Enhanced Index Portfolio
T. Rowe Price Small Cap Growth Portfolio
Templeton Emerging Markets VIP Fund
Templeton Foreign VIP Fund
Western Asset Core Plus VIT Portfolio
Western Asset Management Strategic Bond Opportunities Portfolio
We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, We currently monitor transfer activity to determine if, for each of the Monitored Portfolios, in a three-month period there were two or more “round-trips” of a certain dollar amount or greater. A round-trip is generally defined as a transfer in followed by a transfer out within seven calendar days or a transfer out followed by a transfer in within seven calendar days, in either case subject to certain other criteria. In the case of a Contract that has been restricted previously, a single round-trip of a certain dollar amount or greater will trigger the transfer restrictions described below. We do not believe that other Underlying Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Underlying Funds. We may change the Monitored Portfolios at any time without notice in Our sole discretion.
As a condition to making their portfolios available in Our products, American Funds® requires Us to treat all American Funds portfolios as Monitored Portfolios under Our current frequent transfer policies and procedures. Further, American Funds® requires Us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds® monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of the transfer restrictions described below. Further, as Monitored Portfolios, American Funds portfolios also will be subject to Our current frequent transfer policies, procedures and restrictions, and transfer restrictions may be imposed upon a violation of either monitoring policy.
Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when We detect transfer activity in the Monitored Portfolios that exceeds Our current transfer limits, We will issue a warning letter for the first occurrence. If We detect a second occurrence, We will exercise Our contractual right to restrict Your number of transfers to one every six months.
Transfers made under a dollar cost averaging program described in this prospectus are not treated as transfers when We monitor the frequency of transfers.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Underlying Funds that We believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as Our ability to predict strategies employed by Contract Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that We will prevent all transfer activity that may adversely affect Contract Owners and other persons with interests in the Contracts. We do not accommodate frequent transfers in any Underlying Fund and there are no arrangements in place to permit any Contract Owner to engage in frequent transfers; We apply Our policies and procedures without exception, waiver, or special arrangement.
The Underlying Funds may have adopted their own policies and procedures with respect to frequent transfers of their respective shares, and We reserve the right to enforce these policies and procedures. For example, Underlying Funds may assess a redemption fee (which We reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures We have adopted. Although We may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Underlying Funds, We have entered into a written agreement, as required by SEC regulation, with each Underlying Fund or its principal underwriter that obligates Us to provide to the Underlying Fund promptly upon request certain information about the trading activity of an individual Contract Owner, and to execute instructions from the Underlying Fund to restrict or prohibit further Purchase Payments or transfers by specific Contract Owners who violate the frequent transfer policies established by the Underlying Fund.

In addition, Contract Owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Underlying Funds generally are “omnibus” orders from intermediaries, such as retirement Plans or Separate Accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual Contract Owners of variable insurance Contracts and/or individual retirement Plan Participants. The omnibus nature of these orders may limit the Underlying Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement Plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, We cannot guarantee that the Underlying Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement Plans that may invest in the Underlying Funds. If an Underlying Fund believes that an omnibus order reflects one or more transfer requests from Contract Owners engaged in frequent trading, the Underlying Fund may reject the entire omnibus order.
In accordance with applicable law, We reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that We are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Contract Owner). You should read the Underlying Fund prospectuses for more details.
Restrictions on Large Transfers. Large transfers may increase brokerage and administrative costs of the Underlying Funds and may disrupt portfolio management strategy, requiring an Underlying Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Underlying Funds except where the portfolio manager of a particular Underlying Fund has brought large transfer activity to Our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked Us to monitor for “block transfers” where transfer requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When We detect such large trades, We will issue a warning letter for the first occurrence. If We detect a second occurrence, We will exercise Our contractual right to restrict Your number of transfers to one every six months.
Transfers from the Fixed Account
The Contract Owner may transfer amounts from the Fixed Account to one or more of the Funding Options subject to the Competing Fund restrictions described in this prospectus and in Your Contract. All transfers will be made on a last-in, first-out basis. That is, the money most recently deposited or transferred into the Fixed Account will be transferred or surrendered first.
Amounts previously transferred from the Fixed Account to the Funding Options may not be transferred back to the Fixed Account or any Competing Fund for a period of at least 3 months from the date of the transfer. The Company may eliminate this restriction in circumstances where Guaranteed Interest Rates on the Fixed Account are declared and credited on a quarterly basis.
We reserve the right to limit transfers from the Fixed Account in any calendar year to 20% of the Contract/Certificate Contract Value in the Fixed Account as of the end of the preceding Contract/Certificate Year. If transfers are limited in any calendar year to 20% of the Fixed Account Contract Value, it is important to note that it will take over 10 years (assuming no additional Purchase Payments or transfers into the Contract/Certificate and discounting any accrued interest) to make a complete transfer of Your balance from the Fixed Account because of the transfer allowance restriction indicated above. This is because the 20% transfer allowance is based on a declining Contract Value in the Fixed Account rather than withdrawals based upon a fixed number of years. For example (based on the assumptions above), if Your initial Contract Value in the Fixed Account is $100, the 20% transfer allowance only allows You to transfer up to $20 that Contract/Certificate Year. If You transfer the maximum transfer allowance that Contract/Certificate Year, You may only transfer up to $16 the following Contract/Certificate Year based on the 20% transfer allowance of the $80 Contract Value remaining in the Fixed Account for such Contract/Certificate Year. It is important to consider when deciding to invest in the Fixed Account whether this 20% transfer allowance restriction fits Your risk tolerance and time horizon. (See also “Access to Your Money.”)

Transfers to the Fixed Account
The Contract Owner may transfer amounts in the Funding Options to the Fixed Account subject to the Competing Fund restrictions described in this prospectus and in Your Contract. Amounts previously transferred from a Competing Fund to a Funding Option which is not a Competing Fund may not be transferred to the Fixed Account for a period of at least 3 months from the date of transfer.
Dollar Cost Averaging
Dollar cost averaging or the pre-authorized transfer program (the “DCA Program”) allows You to transfer a set dollar amount to other Funding Options on a monthly or quarterly basis during the Accumulation Period of the Contract. Using this method, You will purchase more Accumulation Units in a Funding Option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, You may achieve a lower-than-average cost per unit in the long run if You have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.
You may elect the DCA Program through Written Request or other method acceptable to Us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400. There is no additional fee to participate in the DCA Program.
You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete Your Fixed Account Value in less than twelve months from Your enrollment in the DCA Program.
We will allocate any subsequent Purchase Payments We receive within the program period selected to the current Funding Options over the remainder of that program transfer period, unless You direct otherwise.
All provisions and terms of the Contract apply to the DCA Program, including provisions relating to the transfer of money between Funding Options. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.
We will terminate Your participation in the DCA Program upon notification of Your death. We reserve the right to terminate the availability of any dollar cost averaging program at any time.
The following example may help You further understand the DCA Program:
•
Under the DCA Program, You could decide to instruct Us to transfer $1,000 on the first of each month from the BlackRock Ultra-Short Term Bond Portfolio to another Funding Option that You have selected, such as the MetLife Aggregate Bond Index Portfolio. Hypothetically, the $1,000 allocation may have bought 50 Accumulation Units of the MetLife Aggregate Bond Index Portfolio in January, 65 Accumulation Units in February, and 45 Accumulation Units in March. In these three months, You allocated $3,000 to the MetLife Aggregate Bond Index Portfolio which has resulted in 160 Accumulation Units. The value of each Accumulation Unit is an average of the three values used at the time of allocation. This price averaging that occurs via regular purchases over a period of time is referred to as “dollar cost averaging.” If You had allocated the entire $3,000 at one time, the total value might be higher or lower.
Access To Your Money

Any time before the Maturity Date, You may redeem all or any portion of the Cash Surrender Value, that is, the Contract Value less any applicable withdrawal charge, Premium Tax, and outstanding loan surrenders not previously deducted. You may submit a written withdrawal request, which must be received at Our Home Office on or before the Maturity Date, that indicates that the withdrawal should be processed as of the Maturity Date, in which case the request will be deemed to have been received on, and the withdrawal amount will be priced according to, the Accumulation Unit value calculated as of the Maturity Date. Full and partial withdrawals are subject to federal income taxes on the taxable portion, and may be subject to withdrawal charges. In addition, a 10% federal penalty tax may be assessed on withdrawals if the Contract Owner is under age 59½. Withdrawals could significantly reduce the value of your Contract, the death benefit, the amount available for loans, and other Contract benefits, including the optional death benefit. The reduction may be more than the amount withdrawn.

Unless You submit a Written Request specifying the Fixed Account or Funding Option(s) from which We are to withdraw amounts, We will make the withdrawal on a pro rata basis from all of the investment options in which You are currently invested. All partial surrenders from the Fixed Account will be made on a last-in, first-out basis. For full surrenders from the Fixed Account for reasons other than Contract termination, We will pay the Fixed Account Contract Value, less any outstanding loan surrenders not previously deducted, less any Premium Tax, and any withdrawal charges, as applicable. The Cash Surrender Value will be determined as of the close of business after We receive Your surrender request at Our Home Office in Good Order. The Cash Surrender Value may be more or less than the Purchase Payments You made. You may not make withdrawals during the Annuity Period, unless You exercise the Liquidity Benefit which allows You to take withdrawals from the Fixed Account during the Annuity Period based on the present value of Your remaining Annuity Payments. Withdrawals under the Liquidity Benefit will be subject to a withdrawal charge and Market Value Adjustment.
For amounts allocated to the Funding Options, We may defer payment of any Cash Surrender Value for a period of up to seven calendar days after the Written request is received. For amounts allocated to the Fixed Account, We may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is Our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in Good Order. We will contact You if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.
We may withhold payment of Cash Surrender Value or a Contract Owner’s loan proceeds if any portion of those proceeds would be derived from a Contract Owner’s check that has not yet cleared (i.e., that could still be dishonored by Your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the Contract Owner’s check has been or will be collected. We will not delay payment longer than necessary for Us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing Us with a certified check.
For those participating in the Texas Optional Retirement Program, withdrawals may only be made upon termination of employment, retirement or death as provided in the Texas Optional Retirement Program (See Appendix C for additional information).
If Your Contract is issued as part of a 403(b) Plan, there are restrictions on Your ability to make withdrawals from Your Contract. You generally may not withdraw contributions or earnings made to Your Contract after December 31, 1988 unless You are (a) age 59½; (b) no longer employed; (c) deceased; (d) disabled; or (e) experiencing a financial hardship. Even if You are experiencing a financial hardship, You may only withdraw contributions, not earnings. Additional details and other special rules or exceptions may apply under the Code and your 403(b) plan. You should consult with Your tax adviser before making a withdrawal from Your Contract.
Systematic Withdrawals
Before the Maturity Date, You may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. For example, You may elect to have $500 withdrawn from Your Contract Value automatically every month. We will deduct any applicable Premium Taxes and withdrawal charge. To elect systematic withdrawals, You must have a Contract Value of at least $15,000 and You must make the election on the form We provide. We will surrender amounts pro rata from the Fixed Account and the Funding Options, an Accumulation Units pro rata from all Funding Options in which You have an interest, unless You instruct Us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying Us in writing, but You must give at least 30 days’ notice to change any systematic withdrawal instructions that are currently in place. We will also discontinue systematic withdrawals upon notification of Your death.
We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days written notice to Contract Owners.
Each systematic withdrawal is subject to federal income taxes on the taxable portion, and may be subject to withdrawal charges. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 59½. There is no additional fee for electing systematic withdrawals. You should consult with Your tax adviser regarding the tax consequences of systematic withdrawals.
Managed Distribution Program. Under the systematic withdrawal option, You may choose to participate in the Managed Distribution Program. At no cost to You, You may instruct Us to calculate and make minimum distributions that may be required by the IRS upon reaching age 72 (age 70½, if You were born on or before June 30, 1949). (See

“Federal Tax Considerations.”) These payments will not be subject to the withdrawal charge and will be in lieu of the free withdrawal allowance. No Dollar Cost Averaging Program will be permitted if You are participating in the Managed Distribution Program. We will discontinue making minimum distributions upon notification of Your death.
Contract Discontinuance
If the Plan discontinues the Contract, no further Purchase Payments or transfers will be allowed from the time We receive notice. The Market Value Adjustment, if any, (calculated as of a date requested by the Plan within 60 days before the date of discontinuance) is based upon the greater of the Plan's Contract Value in the Fixed Account on the date of discontinuance or 30 days prior to the date of discontinuance. We will apply any resulting Market Value Adjustment (positive or negative) to the Plan which will then determine any application to Participants Individual Accounts. If You are a Participant, contact Your Plan Administrator/Trustee or Your employer regarding whether the Market Value Adjustment will affect a Participant's Individual Account when the Contract is terminated. The Company does not assess Market Value Adjustment charges against the Separate Account, and the Market Value Adjustment assessed will never exceed the amount allocated to the Fixed Account. Under the terms of the Contract We reserve the right to terminate when a Participant’s Individual Account is less than an amount stated in Your Contract and Purchase Payments have not been made for at least two years. See “Miscellaneous Contract Provisions – Termination.”
If the Contract is discontinued because of Plan Termination due to the dissolution or liquidation of the employer under US Code Title 11 procedures, the Market Value Adjustment will not apply and the Cash Surrender Value will be distributed directly to the employees entitled to share in such distributions pursuant to the Plan. Distribution may be in the form of cash payments, annuity options or deferred annuities. This provision does not apply to Plans established under Section 457 of the Code.
We will not terminate a Contract that includes a guaranteed death benefit if at the time the termination would otherwise occur the guaranteed amount under any death benefit is greater than the Contract Value. For all other Contracts, We reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals. We will not exercise this provision under Contracts issued in New York. However, if You are the Participant and the Plan determines to terminate the Contract at a time when You (the Participant) have a guaranteed amount under any death benefit that is greater than the Contract Value, You (the Participant) forfeit any guaranteed death benefit You (the Participant) have accrued under the death benefit upon termination of the Contract.
If the Contract Owner requests a full surrender of the Contract or if the Company discontinues the Contract (in all states other than New York and in New York, if issued prior to April 30, 2007), the Company will determine the Market Adjusted Value of the Fixed Account. For Contracts issued in New York on or after April 30, 2007 and prior to January 1, 2014, We will pay the Contract Owner the Contract Value of the Fixed Account without application of the Market Value Adjustment if the Company discontinues the Contract.
Please see “Charges, Deductions, and Adjustments – Market Value Adjustment” for more information regarding the application of the Market Value Adjustment.
Loans
Section 403 (b) Collateralized Loans
If Your employer's Plan and TSA Contract permits loans, such loans will be made only from the Fixed Account Contract Value and only up to certain limits. In that case, We credit Your Fixed Account Contract Value up to the amount of the outstanding loan balance with a rate of interest that is less than the interest rate We charge for the loan. For loans not subject to ERISA, the maximum loan interest rate is 7.4% per year. For loans subject to ERISA, the maximum loan interest will not exceed the greater of (i) a current Moody's Corporate Bond Yield Average or similar average stated in Your Contract, or (ii) the rate used to compute the Cash Surrender Value under the Fixed Account (see "Charges, Deductions, and Adjustments - Market Value Adjustment") plus 1% per annum.
The Code and applicable income tax regulations limit the amount that may be borrowed from Your Contract and all of Your employer Plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a proscribed term.
Your employer's Plan and Contract will indicate whether loans are permitted. The terms of the loan are governed by the Contract and loan agreement. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of Your loan agreement and federal tax law could have adverse tax consequences. Consult Your tax adviser and read Your loan agreement and Contract prior to taking any loan.

Benefits Available Under the Contract

The following table summarizes information about the benefits under the Contract.
Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Brief Description of Restrictions / Limitations
Dollar Cost Averaging (DCA) Program	Allows You to systematically transfer a set amount from a Funding Option or the Fixed Account (if available) to one or more Funding Options on a monthly or quarterly basis	Standard	No Charge
●Available only during the
Accumulation Period
●Must have a minimum
total Contract Value of
$5,000 to enroll
●Minimum transfer
amount is $400
●Fixed Account value
must not be depleted in
less than 12 months from
date of enrollment

Systematic Withdrawal Program	Allows You to receive regular automatic withdrawals from Your Contract	Standard	No Charge
●Each payment must be at
least $100
●Withdrawals may only
be on a monthly,
quarterly, semi-annual,
or annual basis
●Must have a minimum
total Contract Value of
$15,000 to enroll
●Must provide at least
30 days’ notice to
change instructions
●Upon 30-day written
notice, We may
discontinue this feature
at any time.
●We reserve the right to
charge a processing fee
in the future (if We do
so, We will inform You in
writing 30 days in
advance)

Managed Distribution Program	Allows You to automatically take minimum distributions from Your Contract that may be required by the IRS	Standard	No Charge	●Payments will not be subject to the withdrawal charge and will be in lieu of the free withdrawal allowance ●Cannot also enroll in the Dollar Cost Averaging Program

Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Brief Description of Restrictions / Limitations
Nursing Home Confinement Rider	Allows You to surrender or make a withdrawal without incurring a withdrawal charge if the Annuitant begins confinement in an eligible nursing home	Standard	No Charge
●Must own Contract for at
least one year
●Annuitant must be
confined for at least
90 days
●Confinement must be
prescribed by a
physician and be
medically necessary
●Terminates on Maturity
Date
●Not available for
Contract Owners 71 or
older on the Contract
Date
●Not available under
Section 457 Plans
●Not available in
Massachusetts, New York
and Texas

Annuitization Credits	Provides a credit to Contract Value applied to an Annuity option	Standard	No Charge	●Available only after the first Contract Year ●The credit equals 0.5% of Your Contract Value if You annuitize during Contract Years 2-5, 1% during Contract Years 6-10, and 2% after Contract Year 10
Standard Death Benefit
Provides a death benefit at
least equal to Contract
Value (less any amounts
due). Depending on the
age of the Annuitant on the
Contract Date, the death
benefit may be the greater
of (i) Contract Value or
(ii) Purchase Payments
adjusted for any
withdrawals
		Standard	No Charge
●Withdrawals may
proportionately reduce
the benefit and such
reductions could be
significant
●Amount payable
depends on multiple
factors, such as type of
Contract, age at time of
death, Contract Value,
total Purchase Payments,
and prior withdrawals
●Calculation of the death
benefit varies depending
on the Annuitant’s age
on the Contract Date
●Purchase Payment
Conservation Credits, if
any, are only included as
part of the Contract
Value in any death
benefit calculation

Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Brief Description of Restrictions / Limitations
Optional Death Benefit
Provides a death benefit at
least equal to Contract
Value (less any amounts
due). Depending on the
age of the Annuitant on the
Contract Date, the death
benefit may be the greater
of (i) Contract Value;
(ii) Purchase Payments
adjusted for any
withdrawals; and/or
(iii) the applicable Step-Up
death benefit value.
		Optional	0.45% (as a percentage of average daily net assets of the Separate Account)
●Withdrawals may
proportionately reduce
the benefit and such
reductions could be
significant
●Amount payable
depends on multiple
factors, such as type of
Contract, age at time of
death, Contract Value,
total Purchase Payments,
and prior withdrawals
●Calculation of the death
benefit varies depending
on the Annuitant’s age
on the Contract Date
●Death benefit is the
same as the Standard
Death Benefit if the
Annuitant is age 76 or
older on the Contract
Date

Purchase Payment Conservation Credits	Provides a credit to Your Contract Value equal to 2% of each Purchase Payment	Optional	N/A (Built into charge for the Optional Death Benefit)
●Available if the Optional
Death Benefit has been
elected
●Purchase Payments
allocated to the Fixed
Account are not eligible
for credits
●The amount of credits
may be more than offset
by the higher fees and
charges associated with
the credits
●Purchase Payment
Conservation Credits, if
any, are only included as
part of the Contract
Value in any death
benefit calculation

Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Brief Description of Restrictions / Limitations
Variable Annuitization Floor Benefit	Guarantees that Your Variable Annuity Payments will never be less than a certain percentage of Your first Variable Annuity Payment regardless of the performance of the selected Funding Options	Optional	3.00% during the Annuity Period (as a percentage of average daily net assets of the Separate Account)
●Benefit may not be
available at all times,
and is offered only with
certain Annuity options
●Not available under
Section 457 Plans
●Not available if You are
over age 80
●Benefit subject to
Funding Option
selection restrictions
●Guarantee percentage
will be set at time of
election, but will never
be less than 50%
●Cannot also exercise the
Liquidity Benefit

Liquidity Benefit	Allows You to take withdrawals during the Annuity Period based on the present value of Your remaining Annuity Payments if You elect an eligible Annuity option	Optional	5.00% (withdrawal charge assessed as a percentage of the amount withdrawn)
●Benefit is offered only
with certain Annuity
options
●Not available under
Section 457 Plans
●Available only after the
first Contract Year
●Not available if the
Variable Annuitization
Floor Benefit is elected
●Benefit withdrawals will
be subject to a Market
Value Adjustment and a
5% withdrawal charge.

Each of these benefits are discussed more fully, as follows: the Dollar Cost Averaging program is discussed in the prospectus section entitled “Transfers;” the Systematic Withdrawal Program is discussed in the prospectus section entitled “Access to Your Money;” the Managed Distribution Program is discussed in the prospectus section entitled, “Access to Your Money;” the Nursing Home Confinement Rider is discussed in Appendix E to the prospectus; the Standard Death Benefit and the Optional Death Benefit are discussed in the prospectus section entitled “Death Benefit;” Purchase Payment Conservation Credits are discussed in the prospectus section entitled “The Annuity Contract;” the Variable Annuitization Floor Benefit is discussed in the prospectus section entitled “Payment Options,” and the Liquidity Benefit is discussed in the prospectus section entitled “The Annuity Period.”
The availability of benefits may vary by employer or Plan Administrator. You should reference Your Plan documents or speak with Your employer or Plan Administrator for the benefits available to You.

Ownership Provisions

Types of Ownership
Contract Owner
The Contract belongs to the Contract Owner named in the Contract (on the Contract Specifications page).  You have sole power to exercise any rights and to receive all benefits given in the Contract provided You have not named an irrevocable Beneficiary.
If this Contract is purchased by a Beneficiary of another Contract who directly transferred the death proceeds due under that Contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot take a loan or make additional Purchase Payments. In addition, the purchased Contract will be subject to the federal income tax rules that apply after the death of the owner of the original contract.
Beneficiary
You name the Beneficiary in a Written Request. The Beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or Contract Owner. If more than one Beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless You recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal Beneficiary or a spousal Beneficiary who has not chosen to assume the Contract, We will not transfer or otherwise remove the death benefit proceeds from either the Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.
Unless You have named an irrevocable Beneficiary, You have the right to change any Beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.
Annuitant
The Annuitant is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend.
Abandoned Property Requirements
Every state has unclaimed property laws which generally declare non-ERISA annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s maturity date (the latest day on which annuity payments may begin under the Contract), the date the death benefit is due and payable, or such other date as required by state law.  Contracts purchased through certain qualified plans, including IRAs and Roth IRAs, may be subject to special or additional abandoned property rules under state law.  For example, if the payment of a death benefit has been triggered, but, if after a thorough search, We are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary of the Contract Owner last resided, as shown on Our books and records, or to Our state of domicile.  (Escheatment is the formal, legal name of this process.)  However, the state is obligated to pay the death benefit (without interest) if Your Beneficiary steps forward to claim it with the proper documentation.  To prevent Your Contract’s proceeds from being paid to the state abandoned or unclaimed property office, it is important that You update Your Beneficiary designations, including addresses, if and as they change.  Please call (833) 208-3018 to make such changes.
Death Benefit

Before the Maturity Date, generally, a death benefit is payable when You die. At purchase, You elect either the Standard Death Benefit or the Optional Death Benefit. We calculate the death benefit on the Death Report Date. If You select the Standard Death Benefit, the mortality and expense risk (“M&E”) charge will equal to 0.80% annually, as a percentage of the daily net assets of the Separate Account. If You choose the Optional Death Benefit and Credit, the M&E charge will equal to 1.25% annually.

Death Proceeds before the Maturity Date
Standard Death Benefit
Annuitant’s Age on the Contract Date	Death Benefit Payable
On or Before Age 80	Greater of:
	1)	Contract Value on the Death Report Date, or
	2)	Total Purchase Payments less the total amount of any partial surrenders (including associated charges, if any).
After Age 80	Contract Value less any applicable Premium Tax.
Optional Death Benefit and Credit
The Optional Death Benefit and Credit varies depending on the Annuitant’s age on the Contract Date.
Annuitant’s Age on the Contract Date	Death Benefit Payable
Under Age 70	Greater of:
	1)	Contract Value on the Death Report Date, or
	2)	Total Purchase Payments less the total of any withdrawals (and related charges); or
3)
Maximum Step-Up death benefit value (described below) in effect on Death Report Date which are associated with Contract Date anniversaries beginning with the 5th, and ending with the last before the Annuitant’s 76th birthday.

Age 70-75	Greater of:
	1)	Contract Value on Death Report Date, or
	2)	Total Purchase Payments less the total of any withdrawals (and related charges); or
	3)	Step-Up death benefit value (described below) in effect on Death Report Date associated with the 5th Contract Date anniversary.
Age 76-80	Greater of (1) or (2) above.
Age over 80	Contract Value on Death Report Date (less any applicable Premium Tax)
Step-Up Death Benefit Value
We will establish a separate Step-Up death benefit value on the fifth Contract Date anniversary and on each subsequent Contract Date anniversary on or before the Death Report Date. The Step-Up death benefit value will initially equal the Contract Value on that anniversary. After a Step-Up death benefit value has been established, We will recalculate it each time a Purchase Payment is made or a withdrawal is taken until the Death Report Date. We will recalculate Step-Up death benefit values by increasing them by the amount of each applicable Purchase Payment and by reducing them by a partial surrender reduction (as described below) for each applicable withdrawal. Recalculations of Step-Up death benefit values related to any Purchase Payments or any withdrawals will be made in the order that such Purchase Payments or partial surrender reductions occur.
Partial Surrender Reduction. If You make a withdrawal, We will reduce the Step-Up value by a partial surrender reduction which equals: (1) the step-up value immediately prior to the withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the withdrawal.
For example, assume Your current Contract Value is $55,000. If Your Step-Up Value immediately prior to the withdrawal is $50,000, and You decide to make a withdrawal of $10,000, We would reduce the Step-Up Value as follows:
50,000 × (10,000/55,000) = 9,090

Your new Step-Up Value would be 50,000–9,090, or $40,910.
The following example shows what would happen in a declining market. Assume Your current Contract Value is $30,000. If Your Step-Up Value immediately prior to the withdrawal is $50,000, and You decide to make a withdrawal of $10,000, We would reduce the Step-Up Value as follows:
50,000 × (10,000/30,000) = 16,666
Your new Step-Up Value would be 50,000–16,666, or $33,334.
Payment of Proceeds
We describe the process of paying death benefit proceeds before the Maturity Date in the chart below. The chart does not encompass every situation and is merely intended as a general guide. More detailed information is provided in Your Contract. Also, see “Federal Tax Considerations,” for information about federal tax law distribution requirements that apply upon Your death. Generally, the person(s) receiving the benefit may request that the proceeds be paid in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds, or under other settlement options that We may make available and that comply with applicable tax rules.
If We are notified of Your death before any requested transaction is completed (including transactions under a dollar cost averaging program, systematic withdrawal option and managed distribution program), We will cancel the request. As described above, the death benefit will be determined on the Death Report Date.
Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	Mandatory Payout Rules Apply*
Owner/Annuitant	The Beneficiary (ies), or if none, to the Contract Owner’s estate.	Yes
Beneficiary	No death proceeds are payable; Contract continues.	N/A
Contingent Beneficiary	No death proceeds are payable; Contract continues.	N/A
*Certain payout rules of the Code are triggered upon the death of any Contract Owner. The rules for Non-Qualified Contracts and Qualified
Contracts are similar, but differ in certain material respects. See “Federal Tax Considerations” for more information on the Code distribution requirements that apply to Your type of Contract.

Beneficiary Contract Continuance (not permitted for non-natural Beneficiaries)
If You die before the Maturity Date, and if the value of any Beneficiary’s portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date (more than $1,000,000 is subject to Home Office approval), Your Beneficiary(ies) may elect to continue his/her portion of the Contract subject to applicable Code distribution requirements, rather than receive the death benefit in a lump-sum. If the Beneficiary chooses to continue the Contract, the Beneficiary can extend the Annuity Period of the Contract enabling the Beneficiary to “stretch” the death benefit distributions out over his life expectancy or some other (shorter) period, to the extent permitted by the Code.
If Your Beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued Contract (the “adjusted Contract Value”) will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the Funding Options and Fixed Account in the same proportion as prior to the Death Report Date. If the adjusted Contract Value is allocated to the Funding Options, the Beneficiary bears the investment risk.
The Beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the Beneficiary cannot:
•
take a loan
•
make additional Purchase Payments
•
transfer ownership of the Contract

The Beneficiary may also name his/her own Beneficiary (“succeeding Beneficiary”) and has the right to take withdrawals at any time after the Death Report Date without a withdrawal charge. All other fees and charges applicable to the original Contract will also apply to the continued Contract. All benefits and features of the continued Contract will be based on the Beneficiary’s age on the Death Report Date as if the Beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.
Planned Death Benefit (Individual Contracts Only)
You may request, subject to the requirements of tax law, that rather than receive a lump-sum death benefit, the Beneficiary(ies) receive all or a portion of the death benefit proceeds either:
•
through an Annuity for life or a period that does not exceed the Beneficiary’s life expectancy or
•
under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as a planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater
You must make the planned death benefit request as well as any revocation of this request in writing. Upon Your death, Your Beneficiary(ies) cannot revoke or modify this request. If the death benefit at the time We receive Due Proof of Death is less than $2,000, We will only pay a lump sum to the Beneficiary. If periodic payments due under the planned death benefit election are less than $100, We reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no Beneficiary is alive when death benefits become payable, We will pay the death benefit as provided in Your Contract. Any planned death benefit option must comply with the federal tax rules that apply to the Beneficiary upon Your death.
Death Proceeds after the Maturity Date
If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the Beneficiary a death benefit consisting of any benefit remaining under the Annuity option then in effect, subject to the requirements of tax law. In the case of a Qualified Contract, those requirements may mean that any remaining payments after Your death must be made over a shorter period than originally elected or otherwise adjusted to comply with the tax law.
The Annuity Period

Maturity Date
Under the Contract, You can receive regular payments (“Annuity Payments”). You can choose the month and the year in which those payments begin (“Maturity Date”). You can also choose, subject to the requirements of tax law, among income payouts (Annuity options) or elect a lump-sum distribution. While the Annuitant is alive, You can change Your selection any time up to the Maturity Date. Annuity Payments will begin on the Maturity Date stated in the Contract unless (1) You fully surrendered the Contract; (2) We paid the proceeds to the Beneficiary before that date; (3) You elected another date; or (4) Your Contract was previously terminated pursuant to the terms of the Contract. Annuity Payments are a series of periodic payments (a) for life; (b) for life with either a minimum number of payments or a specific amount assured; or (c) for the joint lifetime of the Annuitant and another person that the Code permits, and thereafter during the lifetime of the survivor. We may require proof that the Annuitant is alive before Annuity Payments are made. The Annuity options are described in greater detail in the section titled “Payment Options.”
You may choose to annuitize at any time after You purchase Your Contract. Unless You elect otherwise, the Maturity Date will be the Annuitant’s 90th birthday or ten years after the effective date of the Contract, if later. This requirement may be changed by Us.
At least 30 days before the original Maturity Date, You may elect to extend the Maturity Date to any time prior to the Annuitant’s 90th birthday, or to a later date with Our consent. You may use certain Annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or You may use a program of withdrawals instead. These mandatory distribution requirements generally take effect upon the death of the Contract Owner, and, in the case of Qualified Contracts, generally upon either the later of the Contract Owner’s attainment of the age at which required minimum distributions must begin under federal tax law or the year You retire from the employer whose Plan is associated with Your Qualified Contract. (See “Federal Tax Considerations” for a discussion of the tax law requirements applicable to distributions from Qualified Contracts.) You should seek independent tax advice regarding the election of minimum required distributions.
These provisions are subject to the restrictions that may apply in Your state, restrictions imposed by Your selling firm and Our current established administrative procedures.
Please be aware that once Your Contract is annuitized, You are ineligible to receive the death benefit.
Allocation of Annuity
You may elect to receive Your Annuity Payments in the form of a Variable Annuity, a Fixed Annuity, or a combination of both. If, at the time Annuity Payments begin, You have not made an election, We will apply Your Contract Value to provide an Annuity funded by the same Funding Options as You have selected during the Accumulation Period. At least 30 days before the Maturity Date, You may transfer the Contract Value among the Funding Options in order to change the basis on which We will determine Annuity Payments. (See “Transfers”.)
Annuitization Credit. This credit is applied to the Contract Value used to purchase one of the Annuity options described below. The credit equals 0.5% of Your Contract Value if You annuitize during Contract Years 2-5, 1% during Contract Years 6-10, and 2% after Contract Year 10. There is no credit applied to Contracts held less than 1 year.
For federal taxation purposes, an "investment in the Contract" generally equals the amount of any non-deductible Purchase Payments paid by or on behalf of any individual. Any credit is not treated as an investment in the Contract and will be treated as taxable gain when distributed.
Variable Annuity
You may choose an Annuity payout that fluctuates depending on the investment experience of the Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the Annuity Period.
Determination of First Annuity Payment. Your Contract contains the tables We use to determine Your first monthly Annuity Payment. If You elect a Variable Annuity, the amount We apply to it will be the Contract Value as of 14 days before the date Annuity Payments begin, less any applicable Premium Taxes not previously deducted.
The amount of Your first monthly payment depends on the Annuity option You elected and the Annuitant’s adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of Contract Value You apply to that Annuity option. You may select an assumed daily net investment factor of 3.0% or 5.0% upon each full or partial annuitization. The Contract tables factor in an assumed net investment factor of 3.0% or 5.0%. We call this Your net investment rate. Your net investment rate of 3.0% or 5.0% corresponds to an annual interest rate of 3.0% or 5.0%. This means that if the annualized investment performance, after expenses, of Your Funding Options is less than 3.0% or 5.0%, then the dollar amount of Your Variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of Your Funding Options is greater than 3.0% or 5.0%, then the dollar amount of Your Variable Annuity Payments will increase.
Determination of Second and Subsequent Annuity Payments. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable Funding Options. The total amount of each Annuity Payment will equal the sum of the basic payments in each Funding Option. We determine the actual amounts of these payments by multiplying the number of Annuity Units We credited to each Funding Option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.
Fixed Annuity
You may choose a Fixed Annuity that provides payments that do not vary during the Annuity Period. We will calculate the dollar amount of the first Fixed Annuity Payment (as described under “Variable Annuity”), except that the amount We apply to begin the Annuity will be Your Contract Value as of the date Annuity Payments begin. Payout rates will not be lower than those shown in the Contract. If it would produce a larger payment, the first Fixed Annuity Payment will be determined using the Life Annuity Tables in effect for the same class of Contract Owners on the Maturity Date.

Liquidity Benefit (Benefit not available under 457 Plans)
If You participate through a retirement Plan or other group arrangement, the Contract may provide that all or some of Your rights or choices as described in this prospectus are subject to the Plan’s terms. For example, limitations on Your rights may apply to the availability of the Liquidity Benefit. You should consult the Contract and Plan document to see how You may be affected.
This benefit is not available if You have purchased the Variable Annuitization Floor Benefit.
If You select any Annuity option that guarantees You payments for a minimum period of time (“period certain”), You may take a lump sum payment (equal to a portion or all of the value of the remaining payments) any time after the first Contract Year. There is a withdrawal charge of 5% of the amount withdrawn under this option. There is also a Market Value Adjustment applied to the withdrawal, which can be positive or negative. A negative Market Value Adjustment will decrease the amount payable upon the exercise of the Liquidity Benefit, in addition to the withdrawal charge and any applicable taxes. Losses due to a negative Market Value Adjustment may be significant. See Charges, Deductions, and Adjustments – Market Value Adjustment” for more information.
For Fixed Annuity payments, We calculate the present value of the remaining period certain payments using a current interest rate. The current interest rate used depends on the amount of time left in the Annuity option You elected. The current rate will be the same rate We would give someone electing an Annuity option for that same amount of time. If the period of time remaining is less than the minimum length of time which We offer a new Fixed Period (Term Certain) annuitization, then the interest rate will be the rate of return for that minimum length of time. If You request a percentage of the amount available during the period certain, We will reduce the amount of each payment during the rest of the period certain by that percentage. After the period certain expires, Your payments will increase to the level they would have been had no liquidation taken place.
The Market Value Adjustment formula for calculating the present value described above for Fixed Annuity payments is as follows:
n
Present Value = Σ [Pk / (1 +i) t/365]
k = 1
Where
Pk = the kth payment in the Contract Owner’s certain period from the time of request for this benefit
I = the interest rate described above
n = the number of payments remaining in the Contract Owner’s certain period at the time of request for this benefit
t = number of days remaining until the kth payment is made, adjusting for leap years.
ILLUSTRATION:
Amount Annuitized	$12,589.80
Annuity Option	Life with 10 year certain period
Annuity Payments	$1,000 Annually — first payment immediately
For the purposes of illustration, assume after two years (immediately preceding the third payment), You choose to receive full liquidity, and the current rate of return that We are then crediting for 8 year Fixed Period (Term Certain) annuitizations is 4.00%. The total amount available for liquidity is calculated as follows:
1000 + (1000 / 1.04)1 + (1000 / 1.04)2 + (1000 / 1.04)3 + (1000 / 1.04)4 + (1000 / 1.04)5 + (1000 /1.04)6
+ (1000 /1.04)7 = $7002.06
The withdrawal penalty is calculated as 5% of $7,002.06, or $350.10.
The net result to You after subtraction of the withdrawal penalty of $350.10 would be $6,651.96.
You would receive no more payments for 8 years. After 8 years, if You are still living, You will receive $1,000 annually until Your death.

Payment Options

Election of Options
While the Annuitant is alive, You can change Your Annuity option selection any time up to the Maturity Date. Once Annuity Payments have begun, no further elections are allowed.
During the Annuitant’s lifetime, if You do not elect otherwise before the Maturity Date, We will pay You (or another designated payee) the first of a series of monthly Annuity Payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120, 180 or 240 monthly payments assured). For certain Qualified Contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity — Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.
The minimum amount that can be placed under an Annuity option will be $2,000 unless We agree to a lesser amount. If any monthly periodic payment due is less than $100, We reserve the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.
On the Maturity Date, We will pay the amount due under the Contract in accordance with the Payment Option that You select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.
Variable Annuitization Floor Benefit (Benefit not available under 457 Plans). This benefit may not be available, or may only be available under certain Annuity options, if We determine market conditions so dictate. If available, We will guarantee that, regardless of the performance of the Funding Options selected by You, Your Variable Annuity Payments will never be less than a certain percentage of Your first Annuity Payment. This percentage will vary depending on market conditions, but will never be less than 50%. You may not elect this benefit if You are over age 80. Additionally, You must select from certain funds available under this guarantee during the Annuity Period. Currently, these funds are the MFS® Value Portfolio, BlackRock Bond Income Portfolio and the Western Asset Management U.S. Government Portfolio. We may, at Our discretion, increase or decrease the number of funds available under this benefit. This benefit is not currently available under Annuity Option 5. The benefit is not available with the 5% ANIF under any option. If You select this benefit, You may not elect to liquidate any portion of Your Contract during the Annuity Period. The Liquidity Benefit is not available if You have selected this benefit.
There is a charge for this guarantee, which will begin upon election of this benefit. This charge will vary based upon market conditions, and will be established at the time the benefit is elected. Once established, the charge will remain level throughout the remainder of the annuitization, and will never increase Your annual Separate Account charge by more than 3% per year.
We reserve the right to restrict the amount of Contract Value to be annuitized under this benefit.
Annuity Options
Subject to the conditions described in “Election of Options” above, We may pay all or any part of the Cash Surrender Value under one or more of the following Annuity options. Payments under the Annuity options are generally made on a monthly basis. We may offer additional options. Where required by state law or under a qualified retirement Plan, the Annuitant’s sex will not be taken into account in calculating Annuity Payments. Annuity rates will not be less than the rates guaranteed by the Contract at the time of purchase for the assumed investment return and Annuity option elected. Due to underwriting, administrative or Code considerations, the choice of Your joint Annuitant, the choice of percentage reduction in payments after Your death, and/or the duration of any guarantee period may be limited. Tax rules with respect to decedent Contracts may prohibit election of joint and survivor Annuity options and/or may also prohibit payments for as long as the owner’s life in certain circumstances.
The amount of any Annuity payments will depend on the amount applied to purchase the Annuity and the applicable Annuity rates. Additionally, Annuity options that guarantee payments for two lifetimes (joint and last survivor) will result in smaller payments than Annuity options with payments for only one lifetime. Annuity options that guarantee that payments will be made for a certain number of years regardless of whether the Annuitant or joint Annuitant is alive (such as Option 2, as defined below) result in payments that are smaller than with Annuity options without such a guarantee (such as Option 1, Option 3, or Option 4, as defined below). In addition, to the extent the Annuity option has a guarantee period, choosing a shorter guarantee period will result in each payment being larger. Generally, if more than one frequency is permitted under Your Contract, choosing less frequent payments will result in each Annuity payment being larger.
If Your Contract is a Qualified Contract, You must take distributions during Your life in accordance with the minimum required distribution rules set forth in applicable tax law. (See “Federal Tax Considerations.”) Under certain circumstances, You may satisfy those requirements by electing an Annuity option. Upon Your death, if Annuity Payments have already begun under a Qualified Contract, any remaining payments under the Contract also must be made in accordance with applicable tax law. In some cases, those tax laws may require that any remaining payments be made over a shorter period than originally elected or otherwise adjusted to comply with the tax law. If Your Contract is a Non-Qualified Contract, the tax rules that apply upon Your death are similar, but differ in some material respects, from the tax rules for Qualified Contracts. For example, if You die after Annuity Payments have already begun under a Non-Qualified Contract, any remaining payments can continue to be paid, provided that they are paid at least as rapidly as under the method of distribution in effect at the time of Your death.
Option 1 — Life Annuity — No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant, terminating with the last payment preceding death. While this option offers the maximum periodic payments, there is no assurance of a minimum number of payments nor a provision for a death benefit for Beneficiaries.
Option 2 — Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, payments will be continued during the remainder of the period to the Beneficiary designated. For Qualified Contracts, due to Code considerations, We may limit the choice to Life Annuity with 120 Monthly Payments Assured. Upon Your death, if Annuity Payments have already begun under a Qualified Contract providing for 180 or 240 Monthly Payments assured, applicable tax law may require that any remaining payments be made over a shorter period than originally elected or otherwise adjusted to comply with the requirements of the Code.
Option 3 — Joint and Last Survivor Life Annuity — No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant and a second person. When either person dies, We will continue making payments to the survivor. No further payments will be made following the death of the survivor. There is no assurance of a minimum number of payments, nor is there a provision for a death benefit upon the survivor’s death. For Qualified Contracts, due to Code considerations, We may limit this option to those where the second person is the Annuitant’s spouse or an individual not more than 10 years younger than the Annuitant. Upon Your Death, We may require that any remaining payments be made over a shorter period than originally elected or otherwise adjusted to comply with the requirements of the Code.
Option 4 — Joint and Last Survivor Life Annuity — Annuity Reduced on Death of Primary Payee. The Company will make Annuity Payments during the lifetimes of the Annuitant and a second person. One of the two persons will be designated as the primary payee. The other will be designated as secondary payee. On the death of the secondary payee, if survived by the primary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, if survived by the secondary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died. For Qualified Contracts, due to Code considerations, We may limit this option to those where the second person is the Annuitant’s spouse or an individual not more than 10 years younger than the Annuitant. Upon Your Death, We may require that any remaining payments be made over a shorter period than originally elected or otherwise adjusted to comply with the requirements of the Code.
Option 5 — Payments for a Fixed Period (Term Certain). We will make periodic payments for the period selected. Please note that Option 5 may not satisfy the minimum required distribution rules for Qualified Contracts. For Qualified Contracts, due to Code considerations for any period after Your death, We may limit the choice of a Term Certain to not exceed 10 years. In addition, upon Your Death, We may require that any remaining payments be made over a shorter period than originally elected or otherwise adjusted to comply with the requirements of the Code. Consult a tax adviser before electing this option.
Option 6 — Other Annuity Options. We will make any other arrangements for Annuity Payments as may be mutually agreed upon.

Miscellaneous Contract Provisions

Right to Return
You may return the Contract for a full refund of the Contract Value plus any Contract charges and Premium Taxes You paid (but not any fees and charges the Underlying Fund assessed) within ten days after You receive it (the “right to return period”). The number of days for the right to return varies by state. Depending on state law, We may refund all of Your Purchase Payments or Your Contract Value. You bear the investment risk of investing in the Funding Options during the right to return period; therefore, if Your state only requires return of Contract Value, the Contract Value returned may be greater or less than Your Purchase Payment.
If You purchase the Contract as an IRA, and return it within the first seven days after delivery, or longer if Your state permits, We will refund Your Purchase Payment in full; during the remainder of the right to return period, We will refund the Contract Value (including charges).
We will determine the Contract Value following the close of the business day on which We receive Your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, We will comply. See Appendix F for state variations.
Termination
We reserve the right to terminate the Contract on any Business Day if the Contract Value as of that date is less than $2,000 and You have not made Purchase Payments for at least two years, unless otherwise specified by state law. Accordingly, no Contract will be terminated due solely to negative investment performance. Termination will not occur until 31 days after We have mailed notice of termination to Your last known address and to any assignee of record. If the Contract is terminated, We will pay You the Cash Surrender Value less any applicable Premium Tax. In certain states, We may be required to pay You the Contract Value, which will include a Market Value Adjustment for surrenders from the Fixed Account due to the discontinuation of the Contract.
We will not terminate any Contract that includes a guaranteed death benefit if at the time the termination would otherwise occur the guaranteed amount under any death benefit is greater than the Contract Value. For all other Contracts, We reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals. We will not exercise this provision under Contracts issued in New York. However, if You are the participant and the Plan determines to terminate the Contract at a time when You have a guaranteed amount under any death benefit that is greater than the Contract Value, You forfeit any guaranteed amount You have accrued under the death benefit upon termination of the Contract.
Required Reports
As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, We will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each Funding Option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.
Suspension of Payments
The Company reserves the right to suspend or postpone the date of any payment or determination of values on any Business Day (1) when the NYSE is closed; (2) when trading on the NYSE is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value of the Separate Account’s net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. At any time, payments from the Fixed Account may be delayed up to 6 months.
Misstatement
We may require proof of age of the Contract Owner, Beneficiary or Annuitant before making any payments under this Contract that are measured by the Contract Owner’s, Beneficiary’s or Annuitant’s life. If the age of the measuring life has been misstated, the amount payable will be the amount that would have been provided at the correct age.

Once Annuity Payments have begun, any overpayments or underpayments will be deducted from or added to the payment or payments made after the adjustment. In certain states, We are required to pay interest on any underpayments.
Funding Options
The Company reserves the right, subject to compliance with the law, to substitute investment alternatives under the Contract and/or offer additional Funding Options.
Certain Variable Annuity separate accounts and variable life insurance separate accounts may invest in the Underlying Funds simultaneously (called “mixed” and “shared” funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Underlying Funds do not currently foresee any such disadvantages either to Variable Annuity Contract Owners or variable life policy owners, each Underlying Fund’s Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and Variable Annuity separate accounts, the Variable Annuity Contract Owners would not bear any of the related expenses, but Variable Annuity Contract Owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.
The Insurance Company

The Separate Account
The Company issues the Contract under Brighthouse Separate Account Eleven for Variable Annuities (the "Separate Account"). The Separate Account was established on November 14, 2002 under Delaware Law and is registered with the SEC as a unit investment trust under the 1940 Act.  Prior to March 6, 2017, the Separate Account was known as MetLife of CT Separate Account Eleven for Variable Annuities. Prior to December 8, 2008, the Company issued the Contract under MetLife of CT Separate Account Five for Variable Annuities (“Separate Account Five”) and Separate Account Six for Variable Annuities (“Separate Account Six”). On December 8, 2008 Separate Account Five and Separate Account Six, along with certain other separate accounts were combined with and into the Separate Account.
We hold the assets of the Separate Account for the exclusive benefit of those who hold interests in the Separate Account, according to the laws of Delaware. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that We may conduct.
All investment income and other distributions of the Funding Options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective Funding Option at net asset value. Shares of the Funding Options are currently sold only to life insurance company separate accounts to fund Variable Annuity and variable life insurance Contracts or to qualified pension or retirement Plans as permitted under the Code, and the regulations thereunder.
We reserve the right to transfer the assets of the Separate Account to another separate account, and to modify the structure or operation of the Separate Account, subject to necessary regulatory approvals. If We do so, We will notify You of any such changes and We guarantee that the modification will not affect Your Contract Value.
The General Account
Obligations under the Contract are obligations of the Company. Purchase Payments made under the Contract and directed to the Fixed Account become a part of the Company’s General Account. Any obligations that exceed the assets in the Separate Account are payable by the Company’s General Account, as well as the amount of the guaranteed death benefit and Annuity Payments that exceeds the Contract Value. Benefit amounts paid from the General Account are subject to the financial strength and claims paying ability of the Company and Our long term ability to make such payments and are not guaranteed by Our parent company, Brighthouse Financial, Inc., or by any other party. We issue other Annuity contracts and life insurance policies where We pay all money We owe under those contracts and policies from Our General Account. The Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. We are regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in Our General Account. However, there is no guarantee that We will be able to meet Our claims paying obligations; there are risks to purchasing any insurance product.
The Company’s financial statements include a further discussion of risks inherent within the Company’s General Account investments, and the Company's reports filed with the SEC contain further information about the Company's financial condition as well as the financial and operational risks to which the Company is subject. (See “Other Information – Financial Statements.”)
Investments by the Company

We must invest Our assets according to applicable state law regarding the nature, quality and diversification of investments that may be made by life insurance companies. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. All General Account assets of the Company would be available to meet the Company’s guarantee under the Fixed Account. The proceeds from the Fixed Account will become part of the Company’s general assets and are available to fund the claims of all classes of customers of the Company.
In establishing Declared Interest Rates, the Company will consider the yields available on the instruments in which it intends to invest the amounts directed to the Fixed Account. The current investment strategy for the Contracts is to invest in investment-grade fixed income securities, including public bonds, privately placed bonds, and mortgages, some of which may be zero coupon securities. While this generally describes Our investment strategy, We are not obligated to follow any particular strategy except as may be required by federal and state laws.
Federal Tax Considerations

Introduction
The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Code and the provisions of the Code that govern the Contract are complex and subject to change. The applicability of Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect You and your Contract. Nor does this discussion address other Federal tax consequences (such as estate and gift taxes, sales to foreign individuals or entities), or state or local tax consequences, which may affect your investment in the Contract. As a result, You should always consult a tax adviser for complete information and advice applicable to your individual situation.
We are not responsible for determining if your employer’s plan or arrangement satisfies the requirements of the Code and/or ERISA.
We do not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.
To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.
For Federal tax purposes, the term “spouse” refers to the person to whom you are lawfully married, regardless of sex. The term “spouse” generally will not include individuals who are in a registered domestic partnership or civil union not denominated as marriage under state or other applicable law.

Non-Qualified Annuity Contracts
Introduction
This discussion assumes the Contract is a “non-qualified” annuity Contract for Federal income tax purposes, that is, a Contract not held in a tax qualified plan. Tax qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities (“TSA”), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” or 457(b) plans. Contracts owned through such plans are referred to below as “qualified” contracts.
Accumulation
Generally, an owner of a non-qualified annuity Contract is not taxed on increases in the value of the Contract until there is a distribution from the Contract, i.e., surrender, partial withdrawal, income payment, or commutation. This deferral of taxation on accumulated value in the Contract is limited to Contracts owned by or held for the benefit of “natural persons.” A Contract will be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as an agent for the exclusive benefit of a natural person.
In contrast, a Contract owned by other than a “natural person,” such as a corporation, partnership, trust or other entity (other than a trust holding the Contract as an agent for a natural person), will be taxed currently on the increase in accumulated value in the Contract in the year earned.
Surrenders or Withdrawals – Early Distribution
If You take a withdrawal from your Contract, or surrender your Contract prior to the date You commence taking annuity or “income” payments (the “Annuity Starting Date”), the amount You receive will generally be treated first as coming from earnings, if any, (and thus subject to income tax) and then from your purchase payments (which are not subject to income tax). If the accumulated value is less than your purchase payments upon surrender of your Contract, Your ability to claim any unrecovered purchase payments on your Federal income tax return as a miscellaneous itemized deduction may not be allowed so consult your tax adviser.
The portion of any withdrawal from an annuity Contract that is subject to income tax will also be subject to a 10% Federal income tax penalty for “early” distribution if such withdrawal is taken prior to You reaching age 59½, unless an exception applies. Exceptions include distributions made:
(a)
on account of your death or disability,
(b)
as part of a series of substantially equal periodic payments made at least annually payable for your life (or life expectancy) or joint lives (or joint life expectancies) of You and your designated beneficiary, or
(c)
under certain immediate income annuities.
If You receive systematic payments that You intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to your payment before age 59½ or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include but are not limited to additional purchase payments to the Contract (including tax-free transfers or rollovers) and additional withdrawals from the Contract.
Treatment of Separate Account Charges
It is possible that at some future date the IRS may consider that Contract charges attributable to certain guaranteed death benefits and certain living benefits are to be treated as distributions from the Contract to pay for such non-annuity benefits.  Currently, these charges are considered to be an intrinsic part of the Contract and we do not report these as taxable income.  However, if this treatment changes in the future, the charge could also be subject to a 10% Federal income tax penalty as an early distribution, as described above.
Aggregation
If You purchase two or more deferred annuity Contracts after October 21, 1988, from the Company (or its predecessors or affiliates) during the same calendar year, the law requires that all such Contracts must be treated as a single Contract for purposes of determining whether any payments not received as an annuity (e.g., withdrawals) will be includible in income. Aggregation could affect the amount of a withdrawal that is taxable and subject to the 10% Federal income tax penalty described above. Since the IRS may require aggregation in other circumstances as well, You should consult a tax adviser if You are purchasing more than one annuity Contract from the same insurance company in a single calendar year. Aggregation does not affect distributions paid in the form of an annuity (See “Taxation of Payments in Annuity Form” below).
Exchanges/Transfers
The annuity Contract may be exchanged in whole or in part for another annuity contract or a long-term care insurance policy. An exchange in whole of an annuity contract for another annuity contract or for a qualified long-term care insurance policy will generally be a tax-free transaction under section 1035 of the Code. The partial exchange of an annuity contract may be a tax-free transaction provided that, among other prescribed IRS conditions, no amounts are distributed from either contract involved in the exchange for 180 days following the date of the exchange – other than annuity payments made for life, joint lives, or for a term of 10 years or more. If a distribution is made from either contract within the 180-day period after the exchange or the exchange otherwise fails to satisfy other IRS prescriptions, the IRS reserves the right to characterize the exchange in a manner consistent with its substance, based on general tax principles and all the facts and circumstances. For instance, such distribution from either contract may be taxable to the extent of the combined gain attributable to both contracts, or only to the extent of your gain in the contract from which the distribution is paid. Some of the ramifications of a partial exchange remain unclear. You should consult your tax adviser concerning potential tax consequences prior to any partial exchange or split of annuity contracts.
A transfer of ownership of the Contract, or the designation of an annuitant or other beneficiary who is not also the Contract owner, may result in income or gift tax consequences to the Contract owner. You should consult your tax adviser if You are considering such a transfer or assignment.
Death Benefits
For non-qualified Contracts, the death benefit is taxable to the recipient in the same manner as if paid to the Contract owner (under the rules for withdrawals or income payments, whichever is applicable).
After your death, any death benefit determined under the Contract must be distributed according to certain rules. The method of distribution that is required depends on whether You die before or after the Annuity Starting Date.
If You die on or after the Annuity Starting Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.
If You die before the Annuity Starting Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated beneficiary (provided such payments begin within one year of your death) and the beneficiary must be a natural person.
Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the owner to the extent permitted by tax law.
For Contracts owned by a non-natural person, the required distribution rules apply upon the death of the annuitant. If there is more than one annuitant of a Contract held by a non-natural person, then such required distributions will be triggered by the death of the first co-annuitant.
Investor Control
In certain circumstances, owners of non-qualified Variable Annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets.  There is little guidance in this area, and some features of the Contract, such as the number of Portfolios available and the flexibility of the Contract owner to allocate purchase payments and transfer amounts among the Portfolios have not been addressed in public rulings. While we believe that the Contract does not give the Contract owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract owner from being treated as the owner of the Separate Account assets supporting the Contract.

Taxation of Payments in Annuity Form
Payments received from the Contract in the form of an annuity are taxable as ordinary income to the extent they exceed the portion of the payment determined by applying the exclusion ratio to the entire payment. The exclusion ratio is determined at the time the Contract is annuitized (i.e., the accumulated value is converted to an annuity form of distribution). Generally, the applicable exclusion ratio is your investment in the Contract divided by the total payments expected to be received based on IRS factors, such as the form of annuity and mortality. The excludable portion of each annuity payment is the return of investment in the Contract and it is excludable from your taxable income until your investment in the Contract is fully recovered. We will make this calculation for You. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified Contract is an amount greater – or less — than the taxable amount determined by Us and reported by Us to You and the IRS.
Once You have recovered the investment in the Contract, further annuity payments are fully taxable.
If You die before your investment in the Contract is fully recovered, the balance of your investment may be deducted on your last tax return, or if annuity payments continue after your death, the balance may be recovered by your beneficiary.
The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between a fixed annuity option and variable investment options, as well as transfers between investment options after the Annuity Starting Date.
Once annuity payments have commenced, You may not be able to transfer to another non-qualified annuity contract or a long-term care contract as part of a tax-free exchange.
If the Contract allows, You may elect to convert less than the full value of your Contract to an annuity form of pay-out (i.e., “partial annuitization.”) In this case, your investment in the Contract will be pro-rated between the annuitized portion of the Contract and the deferred portion. An exclusion ratio will apply to the annuity payments as described above, provided the annuity form You elect is payable for at least 10 years or for the life of one or more individuals.
3.8% Tax on Net Investment Income
Federal tax law imposes a 3.8% Net Investment Income tax on the lesser of:
(1)
the taxpayer’s “net investment income,” (from non-qualified annuities, interest, dividends, and other investments, offset by specified allowable deductions), or
(2)
the taxpayer’s modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly and qualifying surviving spouses, $125,000 for married couples filing separately, and $200,000 for single filers).
“Net investment income” in Item 1 above does not include distributions from tax qualified plans, (i.e., arrangements described in Code Sections 401(a), 403(a), 403(b), 408, 408A or 457(b)), but such income will increase modified adjusted gross income in Item 2 above.
You should consult your tax adviser regarding the applicability of this tax to income under your annuity Contract.
Puerto Rico Tax Considerations
The Puerto Rico Internal Revenue Code of 2011 (the “2011 PR Code”) taxes distributions from non-qualified annuity contracts differently than in the U.S.
Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 PR Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis.
The amount of income on annuity distributions in annuity form (payable over your lifetime) is also calculated differently under the 2011 PR Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the IRS issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 PR Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences.
You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize if You are a resident of Puerto Rico.
Qualified Annuity Contracts
Introduction
The Contract may be purchased through certain types of retirement plans that receive favorable treatment under the Code (“tax qualified plans” or “qualified plans”). Tax-qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities (“TSA”), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” or 457(b) plans. Extensive special tax rules apply to qualified plans and to the annuity Contracts used in connection with these plans. Therefore, the following discussion provides only general information about the use of the Contract with the various types of qualified plans. Adverse tax consequences may result if You do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.
The rights to any benefit under the plan will be subject to the terms and conditions of the plan itself as well as the terms and conditions of the Contract.
We exercise no control over whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular individual is entitled to participate or benefit under a plan.
All qualified plans and arrangements receive tax deferral under the Code. Since there are no additional tax benefits in funding such retirement arrangements with an annuity, there should be reasons other than tax deferral for acquiring the annuity within the plan. Such non-tax benefits may include additional insurance benefits, such as the availability of a guaranteed income for life.
A Contract may also be available in connection with an employer’s non-qualified deferred compensation plan or qualified governmental excess benefit arrangement to provide benefits to certain employees in the plan. The tax rules regarding these plans are complex. Please consult Your tax adviser about Your particular situation.
Accumulation
The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Both the amount of the contribution that may be made and the tax deduction or exclusion that You may claim for that contribution under qualified plans are limited under the Code. See the SAI for a description of qualified plan types and annual current contribution limitations which are subject to change from year-to-year.
Purchase Payments
Purchase payments or contributions to IRAs or tax qualified retirement plans of an employer may be taken from current income on a before tax basis or after tax basis. Purchase payments made on a “before tax” basis entitle You to a tax deduction or are not subject to current income tax. Purchase payments made on an “after tax” basis do not reduce Your taxable income or give You a tax deduction. Contributions may also consist of transfers or rollovers as described below and are not subject to the annual limitations on contributions.
An IRA Contract will accept as a single purchase payment a transfer or rollover from another IRA (including a SEP or SIMPLE IRA) or rollover from an eligible retirement plan of an employer (i.e., 401(a), 401(k), 403(a), 403(b) or governmental 457(b) plan.) A rollover or transfer from a SIMPLE IRA is allowed provided that the taxpayer has participated in such arrangement for at least two years. As part of the single purchase payment, the IRA Contract will also accept an IRA contribution subject to the Code limits for the year of purchase.
For income annuities established in accordance with a distribution option under a retirement plan of an employer (e.g., 401(a), 401(k), 403(a), 403(b) or 457(b) plan), the Contract will only accept as its single purchase payment a transfer from such employer retirement plan.

Taxation of Annuity Distributions
If contributions are made on a “before tax” basis, You generally pay income taxes on the full amount of money You receive under the Contract. Withdrawals attributable to any after-tax contributions are basis in the Contract and not subject to income tax (except for the portion of the withdrawal allocable to earnings, if any).
Under current federal income tax rules, the taxable portion of distributions under annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.
If You meet certain requirements, Your Roth IRA, Roth 403(b) and Roth 401(k) earnings can be received free of Federal income taxes.
With respect to IRA Contracts, we will withhold a portion of the taxable amount of Your withdrawal for income taxes, unless You elect otherwise. The amount we will withhold is determined by the Code.
Withdrawals Prior to Age 59½
A taxable withdrawal from a qualified Contract which is subject to income tax may also be subject to a 10% Federal income tax penalty for “early” distribution if taken prior to age 59½, unless an exception described below applies.
Exceptions to the early distribution penalty for qualified plans include withdrawals or distributions made:
(a)
on account of Your death or disability,
(b)
as part of a series of substantially equal periodic payments payable for Your life (or life expectancy) or joint lives (or joint life expectancies) of You and Your designated beneficiary and (in the case of certain employer-sponsored qualified plans) You are separated from employment,
(c)
on separation from service after age 55. This rule does not apply to IRAs (including SEPs and SIMPLE IRAs),
(d)
pursuant to a qualified domestic relations order (“QDRO”). This rule does not apply to IRAs (including SEPs and SIMPLE IRAs),
(e)
to pay IRS levies (and made after December 31, 1999),
(f)
to pay deductible medical expenses, or
(g)
in the case of IRAs only, to pay for medical insurance (if You are unemployed), qualified higher education expenses, or for a qualified first time home purchase up to $10,000.
Other exceptions may be applicable under certain circumstances and special rules apply or may become applicable in connection with the exceptions enumerated above. Other exceptions include certain provisions under the SECURE 2.0 Act of 2022 which may provide the ability to recontribute an “early” distribution to an IRA or employer sponsored qualified plan (subject to the provisions of the Code, the qualified plan/IRA, the Contract and our administrative rules). You should consult your tax adviser to confirm whether an exception applies.
If You receive systematic payments or any other payments that You intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to Your payment before age 59½ or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% federal income tax penalty with interest. Such modifications may include but are not limited to additional purchase payments to the Contract (including tax-free transfers or rollovers) and additional withdrawals from the Contract.
The 10% Federal income tax penalty on early distribution does not apply to governmental 457(b) plan contracts. However, it does apply to distributions from 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.
Rollovers and Transfers
Your Contract is non-forfeitable (i.e., not subject to the claims of Your creditors) and non-transferable (i.e., You may not transfer it to someone else).
Nevertheless, Contracts held in certain employer plans subject to ERISA may be transferred in part pursuant to a QDRO.

Under certain circumstances, You may be able to transfer amounts distributed from Your Contract to another eligible retirement plan or IRA.
Federal income tax law allows You to make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs You own. Generally, this limit does not apply to trustee-to-trustee transfers between IRAs. Because the rollover rules are complex, please consult with Your tax adviser before making an IRA rollover.
Generally, a distribution may be eligible for rollover but certain types of distributions cannot be rolled over, such as distributions received on account of:
(a)
minimum distribution requirements,
(b)
financial hardship, or
(c)
for a period of ten or more years or for life.
20% Withholding on Eligible Rollover Distributions
For certain qualified employer plans, we are required to withhold 20% of the taxable portion of Your withdrawal that constitutes an “eligible rollover distribution” for federal income taxes. The amount we withhold is determined by the Code. You may avoid withholding if You directly transfer a withdrawal from this Contract to another IRA or other qualified plan. Similarly, You may be able to avoid withholding on a transfer into this Contract from an existing qualified plan You may have with another provider by arranging to have the transfer made directly to us. For taxable withdrawals that are not “eligible rollover distributions,” the Code imposes different withholding rules to determine the withholding percentage.
Death Benefits
The death benefit in a qualified Contract is taxable to the recipient in the same manner as if paid to the Contract owner or plan participant (under the rules for withdrawals or income payments, whichever is applicable).
Required Minimum Distribution (“RMD”) amounts are required to be distributed from a qualified annuity Contract (including a Roth IRA) following Your death.
Congress recently changed the RMD rules for individuals who die after 2019. The after-death RMD rules are complex, and you should consult your tax adviser about how they may apply to Your situation.
Effective January 1, 2020, when an IRA owner or participant in a defined contribution plan dies, any remaining interest generally must be distributed within 10 years (or in some cases five years) after his or her death, unless an exception applies. An exception permits an “eligible designated beneficiary” to take distributions over life or a period not exceeding life expectancy, subject to special rules and limitations. An “eligible designated beneficiary” includes: the IRA owner/participant’s spouse or minor child (until the child reaches age of majority), certain disabled or chronically ill individuals, and an individual who is not more than 10 years younger than the IRA owner/participant. We may limit any payment option over life, or a period not exceeding life expectancy.
Generally, distributions under this exception must start by the end of the year following Your death. However, if Your surviving spouse is the sole designated beneficiary, distributions may generally be delayed until December 31 of the year You would have attained the Applicable Age (as defined in the chart below), if Your Contract permits.
If You die after Annuity Payments have already begun under a Qualified Contract, any remaining payments under the Contract also must be made in accordance with the RMD rules. In some cases, those rules may require that the remaining payments be made over a shorter period than originally elected or otherwise adjusted to comply with the tax law.
If Your surviving spouse is the sole designated beneficiary of Your Traditional or Roth IRA, then Your surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
Your designated beneficiary is the person to whom benefit rights under the Contract pass by reason of death. The beneficiary generally must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Different tax rules may apply if Your Beneficiary is not a natural person, such as Your estate.

Your spouse may be able to roll over the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan, he or she may elect to rollover the death proceeds into his or her own IRA, or he or she may elect to transfer the death proceeds into an inherited IRA.
If Your beneficiary is not Your spouse and Your plan and Contract permit, Your beneficiary may be able to rollover the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse beneficiary may not treat the inherited IRA as his or her own IRA.
Additionally, for Contracts issued in connection with qualified plans subject to ERISA, the spouse or ex-spouse of the participant may have rights in the Contract. In such a case, the participant may need the consent of the spouse or ex-spouse to change annuity options or make a withdrawal from the Contract.
Applicable Age for Required Minimum Distributions (RMD)
As used in the prospectus, “Applicable Age” means the following:
If you…	Your “Applicable Age” is…
Were born on or before June 30, 1949	70½
Were born on or after July 1, 1949 (and attain age 72 prior to January 1, 2023)	72
Attain age 72 on or after January 1, 2023 (and attain age 73 on or before December 31, 2032)	73
Attain age 73 on or after January 1, 2033	75
Required Minimum Distributions
Generally, You must begin receiving RMD amounts from Your qualified Contract by the Required Beginning Date. Generally, for retirement plans, the “Required Beginning Date” is April 1 following the later of:
(a)
the calendar year in which You reach the Applicable Age, or
(b)
the calendar year You retire, provided You do not own more than 5% of the outstanding stock, capital, or profits of Your employer.
For IRAs (including SEPs and SIMPLEs), the Required Beginning Date by which You must begin receiving withdrawals is the year in which You attain the Applicable Age, even if You have not retired, taking Your first distribution no later than April 1 of the year after You reach the Applicable Age.
For all subsequent years, including the first year in which You took Your RMD by April 1, You must take the required minimum distribution for the year by December 31st. This will require You to take two distributions in the same calendar year if You wait to take Your first distribution until April 1 of the year after attaining the Applicable Age.
A tax penalty (an excise tax) of up to 25% applies to the shortfall of any required minimum distributions You fail to receive.
You may not satisfy minimum distributions for one employer’s qualified plan (e.g., 401(a), 403(a), 457(b)) with distributions from another qualified plan of the same or a different employer. However, an aggregation rule does apply in the case of IRAs (including SEP and SIMPLE IRAs) or 403(b) plans. The minimum required distribution is calculated with respect to each IRA, but the aggregate distribution may be taken from any one or more of Your IRAs/SEPs. Similarly, the amount of required minimum distribution is calculated separately with respect to each 403(b) arrangement, but the aggregate amount of the required distribution may be taken from any one or more of the your 403(b) plan contracts.
The regulations also require that the value of benefits under a deferred annuity including certain death benefits in excess of Contract value must be added to the amount credited to Your account in computing the amount required to be distributed over the applicable period. We will provide You with additional information regarding the amount that is subject to minimum distribution under this rule. You should consult Your own tax adviser as to how these rules affect Your own distribution under this rule.
If You intend to receive Your minimum distributions in the form of Annuity Payments that are payable over the joint lives of You and a beneficiary or over a guaranteed duration of more than 10 years, be advised that federal tax law may require that, after Your death, any remaining payments be made over a shorter period or be reduced after Your death to satisfy the RMD rules and avoid the up to 25% excise tax. Other complex rules also apply to RMDs taken in the form of annuity payments. You should consult Your own tax adviser as to how these rules affect Your own Contract.
Required minimum distribution rules that apply to other types of IRAs while You are alive do not apply to Roth IRAs. However, in general, the IRA post-death rules with respect to minimum distributions do apply to beneficiaries of Roth IRAs. Effective in 2024, similar rules apply to Roth account balances maintained in employer-sponsored qualified plans. As a result, required minimum distribution rules that generally apply under an employer-sponsored qualified plan once You attain Your Applicable Age, will not apply to any Roth account balance while You are alive. However, in general, post-death rules with respect to minimum distributions do apply to beneficiaries upon Your death.
Inherited IRA
Subject to the provisions of the Code, the Contract and our administrative rules, we may make available an inherited IRA to (1) an individual non-spouse beneficiary, or (2) a surviving spouse beneficiary. Such beneficiaries are required to take required minimum distribution (RMD) in accordance with federal tax law. For example, if the inherited IRA is established as a ten-year inherited IRA, federal tax law generally requires a beneficiary to take annual RMD withdrawals from the inherited IRA if the deceased IRA owner/qualified plan participant died on or after their Required Beginning Date (RBD). All inherited IRA contracts established as a ten-year inherited IRA also must be completely distributed by the end of the calendar year containing the tenth anniversary of the original IRA owner’s/qualified plan participant’s date of death. Because federal tax law and its RMD rules are complex, beneficiaries should consult a qualified tax adviser.
Additional Information Regarding TSA (ERISA and non-ERISA) 403(b)
Special Rules Regarding Exchanges
In order to satisfy tax regulations, contract exchanges within a 403(b) plan after September 24, 2007, must, at a minimum, meet the following requirements: (1) the plan must allow the exchange; (2) the exchange must not result in a reduction in a participant’s or a beneficiary’s accumulated benefit: (3) the receiving contract includes distribution restrictions that are no less stringent than those imposed on the contract being exchanged; and (4) if the issuer receiving the exchanges is not part of the plan, the employer enters into an agreement with the issuer to provide information to enable the contract provider to comply with Code requirements.  Such information would include details concerning severance from employment, hardship withdrawals, loans and tax basis.  You should consult your tax or legal counsel for any advice relating to Contract exchanges or any other matter relating to these regulations.
Withdrawals
If You are under age 59½, You generally cannot withdraw money from your TSA Contract unless the withdrawal:
1.
Related to purchase payments made prior to 1989 and pre-1989 earnings on those purchase payments;
2.
Is exchanged to another permissible investment under your 403(b) plan;
3.
Relates to contributions to an annuity contract that are not salary reduction elective deferrals, if your plan allows it;
4.
Occurs after You die, leave your job or become disabled (as defined by the Code);
5.
Is for financial hardship (but only to the extent of elective deferrals), if your plan allows it;
6.
Relates to distributions attributable to certain TSA plan terminations, if the conditions of the Code are met;
7.
Relates to rollover or after-tax contributions; or
8.
Is for the purchase of permissive service credit under a governmental defined benefit plan.
In addition, a Section 403(b) Contract is permitted to distribute retirement benefits attributable to pre-tax contributions other than elective deferrals to the participant no earlier than upon the earlier of the participant’s severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age or disability.  Additional details and other special rules or exceptions may apply under the Code and your TSA.  You should consult with your tax adviser before making a withdrawal from your Contract.

Additional Information regarding IRAs
Purchase payments
Except for permissible rollovers and direct transfers, purchase payments for individuals are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code.  A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple’s compensation is at least equal to their aggregate contributions.  Individuals age 50 and older are permitted to make additional “catch-up” contributions if they have sufficient compensation.  If You or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited.  If You exceed purchase payment limits You may be subject to a tax penalty.
Roth IRA purchase payments for individuals are non-deductible (made on an “after tax” basis) and are limited to the lesser of 100% of compensation or the annual deductible IRA amount.  Individuals age 50 and older can make an additional “catch-up” purchase payment each year (assuming the individual has sufficient compensation).  You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits.  If You exceed purchase payment limits, You may be subject to a tax penalty.
Withdrawals
If and to the extent that Traditional IRA purchase payments are made on an “after tax” basis, withdrawals would be included in income except for the portion that represents a return of non-deductible purchase payments.  This portion is generally determined based upon the ratio of all non-deductible purchase payments to the total value of all your Traditional IRAs (including SEP IRAs and SIMPLE IRAs).  We withhold a portion of the amount of your withdrawal for income taxes, unless You elect otherwise.  The amount we withhold is determined by the Code.
Generally, withdrawal of earnings from Roth IRAs are free from Federal income tax if  (1) they are made at least five taxable years after the tax year for which you made your first purchase payment to a Roth IRA; and (2) they are made on or after the date You reach age 59½ or upon your death, disability or for a qualified first-home purchase (up to $10,000).  Withdrawals from a Roth IRA are made first from purchase payments and then from earnings.  We may be required to withhold a portion of your withdrawal for income taxes, unless You elect otherwise.  The amount will be determined by the Code.
Conversion
Traditional IRAs may be converted to Roth IRAs.  Except to the extent You have non-deductible contributions, the amount converted from an existing Traditional IRA into a Roth IRA is taxable.  Generally, the 10% Federal income tax penalty does not apply.  However, the taxable amount to be converted must be based on the fair market value of the entire annuity contract being converted into a Roth IRA.  Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits) in addition to the Account Balance; as well as adding back certain loads and charges incurred during the prior twelve month period.  Your Contract may include such benefits and applicable charges.  Accordingly, if You are considering such conversion of your annuity Contract, please consult your tax adviser.  The taxable amount may exceed the Account Balance at the date of conversion.
Prior to 2018, contributions made to a Traditional IRA that were converted to a Roth IRA could be recharacterized as made back to the Traditional IRA, if certain conditions were met.  Under a provision of the Tax Cuts and Jobs Act, recharacterization cannot be used to unwind a conversion from a Traditional IRA to a Roth IRA for taxable years beginning after December 31, 2017.
Distinction for Puerto Rico Code
An annuity Contract may be purchased by an employer for an employee under a qualified pension, profit sharing, stock bonus, annuity, or a “cash or deferred” arrangement plan established pursuant to Section 1081.01 of the Puerto Rico Internal Revenue Code of 2011 (the “2011 PR Code”). To be tax qualified under the 2011 PR Code, a plan must comply with the requirements of Section 1081.01(a) of the 2011 PR Code which includes certain participation requirements, among other requirements. A trust created to hold assets for a qualified plan is exempt from tax on its investment income.

Contributions
The employer is entitled to a current income tax deduction for contributions made to a qualified plan, subject to statutory limitations on the amount that may be contributed each year. The plan contributions by the employer are not required to be included in the current income of the employee.
Distributions
Any amount received or made available to the employee under the qualified plan is includible in the gross income of the employee in the taxable year in which received or made available. In such case, the amount paid or contributed by the employer shall not constitute consideration paid by the employee for the Contract for purposes of determining the amount of annuity payments required to be included in the employee’s gross income. Thus, amounts actually distributed or made available to any employee under the qualified plan will be included in their entirety in the employee’s gross income. The value of accrued benefits in a qualified retirement plan with respect to which the special 8% tax under Puerto Rico Act No. 77-2014 was prepaid will be considered as part of the participant’s tax basis in his retirement plan account. Thus, any distributions attributable to the benefits for which such taxes were prepaid will not be subject to income taxes when the same are subsequently received by the participant. However, the investment income and the appreciation in value, if any, accrued on the benefits with respect to which the special tax was prepaid, will be taxed as provided by the tax rules in effect at the time of distribution. Lump-sum proceeds from a Puerto Rico qualified retirement plan due to separation of employment or termination of a retirement plan will generally be treated as ordinary income but will be subject to a withholding tax rate of 20%. A special withholding tax rate of 10% may apply instead, if the plan satisfies the following requirements:
(1)
the plan’s trust is organized under the laws of Puerto Rico, or has a Puerto Rico resident trustee and uses such trustee as paying agent; and
(2)
10% of all plan’s trust assets (calculated based on the average balance of the investments of the trust) attributable to participants who are Puerto Rico residents must be invested in “property located in Puerto Rico” for a three-year period.
If these two requirements are not satisfied, the distribution will generally be subject to the 20% tax rate. The three-year period includes the year of the distribution and the two immediately preceding years. In the case of a defined contribution plan that maintains separate accounts for each participant, the described 10% investment requirement may be satisfied in the accounts of a participant that chooses to invest in such fashion rather than at the trust level. Property located in Puerto Rico includes shares of stock of a Puerto Rico registered investment company, fixed or variable annuities issued by a domestic insurance company or by a foreign insurance corporation that derives more than 80% of its gross income from sources within Puerto Rico and bank deposits. The 2011 PR Code does not impose a penalty tax in cases of early (premature) distributions from a qualified plan.
In the case of distributions from a qualified plan in the form of annuity or installments as a result of termination of employment, amounts received are taxable in an amount equal to 3% of the after-tax contributions not previously distributed, which would be considered the tax cost. The remaining portion is not taxable until you have recovered the total after-tax contributions made to the qualified plan. You may be able to exclude from gross income up to $11,000, if you are less than 60 years of age, or up to $15,000, if you are at least 60 years of age, of the taxable portion of the installment payments received every year. The above-described distributions that exceed the amount of $35,000 during a taxable year (amount which includes the annual exclusion of $15,000) for retirees that are 60 years old or older, and $31,000 (amount which includes the annual exclusion of $11,000) for other retirees plus the recovery of the consideration paid for the annuity following the 3% recognition of income rule described above, will generally constitute ordinary income subject to a 10% withholding tax.
Upon the occurrence of a “Declared Disaster,” like a hurricane, Retirement Plans are allowed to make Eligible Distributions to a participant resident of Puerto Rico who requests the same. The Eligible Distribution may not exceed $100,000, be made during a period of time to be identified by the Puerto Rico Treasury through administrative guidance and be used to cover damages or losses suffered, and extraordinary expenses incurred by the individual as a result of the Declared Disaster. The first $10,000 will be exempted from income taxation, including the alternate basic tax, and amounts exceeding $10,000 will be subject to a 10% income tax to be withheld at the source, in lieu of any other income tax, including the alternate basic tax.
In contrast, if qualified retirement income, as defined in 4 U.S.C. Section 114(a), is distributed by a dual qualified plan (i.e., a plan qualified under Code Section 401 and under Section 1081.01 of the 2011 PR Code that is funded through a U.S. trust) to a non-Puerto Rico resident, such distribution is not subject to Puerto Rico income tax. The individual must not be a Puerto Rico resident at the time of the distribution and certain requirements must be satisfied by him/her for the distribution to receive this tax treatment.
You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution if You are a resident of Puerto Rico.
Rollover
Deferral of the recognition of income continues upon the receipt of a distribution by a participant from a qualified plan, if the distribution is contributed to another qualified retirement plan or traditional individual retirement account for the employee’s benefit no later than sixty (60) days after the distribution.
ERISA Considerations
In the context of a Puerto Rico qualified retirement plan trust, the IRS has held that the transfer of assets and liabilities from a qualified retirement plan trust under the Code to that type of plan would generally be treated as a distribution includible in gross income for U.S. income tax purposes even if the Puerto Rico retirement plan is a plan described in ERISA Section 1022(i)(1). By contrast, a transfer from a qualified retirement plan trust under the Code to a Puerto Rico qualified retirement plan trust that has made an election under ERISA Section 1022(i)(2) is not treated as a distribution from the transferor plan for U.S. income tax purposes because a Puerto Rico retirement plan that has made an election under ERISA Section 1022(i)(2) is treated as a qualified retirement plan for purposes Code Section 401(a). The IRS has determined that the above described rules prescribing the inclusion in income of transfers of assets and liabilities to a Puerto Rico retirement plan trust described in ERISA Section 1022(i)(1) would be applicable to transfers taking effect after December 31, 2012. Notwithstanding the above, the IRS has held that a Puerto Rico retirement plan described in ERISA Section 1022(i)(1) may participate in a 81-100 group trust because it permits said plan to diversify its investments without adverse tax consequences to the group trust or its investors.
Transaction Processing Errors (Slippage/Breakage)
Transaction processing errors may occur with respect to ERISA employee pension plans, and the correction of these errors may result in a gain or loss. If the correction of a processing error arising from an error made by the Company results in a loss to your Plan or its Participants, the Company will absorb the loss. If the correction of a processing error arising from an error made by the Company results in any gain, the Company will net any such gain against any losses absorbed by the Company as part of implementing the correction and retain any resulting net gain as a component of its compensation for transaction processing services, including its understanding to make Plan and Participant Accounts whole for losses resulting from BLIC’s processing errors. The Plan will retain gains and absorb losses resulting from processing errors arising from your Plan’s error. Please note that most investment instructions are processed on an “omnibus” or aggregate basis and because of this, whether a shortfall or overage is attributable to a particular plan may not be able to be determined.
Float
Float income is indirect compensation and part of the total compensation that the issuing insurance company, including the Company, receives and will be used to offset its administrative costs. If the Plan’s assets pass through a bank account that provides credits or bears interest, credits and/or accrued interest are used to defray aggregate expenses for the maintenance of bank accounts. Credits and/or interest accrue from the use of (i) uninvested contributions received too late in the day or not received in good order to be invested same-day, and (ii) proceeds from investment option redemptions where Plan distribution checks have not been presented for payment by Participants. Credits and/or interest (i) begin to accrue on contributions, on the date such amounts are deposited into the bank account and end on the date such amounts are invested pursuant to Participant or Plan representative instructions, and (ii) begin to accrue on distributions on the date the check is written or on the wire date, as applicable, and end on the date the check is presented for payment or when the wire clears against the account, as applicable. Assuming the receipt of accurate payroll information, uninvested contributions are typically invested on the same day. Uninvested contributions received late in the day are invested within 24 hours. However, the amount of float may increase in circumstances where contributions are received without appropriate investment instructions. We follow SEC guidelines with respect to such contributions that are “not in good order” and deposit. Should we timely receive good order instructions, contributions are invested within 24 hours of their receipt. Credits and/or interest are earned at the rate the bank provides from time to time. Distributions are generally paid, by check or wire, within 24 hours of receipt of distribution instructions in good order.
Other Information

The Insurance Company
Brighthouse Life Insurance Company (the “Company”) is a Delaware stock life insurance company originally incorporated in Connecticut in 1863. The Company is licensed to conduct business in all states of the United States (except New York), the District of Columbia, the Bahamas, Guam, Puerto Rico, the British Virgin Islands and the U.S. Virgin Islands.
The Company is an indirect wholly-owned subsidiary of, and ultimately controlled by, Brighthouse Financial, Inc. (“BHF”), a publicly-traded company. BHF, through its subsidiaries and affiliates, is one of the largest providers of annuities and life insurance in the U.S. The Company’s executive offices are located at 11225 North Community House Road, Charlotte, North Carolina 28277.
On November 6, 2025, BHF and Aquarian Capital LLC (“Aquarian”) announced that they had entered into a definitive agreement under which an affiliate of Aquarian will acquire BHF. This transaction is subject to the satisfaction or waiver of customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction or waiver of the other conditions, the transaction is expected to be consummated in 2026.
Upon the consummation of the transaction, Aquarian will become the ultimate parent of BHF and the Company will remain an indirect wholly-owned subsidiary of BHF. Although Aquarian will replace BHF as the Company’s ultimate parent, the Company will continue in its present role as the issuer of your contract. All of your rights and benefits under your contract and the Company’s obligations under the contract will remain unchanged.
Founded in 2017, Aquarian Capital is a diversified global holding company with a strategic portfolio of insurance and asset management solutions. Aquarian is headquartered in New York, NY.
Financial Statements
The financial statements for the Company and for the Separate Account are located in the Statement of Additional Information.
Distribution of the Contracts
Distribution and Principal Underwriting Agreement. The Company has appointed Brighthouse Securities, LLC (“Brighthouse Securities”) to serve as the principal underwriter and distributor of the securities offered through this prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. Both the Company and Brighthouse Securities are indirect, wholly owned subsidiaries of Brighthouse Financial, Inc. Brighthouse Securities also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Company and its affiliated companies. The Company reimburses Brighthouse Securities for expenses Brighthouse Securities incurs in distributing the Contracts (e.g., commissions payable to retail broker-dealers who sell the Contracts). The Company also pays amounts to Brighthouse Securities that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for Brighthouse Securities’ management team and other expenses of distributing the Contracts. Brighthouse Securities management team and registered representatives also may be eligible for non-cash compensation items that We may provide jointly with Brighthouse Securities. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. Brighthouse Securities does not retain any fees under the Contracts; however, Brighthouse Securities may receive 12b-1 fees from the Underlying Funds.
Brighthouse Securities’ principal executive offices are located at 11225 North Community House Road, Charlotte, NC 28277. Brighthouse Securities is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (“FINRA”). FINRA provides background information about broker-dealers and their financial representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
Brighthouse Securities, on behalf of the Company, enters into selling agreements with unaffiliated broker-dealers who are registered with the SEC and are members of FINRA, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by financial representatives who are associated persons of such unaffiliated broker-dealer firms. The Company intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved. The Company no longer actively offers the Contracts to new purchasers, but it continues to accept Participants from existing Contracts and Purchase Payments from existing Contract Owners and Plan Participants.
Compensation. Broker-dealers who have selling agreements with Brighthouse Securities are paid compensation for the promotion and sale of the Contracts. Financial representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm. The amount the financial representative receives depends on the agreement between the firm and the financial representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. A broker-dealer firm or financial representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates.
Compensation is generally paid as a percentage of the Funding Options invested in the Contract. Alternatively, Brighthouse Securities may pay lower compensation on the Funding Options but pay periodic asset-based compensation based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement but is not expected to exceed 7.5% of Purchase Payments (if up-front compensation is paid to financial representatives) and up to 1.50% annually of average Contract Value (if asset-based compensation is paid to financial representatives).
Brighthouse Securities has also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called “shelf space” arrangements. Under these arrangements, Brighthouse Securities pays separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company’s products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer’s sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company’s products.
These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be a flat fee, or based on aggregate, net or anticipated sales of the Contracts, total assets attributable to sales of the Contract by financial representatives of the broker-dealer firm or based on the length of time that a Contract Owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by Brighthouse Securities out of its own assets and will not result in any additional direct charge to You. Such compensation may cause the broker-dealer firm and its financial representatives to favor the Company’s products. Brighthouse Securities has entered into preferred distribution arrangements with the unaffiliated broker-dealer firms identified in the Statement of Additional Information. (See the Statement of Additional Information — “Distribution and Principal Underwriting Agreement” for a list of the broker-dealer firms that received additional compensation during 2025, as well as the range of additional compensation paid.)
Brighthouse Securities may have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser or subadviser to one or more Underlying Funds which are offered under the Contracts. Currently, the investment advisory firms include Morgan Stanley Investment Management, Inc. Financial representatives of broker-dealer firms with an affiliated company acting as an adviser or a subadviser may favor these Funds when offering the Contracts.
From time to time, the Company pays organizations, associations and non-profit organizations fees to sponsor the Company’s Variable Annuity Contracts. The Company may also obtain access to an organization’s members to market Our Variable Annuity Contracts. These organizations are compensated for their sponsorship of Our Variable Annuity Contracts in various ways. Primarily, they receive a flat fee from the Company. The Company also compensates these organizations by funding their programs, scholarships, events or awards, such as a principal of the year award. The Company may also lease their office space or pay fees for display space at their events, purchase advertisements in their publications or reimburse or defray their expenses. In some cases, the Company hires organizations including, for example, MetLife Services and Solutions, LLC or Metropolitan Life Insurance Company, with whom We were previously affiliated, to perform administrative and enrollment services for Us, for which they are paid a fee which may be based upon a percentage of the account balances their members hold in the Contract. The Company also may retain finders and consultants to introduce the Company to potential clients and for establishing and maintaining relationships between the Company and various organizations. The finders and consultants are primarily paid flat fees and may be reimbursed for their expenses. The Company or Our affiliates may also pay duly licensed individuals associated with these organizations cash compensation for the sales of the Contracts.
Conformity with State and Federal Laws
The laws of the state in which We deliver a Contract govern that Contract. Where a state has not approved a Contract feature or Funding Option, it will not be available in that state. Any paid-up Annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which We delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.
Voting Rights
The Company is the legal owner of the shares of the Underlying Funds. However, We believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders We are required to obtain from You and from other owners instructions on how to vote those shares. We will vote all shares, including those We may own on Our own behalf, and those where We have not received instructions from Contract Owners, in the same proportion as shares for which We received voting instructions. The effect of this proportional voting is that a small number of Contract Owners may control the outcome of a vote. Should We determine that We are no longer required to comply with the above, We will vote on the shares in Our own right. In certain limited circumstances, and when permitted by law, We may disregard voting instructions. If We do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.
In accordance with Our view of present applicable law, We will vote shares of the Underlying Funds at regular and special meetings of the shareholders of the funds in accordance with instructions received from persons having a voting interest in the corresponding Subaccounts. We will vote shares for which We have not received instructions in the same proportion as We vote shares for which We have received instructions. However, if the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and as a result We determine that We are permitted to vote shares of the Underlying Funds in Our own right, We may elect to do so.
The number of shares which a person has a right to vote will be determined as of the date concurrent with the date established by the respective mutual fund for determining shareholders eligible to vote at the meeting of the fund, and voting instructions will be solicited by written communication before the meeting in accordance with the procedures established by the mutual fund.
Each person having a voting interest will receive proxy material and a form with which to give such instructions with respect to the proportion of the fund shares held in the Subaccounts corresponding to his or her interest.
Contract Modification
We reserve the right to modify the Contract to keep it qualified under all related law and regulations that are in effect during the term of this Contract. We will obtain the approval of any regulatory authority needed for the modifications.
Postponement of Payment (the “Emergency Procedure”)
Payment of any benefit or determination of values may be postponed whenever: (1) the NYSE is closed; (2) when trading on the NYSE is restricted; (3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Funding Options is not reasonably practicable or it is not reasonably practicable to determine the value of the Funding Option’s net assets; or (4) during any other period when the SEC, by order, so permits for the protection of Contract Owners. This Emergency Procedure will supersede any provision of the Contract that specifies a Valuation Date. At any time, payments from the Fixed Account may also be delayed.

Restrictions on Financial Transactions
Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require Us to block a Contract Owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about You and Your Contract to government regulators.
Legal Proceedings
In the ordinary course of business, the Company, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the Company does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of Brighthouse Securities to perform its contract with the Separate Account or of the Company to meet its obligations under the Contracts.
Exchanges
The Code generally permits You to exchange one Annuity contract for another in a “tax-free exchange.” Therefore, You can transfer the proceeds from another Annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, You should carefully compare this Contract to Your current contract. You may have to pay a withdrawal charge or other penalty under Your current contract to exchange it for this Contract, and this Contract has its own withdrawal charges that would apply to You. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of Your current contract. In addition, You may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless You determine, after evaluating all the facts that the exchange is in Your best interests. Remember that the person selling You the Contract generally will earn a commission on the sale.

Appendix A

Investment Options Available Under the Contract
The following is a list of Underlying Funds under the Contract. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds, which may be amended from time to time and can be found online at https://dfinview.com/BHF/PUFT/BHF85. You can also request this information at no cost by calling (833) 208-3018 or sending an email request to rcg@brighthousefinancial.com. Depending on the optional benefits You choose, You may not be able to select certain Underlying Funds. See "Underlying Funds Available Under the Benefits Offered Under the Contract" below. Availability of Underlying Funds may vary by employer or Plan Administrator. You should reference Your Plan documents or speak with Your employer or Plan Administrator for the Underlying Funds available to You.
The current expenses and performance information below reflects fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that Your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance.
Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	American Funds Global Growth Fund — Class 2# Capital Research and Management CompanySM	0.65%	21.62%	8.23%	12.17%
Seeks growth of capital.	American Funds Growth Fund — Class 2 Capital Research and Management CompanySM	0.58%	20.24%	13.37%	17.97%
Seeks long-term growth of capital and income.	American Funds Growth-Income Fund — Class 2 Capital Research and Management CompanySM	0.53%	18.06%	13.90%	13.92%
Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock High Yield Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: BlackRock Financial Management, Inc.	0.63%	9.15%	4.94%	6.62%
Seeks growth of capital.	Brighthouse Asset Allocation 100 Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.96%	17.06%	8.63%	10.70%
Seeks long-term capital appreciation.	Brighthouse Small Cap Value Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Allspring Global Investments, LLC	1.03%	-3.21%	6.43%	8.07%
Seeks long-term capital appreciation.	Brighthouse/Wellington Large Cap Research Portfolio — Class E# Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.69%	15.74%	12.14%	13.45%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.	CBRE Global Real Estate Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: CBRE Investment Management Listed Real Assets LLC	0.66%	7.11%	4.30%	4.22%
Seeks long-term capital appreciation.	Harris Oakmark International Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Harris Associates L.P.	0.72%	33.17%	6.72%	7.01%
Seeks capital growth and income.	Invesco Comstock Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.81%	17.31%	15.15%	11.83%
Seeks capital appreciation.	Invesco Global Equity Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.83%	15.60%	7.30%	11.00%
Seeks long-term growth of capital.	Invesco Small Cap Growth Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.74%	6.17%	-0.66%	9.27%
Seeks long-term capital growth.	JPMorgan Small Cap Value Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: J.P. Morgan Investment Management Inc.	0.79%	12.48%	9.93%	9.09%
Seeks long-term growth of capital.	Loomis Sayles Growth Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.55%	15.21%	15.06%	14.19%
Seeks capital appreciation.	MFS® Research International Portfolio — Class B#† Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.81%	22.41%	5.54%	7.57%
Seeks capital appreciation.	Morgan Stanley Discovery Portfolio — Class B#† Brighthouse Investment Advisers, LLC Subadviser: Morgan Stanley Investment Management Inc.	0.90%	13.19%	-5.83%	14.00%
Seeks maximum real return, consistent with preservation of capital and prudent investment management.	PIMCO Inflation Protected Bond Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	1.13%	7.93%	1.40%	3.35%
Seeks maximum total return, consistent with the preservation of capital and prudent investment management.	PIMCO Total Return Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.83%	8.90%	-0.07%	2.30%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks to provide total return, primarily through capital appreciation.	State Street Emerging Markets Enhanced Index Portfolio — Class A#† Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc	0.55%	34.45%	6.31%	—
Seeks long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.	T. Rowe Price Large Cap Value Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.78%	12.05%	10.28%	10.09%
Seeks long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.	T. Rowe Price Large Cap Value Portfolio — Class E†† Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.68%	12.16%	10.39%	10.20%
Seeks high total return by investing in equity securities of mid-sized companies.	Victory Sycamore Mid Cap Value Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Victory Capital Management Inc.	0.85%	2.29%	9.62%	9.58%
Seeks a competitive total return primarily from investing in fixed-income securities.	BlackRock Bond Income Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.38%	7.95%	-0.17%	2.38%
Seeks long-term growth of capital.	BlackRock Capital Appreciation Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.56%	13.19%	11.07%	15.80%
Seeks a high level of current income consistent with prudent investment risk and preservation of capital.	BlackRock Ultra-Short Term Bond Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.37%	4.15%	3.09%	2.10%
Seeks a high level of current income, with growth of capital as a secondary objective.	Brighthouse Asset Allocation 20 Portfolio — Class B#‡ Brighthouse Investment Advisers, LLC	0.93%	9.25%	2.06%	3.97%
Seeks high total return in the form of income and growth of capital, with a greater emphasis on income.	Brighthouse Asset Allocation 40 Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.91%	11.50%	3.84%	5.69%
Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Brighthouse Asset Allocation 60 Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.91%	13.77%	5.55%	7.47%
Seeks growth of capital.	Brighthouse Asset Allocation 80 Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.93%	15.63%	7.18%	9.22%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks long-term capital appreciation with some current income.	Brighthouse/Wellington Balanced Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.52%	12.67%	7.45%	9.41%
Seeks to provide a growing stream of income over time and, secondarily, long-term capital appreciation and current income.	Brighthouse/Wellington Core Equity Opportunities Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.62%	7.83%	8.29%	10.73%
Seeks maximum capital appreciation.	Frontier Mid Cap Growth Portfolio — Class D# Brighthouse Investment Advisers, LLC Subadviser: Frontier Capital Management Company, LLC	0.79%	5.08%	3.68%	10.04%
Seeks long-term growth of capital.	Jennison Growth Portfolio — Class B#† Brighthouse Investment Advisers, LLC Subadviser: Jennison Associates LLC	0.79%	13.72%	10.01%	16.41%
Seeks to track the performance of the Bloomberg U.S. Aggregate Bond Index.	MetLife Aggregate Bond Index Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.26%	7.04%	-0.64%	1.75%
Seeks to track the performance of the MSCI EAFE® Index.	MetLife MSCI EAFE® Index Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.37%	31.02%	8.62%	8.04%
Seeks to track the performance of the Russell 2000® Index.	MetLife Russell 2000® Index Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.30%	12.66%	5.99%	9.55%
Seeks to track the performance of the Standard & Poor’s 500® Composite Stock Price Index.	MetLife Stock Index Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.27%	17.59%	14.13%	14.53%
Seeks a favorable total return through investment in a diversified portfolio.	MFS® Total Return Portfolio — Class F# Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.82%	10.89%	6.20%	7.44%
Seeks capital appreciation.	MFS® Value Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.58%	13.29%	10.11%	10.27%
Seeks high total return, consisting principally of capital appreciation.	Neuberger Berman Genesis Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Neuberger Berman Investment Advisers LLC	0.81%	-4.57%	2.86%	9.12%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks long-term capital growth.	T. Rowe Price Small Cap Growth Portfolio — Class B Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.76%	10.00%	5.48%	10.60%
Seeks to maximize total return consistent with preservation of capital.	Western Asset Management Strategic Bond Opportunities Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company LLC	0.57%	9.07%	1.42%	4.03%
Seeks to maximize total return consistent with preservation of capital and maintenance of liquidity.	Western Asset Management U.S. Government Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company LLC	0.50%	7.07%	0.59%	1.82%
Seeks capital appreciation.	Nomura VIP Small Cap Value Series — Standard Class Delaware Management Company, a series of Nomura Investment Management Business Trust Subadvisers: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited	0.74%	8.16%	9.26%	9.15%
Seeks long-term capital appreciation.	Contrafund® Portfolio — Service Class 2 Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, and FMR Japan	0.79%	21.24%	15.08%	15.49%
Seeks capital appreciation.	Dynamic Capital Appreciation Portfolio — Service Class 2† Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, and FMR Japan	0.98%	18.49%	13.38%	14.58%
Seeks long-term growth of capital.	Mid Cap Portfolio — Service Class 2 Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, and FMR Japan	0.80%	11.49%	9.83%	10.31%
Seeks long-term capital appreciation.	Templeton Emerging Markets VIP Fund — Class 2^^ Templeton Asset Management Ltd. Subadviser: Franklin Templeton Investment Management Limited	1.37%	46.27%	5.46%	10.40%
Seeks long-term capital growth.	Templeton Foreign VIP Fund — Class 2# Templeton Investment Counsel, LLC	1.08%	29.19%	8.25%	5.75%
Seeks long-term growth of capital.	Janus Henderson Enterprise Portfolio — Service Shares Janus Henderson Investors US LLC	0.97%	7.41%	7.35%	12.51%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks capital appreciation.	ClearBridge Variable Growth Portfolio — Class I† Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	0.87%	13.32%	5.24%	7.47%
Seeks long-term growth of capital.	ClearBridge Variable Small Cap Growth Portfolio — Class I Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	0.81%	9.23%	-0.17%	9.38%
Seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain a dollar weighted average effective duration that is normally within 30% of the average duration of the domestic bond market as a whole.	Western Asset Core Plus VIT Portfolio — Class I# Legg Mason Partners Fund Advisor, LLC Subadvisers: Western Asset Management Company, LLC; Western Asset Management Company Limited; Western Asset Management Company Ltd; Western Asset Management Company Pte. Ltd.	0.54%	7.75%	-1.44%	2.11%
Seeks long-term capital appreciation.	LVIP ClearBridge Appreciation Fund — Class I# Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	0.70%	14.50%	12.72%	13.34%
Seeks dividend income, growth of dividend income and long-term capital appreciation.	LVIP ClearBridge Dividend Strategy Fund — Class I#† Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	0.75%	12.62%	11.86%	12.46%
Seeks long-term growth of capital.	LVIP ClearBridge Large Cap Growth Fund — Class I# Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	0.74%	8.62%	10.57%	14.46%
Seeks long-term growth of capital as its primary objective. Current income is a secondary objective.	LVIP ClearBridge Large Cap Value Fund — Class I# Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	0.72%	10.20%	10.11%	10.01%
#
Certain Underlying Funds and their investment advisers have entered into temporary expense reimbursements and/or fee waivers, which are reflected in the Current Expenses. Please see the Underlying Funds' prospectuses for additional information regarding these arrangements.
‡
This Underlying Fund is a fund of funds and invests substantially all of its assets in other underlying funds. Because the Underlying Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.
†
Not available under all Contracts. Availability depends on Contract issue date.
††
Closed to new investments except under dollar cost averaging and rebalancing programs in existence at the time of closing.
^^
Until May 1, 2026, the name of this Underlying Fund is Templeton Developing Markets VIP Fund.

The following lists the Fixed Account option currently available under the Contract. The Fixed Account listed below will also be used if You participate in the DCA program and instruct Us to make transfers to or from the Fixed Account. We may change the features of the Fixed Account listed below, offer new Fixed Account investment options, and terminate existing Fixed Account investment options. We will provide You with written notice before doing so. Availability of the Fixed Account may vary by employer or Plan Administrator. You should reference Your Plan documents or speak with Your employer or Plan Administrator for the investment options available to You.
Note: Full surrenders from the Fixed Account due to Contract discontinuations and withdrawals under the Liquidity Benefit will be subject to a Market Value Adjustment. This may result in a significant reduction in Your Fixed Account Contract Value. See “Charges, Deductions, and Adjustments – Market Value Adjustment” for more information.
Name	Term (Guarantee Period)	Guaranteed Minimum Interest Rate
Fixed Account	12 months	1%
Underlying Funds Available Under the Benefits Offered Under the Contract
If You have elected the Variable Annuitization Floor Benefit under the Contract, Your Underlying Fund selections are subject to restrictions during the Annuity Period. Otherwise, Your Contract is not subject to any Underlying Fund selection restrictions.
Underlying Fund Selection Restrictions for the Variable Annuitization Floor Benefit
If You elect this benefit, then during the Annuity Period, You cannot select any Underlying Funds other than those listed below.
•
MFS® Value Portfolio
•
BlackRock Bond Income Portfolio
•
Western Asset Management U.S. Government Portfolio

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Appendix B

Underlying Funds with Different Legal and Marketing Names
Series Fund/Trust	Underlying Fund Legal Name	Marketing Name
American Funds Insurance Series®	Global Growth Fund	American Funds Global Growth Fund
American Funds Insurance Series®	Growth-Income Fund	American Funds Growth-Income Fund
American Funds Insurance Series®	Growth Fund	American Funds Growth Fund
Fidelity® Variable Insurance Products	Contrafund® Portfolio	Fidelity VIP Contrafund® Portfolio
Fidelity® Variable Insurance Products	Dynamic Capital Appreciation Portfolio	Fidelity VIP Dynamic Capital Appreciation Portfolio
Fidelity® Variable Insurance Products	Mid Cap Portfolio	Fidelity VIP Mid Cap Portfolio
Annuity Contract Legal and Marketing Name
Annuity Contract	Marketing Name
Registered Fixed Account Option	Fixed Account
B-1

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Appendix C

What You Need To Know If You Are A Texas Optional Retirement Program Participant
If You are a participant in the Texas Optional Retirement Program, Texas law permits Us to make withdrawals on Your behalf only if You die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal You ask for requires a written statement from the appropriate Texas institution of higher education verifying Your vesting status and (if applicable) termination of employment. Also, We require a written statement from You that You are not transferring employment to another Texas institution of higher education. If You retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state’s matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without Your consent to the extent necessary to maintain compliance with the law.
C-1

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Appendix D

Competing Funds
The Underlying Funds listed below are Competing Funds: defined as any investment option under the Plan which, in Our opinion consists primarily of fixed income securities and/or money market instruments.
•
BlackRock Ultra-Short Term Bond Portfolio
•
Black Rock High Yield Portfolio
•
BlackRock Bond Income Portfolio
•
MetLife Aggregate Bond Index Portfolio
•
Western Asset Core Plus VIT Portfolio
•
PIMCO Inflation Protection Bond Portfolio
•
PIMCO Total Return Portfolio
•
Western Asset Management Strategic Bond Opportunities Portfolio
•
Western Asset Management U.S. Government Portfolio
D-1

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Appendix E

Waiver of Withdrawal Charge for Nursing Home Confinement Rider
Not available under Section 457 Plans
Not available if owner is age 71 or older on the Contract Date.
Not available in Massachusetts, New York and Texas
If, after the first Contract Year and before the Maturity Date, the Annuitant begins confinement in an eligible nursing home, You may surrender or make a withdrawal, subject to the maximum withdrawal amount described below, without incurring a withdrawal charge. In order for the Company to waive the withdrawal charge, the withdrawal must be made during continued confinement in an eligible nursing home after the qualifying period has been satisfied, or within sixty (60) days after such confinement ends. The qualifying period is confinement in an eligible nursing home for ninety (90) consecutive days. We will require proof of confinement in a form satisfactory to Us, which may include certification by a licensed physician that such confinement is medically necessary.
An eligible nursing home is defined as an institution or special nursing unit of a hospital which:
(a)
is Medicare approved as a provider of skilled nursing care services; and
(b)
is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism, mental illness or drug abuse.
OR
Meets all of the following standards:
(a)
is licensed as a nursing care facility by the state in which it is licensed;
(b)
is either a freestanding facility or a distinct part of another facility such as a ward, wing, unit or swing-bed of a hospital or other facility;
(c)
provides nursing care to individuals who are not able to care for themselves and who require nursing care;
(d)
provides, as a primary function, nursing care and room and board; and charges for these services;
(e)
provides care under the supervision of a licensed physician, registered nurse (RN) or licensed practical nurse (LPN);
(f)
may provide care by a licensed physical, respiratory, occupational or speech therapist; and
(g)
is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism, mental illness or drug abuse.
Filing a claim: You must provide the Company with written notice of a claim during continued confinement after the 90-day qualifying period, or within sixty days after such confinement ends.
The maximum withdrawal amount for which We will waive the withdrawal charge is the Contract Value on the next Valuation Date following written proof of claim, less any Purchase Payments and associated credits made within a one-year period before confinement in an eligible nursing home begins, less any Purchase Payments and associated credits made on or after the Annuitant’s 71st birthday.
We will pay any withdrawal requested under the scope of this waiver as soon as We receive proper written proof of Your claim, and We will pay the withdrawal in a lump sum. You should consult with Your personal tax adviser regarding the tax impact of any withdrawals taken from Your Contract.
E-1

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Appendix F

State Variations
Certain Contract features and/or benefits described in this prospectus may vary or may not be available in Your state, or may have been approved in Your state after Your Contract was issued and cannot be added. These variations are reflected in your Contract and in riders to Your Contract. The following information is a summary of the states where certain Contract features and/or benefits are either not available as of the date of this prospectus or vary from the Contract’s features and benefits as described in this prospectus. You should reference Your Plan documents or speak with Your employer or Plan Administrator for specific information that may be applicable to your state.
State	Features or Benefit	Variation
Alabama	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Alaska	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Arizona	Free Look	If the Owner is age 65 or older, the Free Look period is 30 days. For the replacement of an existing contract, the Free Look period is 30 days.
Arkansas	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
California	Free Look	If the Owner is age 60 or older, the Free Look period is 30 days. For the replacement of an existing contract, the Free Look period is 30 days.
Colorado	Free Look	The Free Look period is 15 days. For the replacement of an existing contract, the Free Look period is 30 days.
Delaware	Free Look	For the replacement of an existing contract, the Free Look period is 20 days.
Florida	Free Look	The Free Look period is 21 days.
Hawaii	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Idaho	Free Look	The Free Look period is 20 days.
Indiana	Free Look	For the replacement of an existing contract, the Free Look period is 20 days.
Iowa	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Kansas	Free Look	For the replacement of an existing contract, the Free Look period is 20 days.
Kentucky	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.

State	Features or Benefit	Variation
Louisiana	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Maine	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Maryland	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Massachusetts	Free Look Waiver of Withdrawal Charge for Nursing Home	For the replacement of an existing contract, the Free Look period is 20 days. Waiver of Withdrawal Charge for Nursing Home is not available.
Minnesota	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Mississippi	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Missouri	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Montana	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Nebraska	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Nevada	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
New Hampshire	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
New Jersey	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
New Mexico	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
New York	Free Look Waiver of Withdrawal Charge for Nursing Home Confinement	For the replacement of an existing contract, the Free Look period is 60 days. Wavier of Withdrawal Charge for Nursing Home Confinement is not available.
North Carolina	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
North Dakota	Free Look	The Free Look period is 20 days.

State	Features or Benefit	Variation
Ohio	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Oklahoma	Free Look	For the replacement of an existing contract, the Free Look period is 20 days.
Oregon	Free Look Fixed Account	For the replacement of an existing contract, the Free Look period is 30 days Fixed Account is not available.
Pennsylvania	Free Look
For the replacement of an existing
contract that was not issued to You
by Us, Your right to cancel period is
20 days. For the replacement of an
existing contract that was issued to
You by Us, Your right to cancel
period is 45 days

Rhode Island	Free Look	The Free Look period is 20 days. For the replacement of an existing contract, the Free Look period is 30 days.
South Carolina	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
South Dakota	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Tennessee	Free Look	For the replacement of an existing contract, the Free Look period is 20 days.
Texas	Free Look Waiver of Withdrawal Charge for Terminal Illness	The Free Look period is 20 days. For the replacement of an existing contract, the Free Look period is 30 days. Waiver of Withdrawal Charge for Terminal Illness is not available.
Utah	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Vermont	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Virginia	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Washington	Free Look Fixed Account	For the replacement of an existing contract, the Free Look period is 20 days. Fixed Account is not available.

State	Features or Benefit	Variation
West Virginia	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Wisconsin	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Wyoming	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.

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The statement of additional information (SAI) includes additional information about the Separate Account and the Company. The SAI is dated the same as this prospectus and is incorporated by reference. The SAI is available, without charge, upon request. For a free copy of the SAI or to request more information about the Contract, and to make investor inquiries, call Us at (833) 208-3018.
Reports and other information about the Separate Account and the Company are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier No. is
Brighthouse Separate Account Eleven for Variable Annuities C000068747
Brighthouse Life Insurance Company (RILA MVA) C000266111

Brighthouse Retirement Account Annuity
STATEMENT OF ADDITIONAL INFORMATION
Dated
April 27, 2026
ISSUED BY
Brighthouse Separate Account Eleven for Variable Annuities
and
BRIGHTHOUSE LIFE INSURANCE COMPANY
This Statement of Additional Information (“SAI”) is not a prospectus but relates to, and should be read in conjunction with, the Prospectus dated April 27, 2026. A copy of the Contract Prospectus may be obtained by writing to Brighthouse Life Insurance Company, P.O. Box 4261, Clinton, IA 52733-4261, or by calling (833) 208-3018, by visiting https://dfinview.com/BHF/PUFT/BHF85 or by accessing the Securities and Exchange Commission’s website at http://www.sec.gov/.
For Contracts currently receiving annuity payments: (i) general servicing requests and elections should be direct to Brighthouse Life Insurance Company, P.O. Box 4363, Clinton, IA 52733-4363, phone: (800) 882-1292, fax: (877) 246-8424; (ii) Death Claims should be directed to Brighthouse Life Insurance Company, P.O. Box 4364, Clinton, IA 52733-4364, phone: (800) 882-1292, fax: (877) 245-8163.
All other correspondence and requests should be directed to Brighthouse Life Insurance Company, P.O. Box 4261, Clinton, IA 52733-4261, phone: (833) 208-3018, fax: (877) 319-2495.
The SAI contains information in addition to the information described in the Prospectus for the Annuity Contracts (the “Contract(s)”) offered by Brighthouse Life Insurance Company (“we”, “our”, or the “Company”).
Book 021 SAI

THE INSURANCE COMPANY
Brighthouse Life Insurance Company (“BLIC” or the “Company”) is a Delaware corporation originally incorporated in Connecticut in 1863. Prior to March 6, 2017, BLIC was known as MetLife Insurance Company USA. BLIC is licensed to conduct business in all U.S. states (except New York), the District of Columbia, the Bahamas, Guam, Puerto Rico, the British Virgin Islands and the U.S. Virgin Islands. BLIC is an indirect, wholly-owned subsidiary of, and ultimately controlled by, Brighthouse Financial, Inc. (“BHF”), a publicly-traded company. The Company was an indirect, wholly-owned subsidiary of MetLife, Inc. until August 4, 2017, when BHF became an independent, publicly-traded company following the completion of a separation transaction. BHF, through its subsidiaries and affiliates, is one of the largest providers of annuities and life insurance in the U.S. BLIC’s executive offices are located at 11225 North Community House Road, Charlotte, NC 28277.
On November 6, 2025, BHF and Aquarian Capital LLC (“Aquarian”) announced that they had entered into a definitive agreement under which an affiliate of Aquarian will acquire BHF. This transaction is subject to the satisfaction or waiver of customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction or waiver of the other conditions, the transaction is expected to be consummated in 2026.
Upon the consummation of the transaction, Aquarian will become the ultimate parent of BHF and BLIC will remain an indirect wholly-owned subsidiary of BHF. Although Aquarian will replace BHF as BLIC’s ultimate parent, BLIC will continue in its present role as the issuer of your contract. All of your rights and benefits under your contract and BLIC’s obligations under the contract will remain unchanged.
Brighthouse Life Insurance Company History
MetLife Insurance Company USA: From the close of business on November 14, 2014 to March 6, 2017, BLIC was called MetLife Insurance Company USA (“MetLife USA”). MetLife USA was established following the close of business on November 14, 2014, when MetLife Investors USA Insurance Company, a wholly-owned subsidiary of MetLife Insurance Company of Connecticut, MetLife Investors Insurance Company and Exeter Reassurance Company, Ltd. were merged into MetLife Insurance Company of Connecticut, and MetLife Insurance Company of Connecticut was then renamed MetLife Insurance Company USA. Simultaneously, MetLife USA changed its domicile from Connecticut to the state of Delaware. As a result of this merger, MetLife USA assumed legal ownership of all of the assets of these predecessor companies, including assets held in the separate accounts, and became responsible for administering the contracts and paying any benefits due under all contracts issued by each of its corporate predecessors. These predecessor companies that issued contracts on and prior to November 14, 2014 were the following:
•MetLife Insurance Company of Connecticut: MetLife Insurance Company of Connecticut (“MICC”), originally chartered in Connecticut in 1863, was known as Travelers Insurance Company prior to May 1, 2006. MICC changed its name to MetLife Insurance Company USA and its state of domicile to Delaware after November 14, 2014 as described under “MetLife Insurance Company USA” above.
•MetLife Life and Annuity Company of Connecticut: MetLife Life and Annuity Company of Connecticut (“MLAC”), originally chartered in Connecticut in 1973, was known as Travelers Life and Annuity Company prior to May 1, 2006. On or about December 7, 2007, MLAC merged with and into MICC.
•MetLife Investors USA Insurance Company: MetLife Investors USA Insurance Company (“MLI USA”), originally chartered in Delaware in 1960, was known as Security First Life Insurance Company prior to January 8, 2001. MLI USA was merged into BLIC after the close of business on November 14, 2014, as described under “MetLife Insurance Company USA” above.
•MetLife Investors Insurance Company: MetLife Investors Insurance Company (“MLI”), originally chartered in Missouri in 1981, was known as Cova Financial Services Life Insurance Company prior to February 12, 2001. MLI was merged into BLIC after the close of business on November 14, 2014, as described under “MetLife Insurance Company USA” above.
•MetLife Investors Insurance Company of California: MetLife Investors Insurance Company of California (“MLI-CA”), originally chartered in California in 1972, was known as Cova Financial Life Insurance Company prior to February 12, 2001. On November 9, 2006 MLI-CA merged with and into MLI.
2

THE SEPARATE ACCOUNT
We have established Brighthouse Separate Account Eleven for Variable Annuities (the “Separate Account”), which is a segregated account that holds the Contract’s assets that are invested in the Underlying Funds. The Board of Directors of our predecessor, MetLife Insurance Company of Connecticut (“MICC”), adopted a resolution to establish the Separate Account under Delaware insurance law on November 14, 2002. We have registered the Separate Account with the SEC as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into subaccounts.
SERVICES
BLIC maintains certain books and records of the Separate Account and provides certain issuance and other administrative services for the Contracts. Pursuant to a services agreement, Computer Sciences Corporation, through its affiliate Alliance-One Services, Inc., provides certain other administrative and recordkeeping services for the Contracts as well as other contracts and policies issued by BLIC. The amount paid by Brighthouse Services, LLC on behalf of BLIC to Computer Sciences Corporation for the period January 1, 2023 through December 31, 2023 was $4,681,080, for the period January 1, 2024 through December 31, 2024 was $4,435,568, and for the period January 1, 2025 through December 31, 2025 was $4,175,450.
PRINCIPAL UNDERWRITER
Brighthouse Securities, LLC (“Brighthouse Securities”) serves as principal underwriter for the Separate Account and the Contracts. The offering is continuous. Brighthouse Securities’ principal executive offices are located at 11225 North Community House Road, Charlotte, NC 28277. Brighthouse Securities and the Company are affiliates because they are both under common control of Brighthouse Financial, Inc.
CUSTODIAN
Brighthouse Life Insurance Company, 11225 North Community House Road, Charlotte, NC 28277, is the custodian of the assets of the Separate Account. The custodian has custody of all cash of the Separate Account and handles the collection of proceeds of shares of the underlying funds bought and sold by the Separate Account.
PRINCIPAL UNDERWRITING AND DISTRIBUTION AGREEMENT
Information about the distribution of the Contracts is contained in the prospectus (see “Other Information — Distribution of the Contracts”). Additional information is provided below.
Under the terms of the Principal Underwriting and Distribution Agreement among the Separate Account, Brighthouse Securities and the Company, Brighthouse Securities acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses Brighthouse Securities for certain sales and overhead expenses connected with sales functions.
The following table shows the amount of commissions paid to and the amount of commissions retained by the principal underwriter. Brighthouse Securities was the recipient of these commissions thereafter.
Underwriting Commissions
Year	Underwriting Commissions Paid to the Distributor by the Company	Amount of Underwriting Commissions Retained by the Distributor
2025	$737,658,036	$0
2024	$724,114,938	$0
2023	$665,088,655	$0
3

The Company and Brighthouse Securities have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called “shelf space” arrangements. Under these arrangements, the Company and Brighthouse Securities pay separate, additional compensation to the broker-dealer firms for services the broker-dealer firms provide in connection with the distribution of the Company’s products. These services may include providing the Company with access to the distribution network of the broker-dealer firms, the hiring and training of the broker-dealer firms’ sales personnel, the sponsoring of conferences and seminars by the broker-dealer firms, or general marketing services performed by the broker-dealer firms. The broker-dealer firms may also provide other services or incur other costs in connection with distributing the Company’s products.
These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contract, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firms or based on the length of time that a Contract Owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by Brighthouse Securities or the Company out of their own assets and will not result in any additional direct charge to You. Such compensation may cause the broker dealer firms and their registered representatives to favor the Company’s products.
The principal underwriter or the Company paid the following amounts during 2025. The amount of additional compensation (non-commission amounts) paid to selected broker-dealer firms during 2025 ranged from $207 to $16,244,724*. The amount of commissions paid to selected broker-dealer firms during 2025 ranged from $14,249 to $97,879,821. The amount of total compensation (includes non-commission as well as commission amounts) paid to selected broker-dealer firms during 2025 ranged from $14,249 to $114,124,545*.
*
For purposes of this calculation, the additional compensation (non-commission) amounts received by a selling firm includes additional compensation received by the firm for the sale of insurance products issued by our affiliate Brighthouse Life Insurance Company of NY.
The following list sets forth the names of broker-dealer firms that have entered into preferred distribution arrangements with the Company and Brighthouse Securities under which the broker-dealer firms received additional compensation in 2025 in connection with the sale of Our Variable Annuity contracts, variable life policies and other insurance products (including the Contracts). The broker-dealer firms are listed in alphabetical order:
American Portfolios Financial Services, Inc.
Ameriprise Financial Services, Inc.
Ameritas Investment Corp.
Arvest Investments, Inc.
Benjamin F. Edwards & Company, Inc.
BNY Mellon Securities Corporation
Cambridge Investment Research, Inc.
Capital Investment Brokerage, Inc.
Capital Investments Group, Inc.
Centaurus Financial, Inc.
Cetera Advisors LLC
Cetera Advisor Networks LLC
Cetera Financial Specialists LLC
Cetera Investment Services LLC
CFD Investments, Inc.
Citigroup Global Markets, Inc.
Citizens Securities, Inc.
Commonwealth Financial Network
Copper Financial Network, LLC
Equitable Advisors, LLC
Equity Services, Inc.
Fifth Third Securities, Inc.
First Citizens Investor Services, Inc.
First Heartland Capital, Inc.
Founders Financial Securities LLC
FSC Securities Corporation
Geneos Wealth Management, Inc.
4

Gradient Securities, LLC
GWN Securities Inc.
Hornor, Townsend & Kent, LLC
Independent Financial Group, LLC
Infinex Investments, Inc.
Integrity Alliance, LLC
Investacorp Advisory Services, Inc.
Janney Montgomery Scott LLC
J.P. Morgan Securities LLC
J.W. Cole Financial, Inc.
Kestra Investment Services, LLC
Key Investment Services LLC
KMS Financial Services, Inc.
Lifemark Securities Corp.
Lincoln Financial Advisors Corporation
Lincoln Financial Securities Corporation
Lincoln Investment Planning, Inc.
Lion Street Financial, LLC
LPL Financial Corp. Affiliates
LPL Financial LLC
Merrill Lynch, Pierce, Fenner & Smith Inc
MML Investors Services, LLC
Morgan Stanley Smith Barney LLC
Navy Federal Financial Group, LLC
OneAmerica Securities, Inc.
Oppenheimer & Co. Inc.
OSAIC Wealth, Inc.
Packerland Brokerage Services, Inc.
Park Avenue Securities LLC
PFS Investments Inc.
Raymond James & Associates, Inc.
RBC Capital Markets, LLC
Robert W. Baird & Co
Rockerfeller Capital Management
Royal Alliance Associates, Inc.
SagePoint Financial, Inc.
Santander Securities LLC
Securities America, Inc.
Securities Service Network, LLC
Stifel, Nicolaus & Company, Incorporated
The Leaders Group, Inc.
The O.N. Equity Sales Company
Transamerica Financial Advisors, Inc.
Triad Advisors LLC
Truist Investment Services, Inc.
UBS Financial Services Inc.
United Planners Financial Services of America
U.S. Bancorp Advisors, LLC
U.S. Bancorp Investments, Inc.
USA Financial Securities Corporation
ValMark Securities, Inc.
Voya Financial Advisors, Inc.
Wells Fargo Advisors, LLC
Woodbury Financial Services, Inc.
5

There are other broker-dealer firms who receive compensation for servicing our contracts, and the account value of the contracts or the amount of added purchase payments received may be included in determining their additional compensation, if any.
Reduction or Elimination of the Withdrawal Charge. We may reduce or eliminate the withdrawal charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. We will not reduce or eliminate the withdrawal charge where such reduction or elimination would be unfairly discriminatory to any person.
CALCULATION OF ANNUITY UNIT VALUE
The value of the Accumulation Units for each Funding Option was initially established at $1.00. The value of an Accumulation Unit on any Valuation Date is determined by multiplying the value on the preceding Valuation Date by 1.000 plus the net investment factor for the Valuation Period just ended. The net investment factor is used to measure the investment performance of a Funding Option from one Valuation Period to the next. The net investment factor for a Funding Option for any Valuation Period is equal to (a) minus (b), divided by (c) where:
(a) = investment income plus capital gains and losses (whether realized or unrealized);
(b) = any deduction for applicable taxes (presently zero); and
(c) = the value of the assets of the Funding Option at the beginning of the Valuation Period.
The net investment factor may be either positive or negative. A Funding Option’s investment income includes any distribution whose ex-dividend date occurs during the Valuation Period. The net investment factor is then reduced by a maximum charge of 0.000034247 for each day in the Valuation Period which is the daily equivalent of the maximum annual Separate Account Charge.
Legal or Regulatory Restrictions on Transactions
If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company may also be required to block a contract Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, death benefits or continue making Annuity Payments until instructions are received from the appropriate regulator.
ADVERTISEMENT OF THE SEPARATE ACCOUNT
From time to time, We advertise the performance of various Funding Options of the Separate Account, including standardized and non-standardized performance. Performance may be calculated based upon historical performance of the Underlying Funds and may assume that the Funding Options were in existence prior to their inception dates. Any performance data that includes all or a portion of the time between the Underlying Fund inception date and the Funding Option inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Funding Option had been introduced as of the Underlying Fund inception date. After the inception date, actual accumulation unit or annuity unit data is used. Historical performance information should not be relied on as a guarantee of future performance results.
Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred investments. From time to time, the Separate Account may compare the performance of its Funding Options with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Morningstar, Inc. and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor’s 500 Composite Stock Price Index.
Past performance is no guarantee of future results. Any illustration should not be relied on as a guarantee of future results.
6

Market Value Adjustment Examples
A Market Value Adjustment may only apply to full surrenders from the Fixed Account due to Contract discontinuations and withdrawals under the Liquidity Benefit . The Company does not assess a Market Value Adjustment against the Contract Value in the Separate Account. The amount payable to the Contract Owner may be increased or decreased by the application of the Market Value Adjustment formula to the Contract Value in the Fixed Account. This is the Market Adjusted Value. A negative Market Value Adjustment will result in loss. In extreme circumstances, You could lose up to 100% of the amount withdrawn or surrendered from the Fixed Account due to a negative Market Value Adjustment.
If the Contract is part of a retirement program, Market Adjusted Values are based on a Plan's Contract Value in the Fixed Account. The Plan will determine any application of a Market Value Adjustment to a Participant's Individual Account. If You are a Participant, contact Your Plan Administrator/Trustee or Your employer regarding whether the Market Value Adjustment will affect a Participant's Individual Account when the Contract is terminated.
If Your Contract Value is subject to both a Market Value Adjustment and a withdrawal charge, the Market Value Adjustment will be applied first. Any applicable withdrawal charges, taxes or other amounts deducted from the Fixed Account Contract Value upon surrender will be deducted from the Market Adjusted Value. A withdrawal charge will generally apply if You make a partial or full surrender of Your Contract. See “Access to Your Money - Contract Discontinuance” in the prospectus for more details about when a Market Value Adjustment will apply.
The Market Value Adjustment reflects the relationship, at the time of surrender, between the rate of interest credited to funds on deposit under the Fixed Account at the time of discontinuance to the rate of interest credited on new deposits at the time of discontinuance. The purpose of the Market Value Adjustment is to generally transfer from Us to You the risk of losses on the fixed income investments that We acquire to support Our obligations under the Fixed Account if You prematurely liquidate Your investment. Generally, if interest rates increase from the time that Purchase Payments are originally allocated to the Fixed Account to the time that the Contract is discontinued, one could expect the Market Value Adjustment to be negative. If interest rates decrease in that time period, one could expect the Market Value Adjustment to be positive.
The examples below are intended to show how the Market Value Adjustment is calculated and how it would be applied when there is a full surrender upon discontinuation of the Contract. Example A will illustrate negative Market Adjusted Value and Example B will illustrate a positive Market Adjusted Value. The formula is the following:
Market Adjusted Value = Contract Value × (1 + RO)5 / (1 + R1 + .0025†)5
Where:
R0 is the weighted average of all interest rates credited to all amounts in the Fixed Account at the time of termination, and
R1 is the interest rate credited on new deposits for this class of Contracts at the time of termination.
†
25 basis points is the margin to cover liquidating the specific level of assets when a Market Adjusted Value calculation is triggered. The rate is set by the underlying Contract as part of the overall market adjustment formula.

The Market Adjusted Value will be greater than the Contract Value when the weighted average interest rate credited to the Contract is more than 0.25% (0.0025) higher than the credited rates on new deposits. The Market Adjusted Value will be less than the Contract Value when the weighted average interest rate credited to the Contract is less than 0.25% (0.0025) higher than the credited rates on new deposits.
Example A — Negative Market Adjusted Value:
A negative Market Adjusted Value results when credited interest rates are higher on new deposits than the weighted average interest rate credited to the Contract.
For example, assume new deposits are crediting 4.50%, and the weighted average interest rate credited to the Contract is 4.00%. The Contract Value at the time of discontinuance is $100,000.
Illustration:
7

The weighted average of all interest rates credited to all amounts in the Fixed Account	4.00%	Represented by RO
Interest rate credited on new deposits for this class of Contracts	4.50%	Represented by R1
Contract Value	$100,000.00	Represented by Contract Value
Calculation Steps:
(1 + RO)	104.00%	1 + 4.00% = 104.00%
(1 + RO)[5]	121.6653%	104.00%[5] = 121.6653%
(1 + R1 + .25%)	104.75%	1 + 4.50% + .25% = 104.75%
(1 + R1 + .25%)[5]	126.1160%	104.75%[5] = 126.1160%
(1 + RO)5 / (1 +R1 + .25%)[5]	96.4710%	121.6653% / 126.1160% = 96.4710%
Market Adjusted Value = Contract Value x (1 + RO)5 / (1 +R1 + .25%)[5]	$96,470.95 (Rounded)	$100,000.00 x 96.4710%
The Market Adjusted Value ($96,470.95) compared to the Contract Value ($100,000.00) represents a negative adjustment and a loss for the contract owner.
Example B — Positive Market Adjusted Value:
A positive Market Adjusted Value generally results when credited interest rates are lower on new deposits than the weighted average interest rate credited to the Contract.
Assume new deposits are credited 4.50%, and the weighted average interest rate credited to the Contract is 5.00%. The Contract Value at the time of discontinuance is $100,000.
Illustration:
The weighted average of all interest rates credited to all amounts in the Fixed Account	5.00%	Represented by RO
Interest rate credited on new deposits for this class of Contracts	4.50%	Represented by R1
Contract Value	$100,000.00	Represented by Contract Value
Calculation Steps:
(1 + RO)	105.00%	1 + 5.00% = 105.00%
(1 + RO)[5]	127.6282%	105.00%[5] = 127.6282%
(1 + R1 + .25%)	104.75%	1 + 4.50% + .25% = 104.75%
(1 + R1 + .25%)[5]	126.1160%	104.75%[5] = 126.1160%
(1 + RO)5 / (1 +R1 + .25%)[5]	101.1990%	127.6282% / 126.1160% = 101.1990%
Market Adjusted Value = Contract Value x (1 + RO)5 / (1 +R1 + .25%)[5]	$101,199.03 (Rounded)	$100,000.00 x 101.1990%
The Market Adjusted Value ($101,199.03) compared to the Contract Value ($100,000.00) represents a positive adjustment and a gain for the contract owner.
8

TAXES
Non-Qualified Annuity Contracts
Diversification
In order for your non-qualified Contract to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Failure to meet these standards would result in immediate taxation to Contract owners of gains under their Contracts. Inadvertent failure to meet these standards may be correctable.
Changes to Tax Rules and Interpretations
Changes to applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively.
We reserve the right to amend your Contract where necessary to maintain its status as a Variable Annuity Contract under Federal tax law and to protect You and other Contract owners in the Investment Divisions from adverse tax consequences.
Qualified Annuity Contracts
Annuity contracts purchased through tax qualified plans are subject to limitations imposed by the Code and regulations as a condition of tax qualification. There are various types of tax qualified plans which have certain beneficial tax consequences for Contract owners and plan participants.
Types of Qualified Plans
The following list includes individual account-type plans which may hold an annuity contract as described in the Prospectus. Except for Traditional IRAs and Roth IRAs, they are established by an employer for participation of its employees.
IRA
A traditional IRA is established by an individual under Section 408(a) or 408(b) of the Code. See also Roth IRAs below.
SEP
Established by a for-profit employer under Section 408(k) of the Code, based on IRA accounts for each participant. Generally, only employers make contributions. If the SEP IRA permits non-SEP contributions, an employee can make regular IRA contributions (including IRA catch up contributions) to the SEP IRA, up to the maximum annual limit.
401(k), 401(a)
Established by for-profit employers, Section 501(c)(3) tax exempt and non-tax exempt entities, Indian Tribes.
403(b) or Tax Sheltered Annuity (“TSA”)
Established by Section 501(c)(3) tax exempt entities, public schools (K-12), public colleges, universities, churches, synagogues and mosques.
403(a) Annuity Plans
Similar in structure to 401(a) plans except that, instead of trusts, annuity contracts are the funding vehicle.
Roth Accounts
Individual or employee plan contributions made to certain plans on an after-tax basis. An IRA may be established as a Roth IRA under Section 408A, and 401(k), 403(b) and 457(b) plans may provide for Roth accounts.
Contributions to a Roth IRA are limited based on the level of your modified adjusted gross income.
9

Comparison of Plan Limits for Individual Contributions:
Plan Type	Elective Contribution	Maximum Catch-up Contribution (ages 50-59 and 64+)	Maximum Catch-up Contribution (ages 60-63)
IRA	$8,000	$1,100	$1,100
401(k)	$24,500	$8,000	$11,250
SEP/401(a)	(Employer contributions only)
403(b) (TSA)	$24,500	$8,000	$11,250
Dollar limits are for 2026 and are subject to cost-of-living adjustments in future years. Employer-sponsored individual account plans (other than 457(b) plans) may provide for additional employer contributions not to exceed the lesser of $72,000 and 100% of an employee’s compensation for 2026 (reduced by any employee elective contributions). If allowed by the plan, catch-up contributions and special catch-up contributions for participants ages 60-63 may be made by participants in 401(k), 403(b), and governmental 457(b) plans. Certain grandfathered SARSEP plans may also allow for employee contributions, catch-up contributions and enhanced catch-up contributions for employees aged 60-63. Starting in 2026, if a qualified employer plan permits catch-up contributions, those catch-up contributions may be required to be made into the plan’s Roth account if the employee has compensation above a certain threshold in the prior year. This generally applies to certain higher income participants. Consult a tax adviser and consult your plan administrator if you participate in one of these employer-sponsored retirement plans.
ERISA
If your plan is subject to ERISA and You are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Contract may be subject to your spouse’s rights as described below.
Generally, the spouse must give qualified consent whenever You:
1.
Choose income payments other than on a qualified joint and survivor annuity basis (“QJSA”) (one under which we make payments to You during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any): or choose to waive the qualified pre-retirement survivor annuity benefit (“QPSA”) (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);
2.
Make certain withdrawals under plans for which a qualified consent is required;
3.
Name someone other than the spouse as your beneficiary; or
4.
Use your accrued benefit as security for a loan exceeding $5,000.
Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing, that it acknowledge the identity of the designated beneficiary and the form of benefit be selected, dated, signed by your spouse, witnessed by a notary public or plan representative, and that it be in a form satisfactory to us. The waiver of the QJSA generally must be executed during the 180 day period (90 days for certain loans) ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If You die before benefits commence, your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise.
The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing that acknowledges the designated beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of, and the qualified consent for, the QPSA benefit generally may not be given until the plan year in which You attain age 35. The waiver period for the QPSA ends on the date of your death.
If the present value of your benefit is worth $5,000 or less, your plan generally may provide for distribution of your entire interest in a lump sum without spousal consent.
10

Federal Estate Taxes
While no attempt is being made to discuss the Federal estate tax implications of the Contract, You should bear in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.
Generation-Skipping Transfer Tax
Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.
SECURE 2.0 Act Considerations
As part of the Consolidated Appropriations Act, 2023, Congress passed the SECURE 2.0 Act of 2022 (the “Act”) which was signed into law on December 29, 2022. The Act includes many provisions updating the Code affecting employer sponsored qualified plans and IRAs, including provisions that become effective immediately and provisions which become effective in later years through 2033. For example, the Act includes provisions affecting required minimum distribution (RMD), certain contribution and other limits affecting IRAs and qualified plans, as well as provisions providing new exceptions to the 10% federal income tax penalty for “early” distributions which may also provide for the ability to recontribute such early distributions to an IRA or qualified plan (subject to the provisions of the Code, the qualified plan/IRA, the Contract and our administrative rules). This prospectus does not attempt to provide a complete discussion of the Act and its provisions. Individuals should consult with a qualified tax adviser.
Annuity Purchase Payments By Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state and foreign taxation with respect to an annuity contract purchase.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements comprising each of the Subaccounts of Brighthouse Separate Account Eleven for Variable Annuities, and the financial statements of Brighthouse Life Insurance Company, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports. Such financial statements are incorporated by reference in reliance upon the reports of such firm given their authority as experts in accounting and auditing.
The principal business address of Deloitte & Touche LLP is 650 South Tryon Street, Suite 1800, Charlotte, North Carolina 28202-3512.
FINANCIAL STATEMENTS
The financial statements comprising each of the Subaccounts of the Separate Account and the financial statements of the Company are incorporated by reference to the submission form type N-VPFS, File No. 811-21262, filed by the Separate Account with the SEC on March 26, 2026.
The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the contract.
11

Changes In And Disagreements With Accountants
None.
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PART C – OTHER INFORMATION
Item 27. Exhibits.
(a)(i)
Resolution of The Travelers Company Board of Directors authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to MetLife of CT Fund ABD for Variable Annuities’ Registration Statement on Form N-4 EL, File Nos. 033-65343/811-07465, filed December 22, 1995.)
(a)(ii)
Resolution of the MetLife Insurance Company of Connecticut Board of Directors, dated March 24, 2008, authorizing the combining of MetLife of CT Separate Account Five for Variable Annuities into the MetLife of CT Separate Account Eleven for Variable Annuities. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to this Registration Statement on Form N-4, File No. 333-152192 on November 20, 2008.)
(a)(iii)
Resolutions of MetLife Insurance Company of Connecticut Board of Directors dated August 13, 2014 (including Certificate of Conversion, Certificate of Incorporation and Certificate of Redomestication). (Incorporated herein by reference to Exhibit 2(c) to MetLife Insurance Company USA’s Registration Statement on Form S-3, File No. 333-201857, filed February 4, 2015.)
(b)
Not Applicable.
(c)(i)(a)
Distribution and Principal Underwriting Agreement among the Registrant, MetLife Insurance Company of Connecticut and MetLife Investors Distribution Company. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to this Registration Statement on Form N-4, File No. 333-152192 on November 20, 2008.)
(c)(i)(b)
Amendment to Distribution and Principal Underwriting Agreement between MetLife Insurance Company of Connecticut and MetLife Investors Distribution Company (effective November 14, 2014). (Incorporated herein by reference to MetLife Investors USA Separate Account A’s Registration Statement on Form N-4, File Nos. 333-200231/811-03365, filed on November 17, 2014.)
(c)(i)(c)
Amendment No. 2 to the Distribution and Principal Underwriting Agreement between MetLife Insurance Company USA and MetLife Investors Distribution Company (effective December 7, 2015). (Incorporated herein by reference to Exhibit 3(a)(ii) to Post-Effective Amendment No. 26 to MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File Nos. 333-101778/21262, filed on April 6, 2016.)
(c)(ii)
Agreement and Plan of Merger (10-20-06) (MLIDLLC into MLIDC). (Incorporated herein by reference to Exhibit 3(c) to Post-Effective Amendment No. 16 to MetLife of CT Fund ABD for Variable Annuities’ Registration Statement on Form N-4, File Nos. 033-65343/811-07465, filed April 4, 2007.)
(c)(iii)
Master Retail Sales Agreement (MLIDC) (9-2012). (Incorporated herein by reference to Exhibit 3(d) to Post-Effective Amendment No. 23, Amendment No. 152 to the Registration Statement on Form N-4, File No. 333-101778, filed April 3, 2013.)
(c)(iv)
Services Agreement between MetLife Investors Distribution Company and MetLife Insurance Company of Connecticut and Amendment No. 1 to Services Agreement. (Incorporated herein by reference to Exhibit 3(e) to Post-Effective Amendment No. 15 to MetLife of CT Fund BD for Variable Annuities’ Registration Statement on Form N-4, File Nos. 033-73466/811-08242, filed April 7, 2008.)

(c)(v)
Principal Underwriting and Distribution Agreement between Brighthouse Life Insurance Company and Brighthouse Securities, LLC (effective March 6, 2017). (Incorporated herein by reference to Exhibit 3(e) to Post-Effective Amendment No. 9 to Brighthouse Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File Nos. 333-152189/811-21262, filed April 5, 2017.)
(c)(vi)
Form of Brighthouse Securities, LLC Sales Agreement. (Incorporated herein by reference to Exhibit 3(f) to Post-Effective Amendment No. 7 to Brighthouse Separate Account A’s Registration Statement on Form N-4, File Nos. 333-209053/811-03665, filed December 14, 2017.)
(c)(vii)
Form of Brighthouse Securities, LLC Sales Agreement (7-19 NY). (Incorporated herein by reference to Exhibit (c)(vii) to Post-Effective Amendment No. 16 to Brighthouse Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File Nos. 333-152192/811-21262, filed April 10, 2023.)
(d)(i)(a)
Variable Annuity Contract. (Incorporated herein by reference to Exhibit 4(a) to Pre-Effective Amendment No. 1 to Travelers Separate Account Five for Variable Annuities’ Registration Statement on Form N-4, File No. 333-58783 filed on November 3, 1998.)
(d)(i)(b)
Contracts. (Incorporated herein by reference to Exhibit 4 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-58809, filed November 3, 1998.)
(d)(i)(c)
Contracts. (Incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 8 to the Registration Statement on Form S-2, File No. 033-33691 filed April 29, 1996.)
(d)(ii)
Company Name Change Endorsement. (Incorporated herein by reference to Exhibit 4(c) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-4, File No. 033-65343 filed April 6, 2006.)
(d)(iii)
Individual Retirement Annuity Qualification Rider. L-22445 1-08. (Incorporated herein by reference to Exhibit 4(c) to MetLife of CT Separate Account Five for Variable Annuities’ Registration Statement on Form N-4, File No. 333-58783 filed on April 7, 2008.)
(d)(iv)
Code Section 457(B) Rider for Eligible Plan of a Governmental or a Tax-Exempt Employer. L-22466 8-07. (Incorporated herein by reference to Exhibit 4(d) to MetLife of CT Separate Account Five for Variable Annuities’ Registration Statement on Form N-4, File No. 333-58783 filed on April 7, 2008.)
(d)(v)
MetLife Insurance Company of Connecticut 401(a)/403(a) Plan Endorsement. L-22492 (5/11). (Incorporated herein by reference to Exhibit 4(j) to Post-Effective Amendment No. 4 to MetLife of CT Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File No. 333-152189, filed April 4, 2012.)
(d)(vi)
MetLife Insurance Company of Connecticut 457(b) Plan Endorsement (Governmental and Tax-Exempt). L-22493 (5/11). (Incorporated herein by reference to Exhibit 4(k) to Post-Effective Amendment No. 4 to MetLife of CT Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File No. 333-152189, filed April 4, 2012.)
(d)(vii)
Company Name Change Endorsement effective November 14, 2014 (6-E120-14). (Incorporated herein by reference to Exhibit 4(a)(i) to MetLife Insurance Company USA’s Registration Statement on Form S-3, File No. 333-201857, filed February 4, 2015.)

(d)(viii)
Company Name Change Endorsement (effective March 6, 2017) (5-E132-6). (Incorporated herein by reference to Exhibit 4(m) to Post-Effective Amendment No. 9 to Brighthouse Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File Nos. 333-152189/811-21262, filed April 5, 2017.)
(d)(ix)
Systematic Withdrawal Program MetLife Retirement Account L-19066SWP Order # L-19244 1 Rev. 11/06. (Incorporated herein by reference to Exhibit 5(l) to MetLife of CT Separate Account Five for Variable Annuities’ Registration Statement on Form N-4, File No.333-58783 filed on April 6, 2007.)
(d)(x)
Dollar Cost Averaging Program MetLife Retirement Account L-19066DCA Order # L-19243; Rev. 11/06. (Incorporated herein by reference to Exhibit 5(m) to MetLife of CT Separate Account Five for Variable Annuities’ Registration Statement on Form N-4, File No. 333-58783 filed on April 6, 2007.)
(d)(xi)
Merger Endorsement (6-E48-07) (December 7, 2007). (Incorporated herein by reference to Exhibit 4(b) to the Registration Statement on Form S-1, File No. 333-147911 filed on December 7, 2007.)
(d)(xii)
Roth 401 Endorsement. (Incorporated herein by reference to Exhibit 4(d) to Post-Effective Amendment No. 14 to The Travelers Fund ABD for Variable Annuities to the Registration Statement on Form N-4, File Nos. 033-65343/811-07645 filed April 6, 2006.)
(d)(xiii)
Roth 403(b) Endorsement. (Incorporated herein by reference to Exhibit 4(e) to Post-Effective Amendment No. 14 to The Travelers Fund ABD for Variable Annuities to the Registration Statement on Form N-4, File Nos. 033-65343/811-07465 filed April 6, 2006.)
(d)(xiv)
Fixed Account Rider, Form L-14638Ed — 1-96. (Certain unified plans under Section 401 of the Code). (Incorporated herein by reference to Exhibit 4(d) to the Registration Statement on Form S-1, File No. 333-147911 filed April 9, 2008).
(d)(xv)
Fixed Account Rider, Form L-22155A Ed — 9-06 (all markets). (Incorporated herein by reference to Exhibit 4(e) to the Registration Statement on Form S-1, File No. 333-147911 filed April 9, 2008).
(d)(xvi)
Fixed Account Rider, Form L14708A Ed — 9-06 (all markets except non-ERISA 403(b) and 457 Gov’t plans subject to Deferred Comp Board Rules). (Incorporated herein by reference to Exhibit 4(f) to the Registration Statement on Form S-1, File No. 333-147911 filed April 9, 2008).
(d)(xvii)
Fixed Account Rider, Form L-22434 NYA Ed — 9-06 (for 457 Gov’t plans subject to Deferred Comp Board Rules). (Incorporated herein by reference to Exhibit 4(g) to the Registration Statement on Form S-1, File No. 333-147911 filed April 9, 2008).
(d)(xviii)
403(b) Nationwide Tax Sheltered Annuity Endorsement L-22487 (12/08). (Incorporated herein by reference to Exhibit 4(e) to Post-Effective Amendment No. 2 to MetLife of CT Separate Account Eleven for Variable Annuities Registration Statement on Form N-4, File No. 333-152189, filed April 6, 2010.)
(e)(i)
Form of Application. (Incorporated herein by reference to Exhibit 5 to Travelers Separate Account Five for Variable Annuities’ Registration Statement on Form N-4, File No. 333-58783 filed on November 3, 1998.)

a.
The Travelers Insurance Company, The Travelers Life and Annuity Company, Deferred Variable Annuity Application Rev. 5-05. National app L-22213. (Incorporated herein by reference to Post-Effective Amendment No. 11 to Travelers Separate Account Five for Variable Annuities’ Registration Statement on Form N-4, File Numbers 333-58783/811-08867, filed April 10, 2006.)
b.
The Travelers Insurance Company, The Travelers Life and Annuity Company, Deferred Variable Annuity Application Rev. 7-05 National app L-22213. (Incorporated herein by reference to Post-Effective Amendment No. 11 to Travelers Separate Account Five for Variable Annuities’ the Registration Statement on Form N-4, File Numbers 333-58783/811-08867, filed April 10, 2006.)
c.
The Travelers Insurance Company, The Travelers Life and Annuity Company, Deferred Variable Annuity Application Rev. 11-05 National app L-22213. (Incorporated herein by reference to Post-Effective Amendment No. 11 to Travelers Separate Account Five for Variable Annuities’ the Registration Statement on Form N-4, File Numbers 333-58783/811-08867, filed April 10, 2006.)
d.
The Travelers Insurance Company, The Travelers Life and Annuity Company, Deferred Variable Annuity Application Rev. 1-06 National app L-22213. (Incorporated herein by reference to Post-Effective Amendment No. 11 to Travelers Separate Account Five for Variable Annuities’ the Registration Statement on Form N-4, File Numbers 333-58783/811-08867, filed April 10, 2006.)
e.
The Travelers Insurance Company, The Travelers Life and Annuity Company, Master Application for Group Deferred Variable Annuity L22534 TRA Master App 7-05. (Incorporated herein by reference to Post-Effective Amendment No. 11 to Travelers Separate Account Five for Variable Annuities’ the Registration Statement on Form N-4, File Numbers 333-58783/811-08867, filed April 10, 2006.)
f.
The Travelers Insurance Company for Group Deferred Variable Annuity Application (New York) L-22535NY 5-05. (Incorporated herein by reference to Post-Effective Amendment No. 11 to Travelers Separate Account Five for Variable Annuities’ the Registration Statement on Form N-4, File Numbers 333-58783/811-08867, filed April 10, 2006.)
g.
The Travelers Insurance Company for Group Deferred Variable Annuity Application (New York) L-22535NY 6-05. (Incorporated herein by reference to Post-Effective Amendment No. 11 to Travelers Separate Account Five for Variable Annuities’ the Registration Statement on Form N-4, File Numbers 333-58783/811-08867, filed April 10, 2006.)
h.
The Travelers Insurance Company for Group Deferred Variable Annuity Application (New York) L-22535NY 7-05. (Incorporated herein by reference to Post-Effective Amendment No. 11 to Travelers Separate Account Five for Variable Annuities’ the Registration Statement on Form N-4, File Numbers 333-58783/811-08867, filed April 10, 2006.)
i.
The Travelers Insurance Company for Group Deferred Variable Annuity Application (New York) L-22535NY 8-05. (Incorporated herein by reference to Post-Effective Amendment No. 11 to Travelers Separate Account Five for Variable Annuities’ the Registration Statement on Form N-4, File Numbers 333-58783/811-08867, filed April 10, 2006.)

j.
The Travelers Insurance Company for Group Deferred Variable Annuity Application (New York) L-22535NY 11-05*. (Incorporated herein by reference to Post-Effective Amendment No. 11 to Travelers Separate Account Five for Variable Annuities’ the Registration Statement on Form N-4, File Numbers 333-58783/811-08867, filed April 10, 2006.)
k.
The Travelers Insurance Company for Group Deferred Variable Annuity Application (New York) L-22535NY 1-06. (Incorporated herein by reference to Post-Effective Amendment No. 11 to Travelers Separate Account Five for Variable Annuities’ the Registration Statement on Form N-4, File Numbers 333-58783/811-08867, filed April 10, 2006.)
(e)(ii)
Form of Variable Annuity Application. (Incorporated herein by reference to Exhibit 5 to Post-Effective Amendment No. 14 to The Travelers Fund ABD for Variable Annuities to the Registration Statement on Form N-4, File No. 033-65343 filed on April 6, 2006.)
(f)(i)
Charter of The Travelers Insurance Company, as amended on October 19, 1994. (Incorporated herein by reference to Exhibit 6(a) to Travelers Separate Account TM for Variable Annuities’ Registration Statement on Form N-4, File No. 333-40193, filed November 13, 1997.)
a.
Certificate of Amendment of the Charter as Amended and Restated of The Travelers Insurance Company effective May 1, 2006. (Incorporated herein by reference to Exhibit 6(c) to Post-Effective Amendment No. 14 to The Travelers Fund ABD for Variable Annuities Registration Statement on Form N-4, File No. 033-65343 filed April 6, 2006.)
b.
Certificate of Correction of MetLife Insurance Company of Connecticut, to the Amendment to the Charter as Amended and Restated of The Travelers Insurance Company, dated and executed as of the 4th day of April, 2007. (Incorporated herein by reference to Exhibit 6(a)(i) to Post-Effective Amendment No. 16 to MetLife of CT Separate Account QP for Variable Annuities’ Registration Statement on Form N-4, File No. 333-00165 filed October 31, 2007.)
(f)(ii)
Amended and Restated By-Laws of Met-Life Insurance Company of Connecticut (June 1, 2012). (Incorporated herein by reference to Exhibit 6(b) to Post-Effective Amendment No. 23 and Amendment No. 152 to the Registration Statement on Form N-4, File No. 333-101778, filed April 3, 2013.)
(f)(iii)
Certificate of Amendment of the Charter as Amended and Restated of The Travelers Insurance Company effective May 1, 2006. (Incorporated herein by reference to Post-Effective Amendment No. 14 to The Travelers Fund ABD for Variable Annuities Registration Statement on Form N-4, File No. 033-65343 filed April 6, 2006.)
(f)(iv)
Certificate of Incorporation of the Company and Certificate of Amendment (effective November 14, 2014). (Incorporated herein by reference to Exhibit 6(i) to MetLife Investors USA Separate Account A’s Registration Statement on Form N-4, File Nos. 333-200231/811-03365, filed November 17, 2014.)
(f)(v)
By-Laws of the Company. (Incorporated herein by reference to Exhibit 6(ii) to MetLife Investors USA Separate Account A’s Registration Statement on Form N-4, File Nos. 333-200231/811-03365, filed November 17, 2014.)
(f)(vi)
Certificate of Amendment of Certification of Incorporation of the Company (effective December 6, 2016). (Incorporated herein by reference to Exhibit (6)(f) to Post-Effective Amendment No. 9 to Brighthouse Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File Nos. 333-152189/811-21262, filed April 5, 2017.)

(f)(vii)
Amended and Restated Bylaws of the Company. (Incorporated herein by reference to Exhibit 6(g) to Post-Effective Amendment No. 9 to Brighthouse Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File Nos. 333-152189/811-21262, filed April 5, 2017.)
(g)(i)(a)
Automatic Reinsurance Agreement between Travelers Insurance Company and its subsidiary Travelers Life and Annuity Company (Ceding Company) and AXA Re Life Insurance Company now known as AXA Corporate Solutions Life Reinsurance Company as of September 14, 2000 (Reinsurer) (effective May 18, 2000) and Notice Letter of termination of new business as of May 17, 2003. (Incorporated herein by reference to Post-Effective Amendment No. 4 to this Registration Statement on Form N-4, File No. 333-152192, on April 4, 2012.)
(g)(i)(b)
Amendment Nos. 1 through 8, Letter Amendment, Amendment Nos. 9 through 10, Letter Amendment, and Amendment Nos. 11 through 13 to Automatic Reinsurance Agreement No. 2000-15, Dated May 18, 2000 between Travelers Insurance Company (Ceding Company) and its Subsidiary Travelers Life and Annuity Company and AXA Corporate Solutions Life Reinsurance Company (Reinsurer). (Incorporated herein by reference to Post-Effective Amendment No. 4 to this Registration Statement on Form N-4, File No. 333-152192, on April 4, 2012.)
(g)(i)(c)
Addendum to Automatic Reinsurance Agreement No. 2000-15 between Travelers Insurance Company and its subsidiary and Travelers Life and Annuity Company (Ceding Company) and AXA Corporate Solutions Life Reinsurance Company (Reinsurer) effective May 18, 2000. (Incorporated herein by reference to Exhibit 7(a)(iii) to Post-Effective Amendment No. 12 to this Registration Statement on Form N-4, File No. 333-152192, on April 3, 2019.)
(g)(i)(d)
Amendment No. 14 Novation Agreement by and among Colisee Re S.A. (formerly known as AXA Re S.A., and a current affiliated of AXA Corporate Solutions Life Reinsurance Company, each of which is directly owned by AXA S.A. (“Assignor”), AXA Equitable Holdings, Inc. (“Assignee”), AXA Corporate Solutions Life Reinsurance Company (“Reinsurer”) and Brighthouse Life Insurance Company (“Ceding Company”) dated April 25, 2018. (Incorporated herein by reference to Exhibit 7(a)(iv) to Post-Effective Amendment No. 12 to this Registration Statement on Form N-4, File No. 333-152192, on April 3, 2019.)
(g)(ii)(a)
Service Agreement and Indemnity Combination Coinsurance and Modified Coinsurance Agreement of Certain Annuity Contracts between MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company – Treaty #20176, effective January 1, 2014. (Incorporated herein by reference to Exhibit 7(d) to Post-Effective Amendment No. 24 to MetLife of CT Separate Account Eleven for Variable Annuities Registration Statement on Form N-4, File Nos. 333-101778/811-21262, filed on April 4, 2014.)
(g)(ii)(b)
Amendment to Service Agreement and Indemnity Combination Coinsurance and Modified Coinsurance between Brighthouse Life Insurance Company and Metropolitan Life Insurance Company (effective 11-01-21). (Incorporated herein by reference to Exhibit (g)(ii)(b) to Post-Effective Amendment No. 16 to Brighthouse Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File Nos. 333-152192/811-21262, filed April 10, 2023.)
(h)(i)(a)
Participation Agreement among Met Investors Series Trust, Met Investors Advisory, LLC, MetLife Investors Distribution Company, The Travelers Insurance Company and The Travelers Life and Annuity Company effective November 1, 2005. (Incorporated herein by reference to Exhibit 8(c) to Post-Effective Amendment No. 14 to The Travelers Fund ABD for Variable Annuities Registration Statement on Form N-4, File No. 033-65343 filed April 6, 2006.)

(h)(i)(b)
First Amendment to the Participation Agreement among Met Investors Series Trust, MetLife Advisers, LLC, and MetLife Insurance Company of Connecticut as of May 1, 2009. (Incorporated herein by reference to Exhibit 8(a)(i) to Post-Effective Amendment No. 4 to MetLife of CT Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File No. 333-152189, filed April 4, 2012.)
(h)(i)(c)
Amendment to each of the Participation Agreements currently in effect between Met Investors Series Trust, MetLife Advisers, LLC, MetLife Investors Distribution Company and Metropolitan Life Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, First MetLife Investors Insurance Company, New England Life Insurance Company and General American Life Insurance Company effective April 30, 2010. (Incorporated herein by reference to Exhibit 8(a)(ii) to Post-Effective Amendment No. 4 to MetLife of CT Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File No. 333-152189, filed April 4, 2012.)
(h)(i)(d)
Amendment to Participation Agreement among Met Investors Series Trust, MetLife Advisers, LLC, MetLife Investors Distribution Company and MetLife Insurance Company of Connecticut (effective November 17, 2014). (Incorporated herein by reference to Exhibit 8(i)(d) to MetLife Investors USA Separate Account A’s Registration Statement on Form N-4, File Nos. 333-200231/811-03365, filed November 17, 2014.)
(h)(ii)(a)
Participation Agreement among Brighthouse Funds Trust I, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC and Brighthouse Life Insurance Company (effective March 6, 2017). (Incorporated herein by reference to Exhibit 8(a)(iv) to Post-Effective Amendment No. 9 to Brighthouse Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File Nos. 333-152189/811-21262, filed April 5, 2017.)
(h)(ii)(b)
Amendment to Participation Agreement among Brighthouse Funds Trust I, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC and Brighthouse Life Insurance Company (effective 01-01-21). (Incorporated herein by reference to Exhibit (h)(ii)(b) to Post-Effective Amendment No. 15 to Brighthouse Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File Nos. 333-152192/811-21262, filed April 7, 2022.)
(h)(iii)(a)
Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Securities, Inc. and MetLife Insurance Company of Connecticut entered as of April 30, 2007. (Incorporated herein by reference to Exhibit 8(c)(i) to Post-Effective Amendment No. 16 to MetLife of CT Separate Account QP for Variable Annuities’ Registration Statement on Form N-4, File 333-00165 filed October 31, 2007.)
(h)(iii)(b)
Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Investors Distribution Company and MetLife Insurance Company of Connecticut entered as of August 31, 2007. (Incorporated herein by reference to Exhibit 8(c)(ii) to Post-Effective Amendment No. 16 to MetLife of CT Separate Account QP for Variable Annuities’ Registration Statement on Form N-4, File 333-00165 filed October 31, 2007.)

(h)(iii)(c)
Amendment to each of the Participation Agreements currently in effect between Metropolitan Series Fund, MetLife Advisers, LLC, MetLife Investors Distribution Company and Metropolitan Life Insurance Company, Metropolitan Tower Life Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, First MetLife Investors Insurance Company, New England Life Insurance Company and General American Life Insurance Company effective April 30, 2010. (Incorporated herein by reference to Exhibit 8(b)(iii) to Post-Effective Amendment No. 4 to MetLife of CT Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File No. 333-152189, filed April 4, 2012.)
(h)(iv)(a)
Participation Agreement among Brighthouse Funds Trust II, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC and Brighthouse Life Insurance Company (effective March 6, 2017). (Incorporated herein by reference to Exhibit 8(b)(iv) to Post-Effective Amendment No. 9 to Brighthouse Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File Nos. 333-152189/811-21262, filed April 5, 2017.)
(h)(iv)(b)
Amendment to Participation Agreement among Brighthouse Funds Trust II, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC and Brighthouse Life Insurance Company (effective 01-01-21). (Incorporated herein by reference to Exhibit (h)(iv)(b) to Post-Effective Amendment No. 15 to Brighthouse Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File Nos. 333-152192/811-21262, filed April 7, 2022.)
(h)(v)(a)
Amended and Restated Participation Agreement among The Travelers Insurance Company, Fidelity Distributors Corporation, VIP Fund, VIP Fund II and VIP Fund III effective May 1, 2001 and Amendments to the Amended and Restated Participation Agreement (respectively effective May 1, 2003 and December 8, 2004). (Incorporated herein by reference to Exhibit 8(o) to Post-Effective Amendment No. 19 to MetLife of CT Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File No. 333-101778, filed April 7, 2009.)
(h)(v)(b)
Summary Participation Agreement (Summary) (4/30/10). (Incorporated herein by reference to Exhibit 8(c)(i) to Post-Effective Amendment No. 3 to MetLife of CT Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File No. 333-152189, filed April 5, 2011.)
(h)(v)(c)
Amendment to the Participation Agreement with Fidelity Variable Insurance Products Funds (effective November 17, 2014). (Incorporated herein by reference to Exhibit 8(vii)(c) to MetLife Investors Variable Annuity Account One’s Registration Statement on Form N-4 File No. 333-200247/811-05200, filed November 17, 2014.)
(h)(v)(d)
Amendments to the Participation Agreement among MetLife Insurance Company USA (formerly MetLife Insurance Company of Connecticut), Fidelity Variable Insurance Products Funds and Fidelity Distributors Corporation (effective June 1, 2015, April 28, 2008, May 16, 2007 and October 1, 2005). (Incorporated herein by reference to Exhibit 8(l)(iii) to Post-Effective Amendment No. 27 to Brighthouse Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File Nos. 333-101778/811-21262, filed on April 5, 2017.)
(h)(v)(e)
Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Brighthouse Life Insurance Company (effective 3-06-17). (Incorporated herein by reference to Exhibit 8(l)(iv) to Post-Effective Amendment No. 29 to Brighthouse Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File Nos. 333-101778/811-21262, filed on April 25, 2018.)

(h)(v)(f)
Amendment to Participation Agreement among Brighthouse Life Insurance Company, Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV, Variable Insurance Products Fund V, and Fidelity Distributors Company LLC (effective 03-01-21). (Incorporated herein by reference to Exhibit (h)(v)(f) to Post-Effective Amendment No. 15 to Brighthouse Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File Nos. 333-152192/811-21262, filed April 7, 2022.)
(h)(vi)(a)
Amended and Restated Participation Agreement among The Travelers Insurance Company, The Travelers Life and Annuity Company, Travelers Distribution LLC, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. effective May 1, 2004 and an Amendment to the Amended and Restated Participation Agreement (effective May 1, 2005). (Incorporated herein by reference to Exhibit 8(i) to Post-Effective Amendment No. 19 to MetLife of CT Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File No. 333-101778, filed April 7, 2009.)
(h)(vi)(b)
Amendment No. 5 to A&R Participation Agreement Franklin Templeton Variable Products Trust, Franklin/Templeton Distributors, Inc., MetLife Insurance Company of Connecticut and MetLife Investors Distribution Company (update schedules) (10/5/10). (Incorporated herein by reference to Exhibit 8(d)(i) to Post-Effective Amendment No. 3 to MetLife of CT Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File No. 333-152189 filed on April 5, 2011.)
(h)(vi)(c)
Participation Agreement Addendum effective as of May 1, 2011, Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., MetLife Insurance Company of Connecticut and MetLife Investors Distribution Company. (Incorporated herein by reference to Exhibit 8(d)(ii) to Post-Effective Amendment No. 4 to MetLife of CT Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File No. 333-152189, filed April 4, 2012.)
(h)(vi)(d)
Amendment dated January 15, 2013 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., MetLife Insurance Company of Connecticut and MetLife Investors Distribution Company. (Incorporated herein by reference to Exhibit 8(i)(iii) to Post-Effective Amendment No. 23 and Amendment No. 152 to the Registration Statement on Form N-4, File Nos. 333-101778/811-21262, filed April 3, 2013.)
(h)(vi)(e)
Amendment No. 7 to the Amended and Restated Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., MetLife Insurance Company of Connecticut and MetLife Investors Distribution Company. (Incorporated herein by reference to Exhibit 8(ii)(e) to MetLife Investors Variable Annuity Account One’s Registration Statement on Form N-4, File Nos. 333-200247/811-05200, filed November 17, 2014.)
(h)(vi)(f)
Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., MetLife Insurance Company of Connecticut and MetLife Investors Distribution Company (effective August 1, 2014). (Incorporated herein by reference to Exhibit 8(i)(v) to Post-Effective Amendment No. 26 to MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File Nos. 333-101778/811-21262, filed on April 6, 2016.)
(h)(vi)(g)
Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY and Brighthouse Securities, LLC (03-06-17). (Incorporated herein by reference to Exhibit 8(i)(vii) to Post-Effective Amendment No. 28 to Brighthouse Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File Nos. 333-101778/811-21262, filed on April 4, 2018.)

(h)(vii)(h)
Fourth Amendment to Participation Agreement among Franklin Distributors, LLC, Franklin Templeton Fund Adviser, LLC, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust and Brighthouse Life Insurance Company. (Incorporated herein by reference to Exhibit h(viii)(e) to Registrant’s Registration Statement on Form N-4, File No. 333-152192, filed April 7, 2025.)
(h)(vii)(a)
Participation Agreement among The Travelers Insurance Company, The Travelers Life and Annuity Company and Janus Aspen Series effective May 1, 2000 and Amendments to the Participation Agreement (respectively effective July 1, 2000, October 15, 2000, May 1, 2001, May 24, 2001, January 31, 2002, May 1, 2003, August 1, 2004 and April 28, 2008). (Incorporated herein by reference to Exhibit 8(j) to Post-Effective Amendment No. 19 to MetLife of CT Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File No. 333-101778, filed April 7, 2009.)
(h)(vii)(b)
Amendment No. 8 to Participation Agreement between MetLife Insurance Company of Connecticut and Janus Aspen Series, effective as of May 1, 2011. (Incorporated herein by reference to Exhibit 8(e)(i) to Post-Effective Amendment No. 4 to MetLife of CT Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File No. 333-152189, filed April 4, 2012.)
(h)(vii)(c)
Amendment No. 9 to Fund Participation Agreement among Janus Aspen Series and MetLife Insurance Company USA. (Incorporated herein by reference to Exhibit 8(e)(ii) to Post-Effective Amendment No. 7 to MetLife of CT Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File No. 333-152189 filed April 8, 2015.)
(h)(vii)(d)
Amendment No. 10 to Fund Participation Agreement among Janus Aspen Series and Brighthouse Life Insurance Company (effective 03-01-21). (Incorporated herein by reference to Exhibit (h)(vii)(d) to Post-Effective Amendment No. 15 to Brighthouse Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File Nos. 333-152192/811-21262, filed April 7, 2022.)
(h)(vii)(e)
Amendment No.11 to Fund Participation Agreement for Rules 30e-3 and 498A among Janus Aspen Series, Brighthouse Life Insurance Company and Brighthouse Life Insurance Company of NY (effective 03-25-22). (Incorporated herein by reference to Exhibit (h)(vii)(e) to Post-Effective Amendment No. 16 to Brighthouse Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File Nos. 333-152192/811-21262, filed April 10, 2023.)
(h)(viii)(a)
Participation Agreement among MetLife Insurance Company of Connecticut, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Investor Services, LLC and Legg Mason Partners Fund Advisor, LLC effective January 1, 2009. (Incorporated herein by reference to Exhibit 8(k) to Post-Effective Amendment No. 19 to MetLife of CT Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File No. 333-101778, filed April 7, 2009.)
(h)(viii)(b)
Amendment to Participation Agreement between Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Investor Services, LLC, Legg Mason Partners Fund Advisor and Metropolitan Life Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, and First MetLife Investors Insurance Company (4/30/10). (Incorporated herein by reference to Exhibit 8(f)(i) to Post-Effective Amendment No. 3 to this Registration Statement on Form N-4, File No. 333-152189, filed on April 4,2011. (Incorporated herein by reference to Exhibit 8(f)(i) to Post-Effective Amendment No. 3 to MetLife of CT Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File No. 333-152189, filed April 5, 2011.)

(h)(viii)(c)
Second Amendment to Participation Agreement among Legg Mason Investors Services, LLC, Legg Mason Partners Fund advisor, LLC, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust and MetLife Insurance Company of Connecticut. (Incorporated herein by reference to Exhibit 8(vii)(c) to MetLife Investors USA Separate Account A’s Registration Statement on Form N-4, File Nos. 333-200237/811-03365, filed on November 17, 2014.)
(h)(viii)(d)
Third Amendment to Participation Agreement among Brighthouse Life Insurance Company, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Investor Services, LLC and LMP Fund Advisor, LLC (10-3-19). (Incorporated herein by reference to Exhibit 8(j)(iii) to Post-Effective Amendment No. 32 to Brighthouse Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File Nos. 333-101778/811-21262, filed electronically on April 3, 2020.)
(h)(ix)(a)
Participation Agreement among The Travelers Insurance Company, The Travelers Life and Annuity Company, American Funds Insurance Series, American Funds Distributors, Inc. and Capital Research and Management Company effective October 1, 1999 and Amendments to the Participation Agreement (respectively effective May 1, 2001, December 31, 2002, April 14, 2003, October 20, 2005 and April 28, 2008.) (Incorporated herein by reference to Exhibit 8(e) to Post-Effective Amendment No. 19 to MetLife of CT Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File No. 333-101778, filed April 7, 2009.)
(h)(ix)(b)
Amendment to Participation Agreements between American Funds Insurance Series, Capital Research and Management Company and Metropolitan Life Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, First MetLife Investors Insurance Company, New England Life Insurance Company and General American Life Insurance Company (Summary) (4/30/10). (Incorporated herein by reference to Exhibit 8(d)(i) to Post-Effective Amendment No. 3 to MetLife of CT Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File No. 333-152194, filed April 5, 2011.)
(h)(ix)(c)
Amendment No. 7 to the Participation Agreement among MetLife Insurance Company of Connecticut, American Funds Insurance Series, American Funds Distributors, Inc. and Capital Research and Management Company. (Incorporated herein by reference to exhibit 3(i)(b) to MetLife Investors USA Separate Account A’s Registration Statement on Form N-4, File Nos. 333-200237/811-03365, filed November 17, 2014.)
(h)(ix)(d)
Eighth Amendment to the Participation Agreement between MetLife Insurance Company USA, American Funds Insurance Series, American Funds Distributors, Inc. and Capital Research and Management Company dated May 15, 2015. (Incorporated herein by reference to Exhibit 8(e)(iii) to Post-Effective Amendment No. 26 to MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File Nos. 333-101778/21262, filed on April 6, 2016.)
(h)(ix)(e)
Ninth Amendment to the Participation Agreement between MetLife Insurance Company USA, American Funds Insurance Series, American Funds Distributors, Inc. and Capital Research and Management Company dated November 19, 2014. (Incorporated herein by reference to Exhibit 8(e)(iv) to Post-Effective Amendment No. 26 to MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File Nos. 333-101778/21262, filed on April 6, 2016.)

(h)(ix)(f)
Tenth Amendment to Participation Agreement among Brighthouse Life Insurance Company, American Funds Insurance Series, American Funds Distributors, Inc. and Capital Research and Management Company (03-06-17). (Incorporated herein by reference to Exhibit 8(e)(v) to Post-Effective Amendment No. 29 to Brighthouse Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File Nos. 333-101778/811-21262, filed on April 25, 2018.)
(h)(ix)(g)
Eleventh Amendment to Participation Agreement among Brighthouse Life Insurance Company, American Funds Insurance Series, American Funds Distributors, Inc. and Capital Research and Management Company (effective 08-17-21). (Incorporated herein by reference to Exhibit (h)(ix)(g) to Post-Effective Amendment No. 15 to Brighthouse Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File Nos. 333-152192/811-21262, filed April 7, 2022.)
(h)(x)(a)
Participation Agreement among Delaware Group Premium Fund, Inc., Delaware Distributors, L.P., Delaware Management Company and The Travelers Insurance Company and The Travelers Life and Annuity Company dated May 1, 1998 and amendments. (Incorporated herein by reference to Post-Effective Amendment No. 15 to MetLife of CT Fund UL III for Variable Annuities’ Registration Statement on Form N-6, File No. 333-71349, filed April 9, 2009.)
(h)(x)(b)
Amendment to the Participation Agreement dated May 1, 1998 among MetLife Insurance Company of Connecticut, Delaware VIP Trust, Delaware Management Company and Delaware Distributors, L.P. (Incorporated herein by reference to Post-Effective Amendment No. 7 to MetLife of CT Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File No. 333-152194, filed April 8, 2015.)
(h)(x)(c)
Amendment to Participation Agreement among Brighthouse Life Insurance Company, Delaware VIP Trust, Delaware Management Company and Delaware Distributors, L.P. (03-06-17). (Incorporated herein by reference to Exhibit 8(e)(iii) to Post-Effective Amendment No. 11 to Brighthouse Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File Nos. 333-152194/811-21262, filed April 25, 2018.)
(h)(x)(d)
Amendment to Participation Agreement among Brighthouse Life Insurance Company, Delaware VIP Trust, Delaware Management Company and Delaware Distributors, L.P. (effective 01-01-21). (Incorporated herein by reference to Pre-Effective Amendment No. 14 to this Registration Statement on Form N-4, File No. 333-152192, on April 8, 2021.)
(h)(xi)(a)
Amendment No. 2 to Participation Agreement among MetLife Insurance Company of Connecticut, Wells Fargo Funds Trust and Wells Fargo Distributor, LLC, effective April 30, 2012. (Incorporated herein by reference to Exhibit 8(i) to Post-Effective Amendment No. 5 to MetLife of CT Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4 File No. 333-152194, filed April 3, 2013.)
(h)(xi)(b)
Amendment No. 3 to the Participation Agreement dated May 1, 1998 among MetLife Insurance Company of Connecticut, Wells Fargo Variable Trust, Wells Fargo Funds Distributor, LLC and Wells Fargo Funds Management, LLC. (Incorporated herein by reference to exhibit 8(i) to Post-Effective No. 7 to MetLife of CT Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4 File No. 333-152194, filed April 8, 2015.)

(h)(xii)(a)
Participation Agreement among Trust for Advised Portfolios, Quasar Distributors, LLC, 1919 Investment Counsel, LLC and MetLife Insurance Company USA (effective November 7, 2014). (Incorporated herein by reference to Exhibit 8(n) to MetLife of CT Separate Account Eleven for Variable Annuities’ Post-Effective Amendment No. 25 to Registration Statement on Form N-4, File Nos. 333-101778/811-21262, filed April 8, 2015.)
(h)(xii)(b)
Amendments Nos. 1 and 2 among Trust for Advised Portfolios, Quasar Distributors, LLC, 1919 Investment Counsel, LLC and Brighthouse Life Insurance Company (effective 02-24-2020 and 01-01-2021, respectively). (Incorporated herein by reference to Pre-Effective Amendment No. 14 to this Registration Statement on Form N-4, File No. 333-152192, filed April 8, 2021.)
(i)
Not Applicable.
(j)
Not Applicable.
(k)
Opinion and Consent of Counsel. (Filed herewith.)
(l)
Consent of Independent Registered Public Accounting Firm. (Filed herewith.)
(m)
Not Applicable.
(n)
Not Applicable.
(o)
Form of Initial Summary Prospectus. (Incorporated herein by reference to Exhibit (o)  to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form  N-4, File No. 333-290025, filed October 10, 2025.)
(p)
Powers of Attorney for Eric Steigerwalt, Myles Lambert, David A. Rosenbaum, Jonathan Rosenthal, Edward A. Spehar, Melissa B. Pavlovich and Gianna H. Figaro-Sterling. (Filed herewith.)
(q)
Not Applicable.
(r)
Not Applicable.
101.
Inline Interactive Data File – the instance document does not appear in the Interactive Data File because its iXBRL tags are embedded within the Inline XBRL document.
Item 28. Directors and Officers of the Insurance Company.
Name and Principal Business Address	Positions and Offices with Insurance Company

Eric Steigerwalt 11225 North Community House Road Charlotte, NC 28277	Chairman of the Board, President, Chief Executive Officer and a Director

Myles Lambert 11225 North Community House Road Charlotte, NC 28277	Director and Vice President

David A. Rosenbaum 11225 North Community House Road Charlotte, NC 28277	Director and Vice President

Jonathan Rosenthal 11225 North Community House Road Charlotte, NC 28277	Director, Vice President and Chief Investment Officer

Edward A. Spehar 11225 North Community House Road Charlotte, NC 28277	Director, Vice President and Chief Financial Officer

Michele H. Abate 11225 North Community House Road Charlotte, NC 28277	Vice President

Richard A. Cook 11225 North Community House Road Charlotte, NC 28277	Vice President and Deputy Chief Accounting Officer

Patrisha Cox 11225 North Community House Road Charlotte, NC 28277	Vice President

Leda DeBarba 11225 North Community House Road Charlotte, NC 28277	Vice President

Andrew DeRosa 11225 North Community House Road Charlotte, NC 28277	Vice President

Devon DiBenedetto 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Information Security Officer

Micah Dowling 11225 North Community House Road Charlotte, NC 28277	Vice President

Tara Figard 11225 North Community House Road Charlotte, NC 28277	Vice President

Gianna H. Figaro-Sterling 11225 North Community House Road Charlotte, NC 28277	Vice President and Controller

Kevin Finneran 11225 North Community House Road Charlotte, NC 28277	Vice President and Illustration Officer

James Grady 11225 North Community House Road Charlotte, NC 28277	Vice President

Christopher Hartsfield 11225 North Community House Road Charlotte, NC 28277	Vice President and Assistant Secretary

Katie Hellmanm 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Compliance Officer

Jeffrey Hughes 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Technology Officer

Allie Lin 11225 North Community House Road Charlotte, NC 28277	Vice President and Secretary

Brian McGurn 11225 North Community House Road Charlotte, NC 28277	Chief Derivatives Officer

Philip Melville 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Risk Officer

Janet Morgan 11225 North Community House Road Charlotte, NC 28277	Vice President and Treasurer

Gerard Nigro 11225 North Community House Road Charlotte, NC 28277	Vice President

Alan Otis 11225 North Community House Road Charlotte, NC 28277	Vice President

James Painter, Jr. 11225 North Community House Road Charlotte, NC 28277	Vice President

Melissa B. Pavlovich 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Accounting Officer

Phillip Pfotenhauer 11225 North Community House Road Charlotte, NC 28277	Vice President

Marc Pucci 11225 North Community House Road Charlotte, NC 28277	Vice President

Matthew Sheperd 11225 North Community House Road Charlotte, NC 28277	Vice President – Dividend Actuary

Kristi Slavin 11225 North Community House Road Charlotte, NC 28277	Vice President

Gregor Speakman 11225 North Community House Road Charlotte, NC 28277	Vice President

Michael Villella 11225 North Community House Road Charlotte, NC 28277	Vice President and Illustration Actuary

Julienne Warr 11225 North Community House Road Charlotte, NC 28277	Vice President

Natalie Wright 11225 North Community House Road Charlotte, NC 28277	Vice President
Item 29. Persons Controlled by or Under Common Control with the Insurance Company or the Registered Separate Account.
Brighthouse Separate Account Eleven for Variable Annuities (the "Separate Account") is a registered separate account of Brighthouse Life Insurance Company ("BLIC", the "Insurance Company", or the "Company") under Delaware insurance law. BLIC is an indirect, wholly-owned subsidiary of Brighthouse Financial, Inc., a publicly traded company. The following outline indicates those entities that are controlled by Brighthouse Financial, Inc. or are under the common control of Brighthouse Financial, Inc.
No person is controlled by the Separate Account, and none of the entities listed below files financial statements that are consolidated with the Separate Account's financial statements. The Separate Account does not have any subsidiaries.

ORGANIZATIONAL STRUCTURE OF BRIGHTHOUSE FINANCIAL, INC. AND SUBSIDIARIES
AS OF DECEMBER 31, 2025
The following is a list of subsidiaries of Brighthouse Financial, Inc. as of December 31, 2025.
The entity which is listed at the left margin (labeled with a capital letter) is a direct subsidiary of Brighthouse Financial, Inc. (DE).
Each entity which is indented under another entity is a subsidiary of such other entity and, therefore, an indirect subsidiary of Brighthouse Financial, Inc.
The voting securities of the subsidiaries listed are 100% owned by their respective parent companies. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following the name of such subsidiary. All of the entities listed below are included in the consolidated financial statements of Brighthouse Financial, Inc. Each of the entities listed under Section 2 is included in the consolidated financial statements of Brighthouse Life Insurance Company. Both Brighthouse Financial, Inc. and Brighthouse Life Insurance Company file consolidated financial statements with the SEC pursuant to the Securities Exchange Act of 1934, as amended.
A.	Brighthouse Holdings, LLC (DE)
	1.	New England Life Insurance Company (MA)
	2.	Brighthouse Life Insurance Company (DE)
		a.		Brighthouse Reinsurance Company of Delaware (DE)
		b.		Brighthouse Life Insurance Company of NY (NY)
			(i.)	BLICNY Property Ventures, LLC (DE)
		c.		Brighthouse Renewables Holdings, LLC (DE)
			(i.)	Greater Sandhill I, LLC (DE)
		d.		Brighthouse Assignment Company (CT)
		e.		Euro TL Investments LLC (DE)
		f.		Euro TI Investments LLC (DE)
		g.		TLA Holdings II LLC (DE)
		h.		BLIC Property Ventures, LLC (DE)
		i.		TLA Holdings LLC (DE)
	3.	Brighthouse Securities, LLC (DE)
	4.	Brighthouse Services, LLC (DE)
	5.	Brighthouse Investment Advisers, LLC (DE)
Item 30. Indemnification.
Pursuant to applicable provisions of Brighthouse Life Insurance Company’s by-laws or internal corporate policies adopted by Brighthouse Life Insurance Company or Brighthouse Financial, Inc., its ultimate parent, the directors, officers and other controlling persons of Brighthouse Life Insurance Company and of Brighthouse Life Insurance Company’s affiliate and the underwriter, Brighthouse Securities, LLC, who are made or threatened to be made a party to an action or proceeding, may be eligible to obtain indemnification against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, incurred as a result of such action or proceeding. Under the principal underwriting agreement between Brighthouse Life Insurance Company and Brighthouse Securities, LLC, the parties have agreed to indemnify each other against certain liabilities and expenses from legal proceedings arising out of Brighthouse Securities LLC’s distribution of the Contracts.

Brighthouse Financial, Inc. also maintains directors and officers and professional liability insurance policies under which the Separate Account, the Insurance Company and the Underwriter, as well as certain other subsidiaries of Brighthouse, are covered. Brighthouse Financial, Inc. also has secured a financial institutions bond.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Principal Underwriter.
(a)
Brighthouse Securities, LLC serves as principal underwriter and distributor for the following investment companies (including the Registrant):
Brighthouse Fund UL for Variable Life Insurance
Brighthouse Fund UL III for Variable Life Insurance
Brighthouse Funds Trust I
Brighthouse Funds Trust II
Brighthouse Separate Account A
Brighthouse Separate Account Eleven for Variable Annuities
Brighthouse Separate Account QPN for Variable Annuities
Brighthouse Variable Annuity Account B
Brighthouse Variable Annuity Account C
Brighthouse Variable Life Account A
Brighthouse Variable Life Account One
New England Variable Annuity Separate Account
New England Variable Life Separate Account
(b)
Brighthouse Securities, LLC is the principal underwriter for the Contracts. The following persons are officers and managers of Brighthouse Securities, LLC:
Name and Principal Business Address	Positions and Offices with Underwriter
Myles Lambert 11225 North Community House Road Charlotte, NC 28277	Manager, Chief Executive Officer and President

Philip Beaulieu 11225 North Community House Road Charlotte, NC 28277	Manager and Vice President

Amy Cusson 11225 North Community House Road Charlotte, NC 28277	Manager

Michael Davis 11225 North Community House Road Charlotte, NC 28277	Manager and Vice President

Kevin Macilvane, Jr. 11225 North Community House Road Charlotte, NC 28277	Manager

Gerard Nigro 11225 North Community House Road Charlotte, NC 28277	Manager and Vice President

Richard Cook 11225 North Community House Road Charlotte, NC 28277	Vice President

Christopher Hartsfield 11225 North Community House Road Charlotte, NC 28277	Vice President and Assistant Secretary

Allie Lin 11225 North Community House Road Charlotte, NC 28277	Vice President and Secretary

John Martinez 11225 North Community House Road Charlotte, NC 28277	Principal Financial Officer

Brian McGurn 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Derivatives Officer

Janet Morgan 11225 North Community House Road Charlotte, NC 28277	Vice President and Treasurer

James Painter, Jr. 11225 North Community House Road Charlotte, NC 28277	Vice President

Melissa Pavlovich 11225 North Community House Road Charlotte, NC 28277	Vice President and Tax Director

Kristin Prohonic 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Compliance Officer
(c)
Compensation to the Distributor. The following aggregate amount of commissions and other compensation was received by the Distributor, directly or indirectly, from the Registered Separate Account and the other separate accounts of the Insurance Company, which also issue variable annuity contracts, and certain single premium deferred index-linked annuity contracts of the Insurance Company, during their last fiscal year:
(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation On Redemption	(4) Brokerage Commissions	(5) Other Compensation
Brighthouse Securities, LLC	737,658,036	$0	$0	$0

Item 31A. Information About Contracts with Index-Linked Options and Fixed Options subject to a Contract Adjustment.
(a)
The information in the table below is as of December 31, 2025
Name of the Contract	Number of Contracts outstanding	Total Value attributable to the Index-Linked Option and/or Fixed Option subject to a Contract Adjustment	Number of Contracts Sold during the prior calendar year	Gross Premiums received during the prior calendar year	Amount of Contract value redeemed during the prior calendar year	Combination Contract (Yes/No)
Fixed Account	927	$15,621,310	0	$0	$1,940,360	Yes
(b)
Not Applicable.
Item 32. Location of Accounts and Records.
Omitted.
Item 33. Management Services.
Not Applicable.
Item 34. Fee Representation and Undertakings.
With regard to the variable options, the Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by the Company.
With regard to the options subject a market value adjustment, the Company hereby undertakes (1) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement to include any prospectus required by section 10(a)(3) of the Securities Act; and (2) that for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
(a)
The undersigned registrant represents that it is relying on the exemptions from certain provisions of Sections 22(e) and 27 of the Investment Company Act of 1940 provided by Rule 6c-7 under the Act. The registrant further represents that the provisions of paragraph (a) - (d) of Rule 6c-7 have been complied with.
(b)
The Registered Separate Account represents that for its TSA variable annuities it is relying on the “no-action” position of the Commission staff as contained in its November 7, 1988 letter to the American Council of Life Insurance and has complied with the provisions of numbered paragraphs (1) - (4) of such letter.
(c)
The undersigned Registered Separate Account represents that with respect to its TSA ERISA variable annuities, it is relying on the “no-action” position of the Commission staff as contained in its August 20, 2012 letter to the ING Life Insurance and Annuity Company and has complied with the provisions of such letter.

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Charlotte, and State of North Carolina, on this 3rd day of April, 2026.
BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES (Registered Separate Account)

By:	BRIGHTHOUSE LIFE INSURANCE COMPANY
By:	/s/ David A. Rosenbaum
David A. Rosenbaum Vice President

By:	BRIGHTHOUSE LIFE INSURANCE COMPANY
(Insurance Company)
By:	/s/ David A. Rosenbaum
David A. Rosenbaum Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on April 3, 2026.
/s/ Eric Steigerwalt* Eric Steigerwalt	Chairman of the Board, President, Chief Executive Officer and a Director
/s/ Myles Lambert* Myles Lambert	Director
/s/ David A. Rosenbaum* David A. Rosenbaum	Director
/s/ Jonathan Rosenthal* Jonathan Rosenthal	Director
/s/ Edward A. Spehar* Edward A. Spehar	Director, Vice President and Chief Financial Officer
/s/ Melissa B. Pavlovich* Melissa B. Pavlovich	Vice President and Chief Accounting Officer
/s/ Gianna H. Figaro-Sterling* Gianna H. Figaro-Sterling	Vice President and Controller

*By:	/s/ Michele H. Abate
Michele H. Abate, Attorney-in-Fact April 3, 2026
* Brighthouse Life Insurance Company. Executed by Michele H. Abate, Esquire on behalf of those indicated pursuant to powers of attorney filed herewith.

Exhibit Index
(k)
Opinion and Consent of Counsel
(i)
Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm
(p)
Powers of Attorney